UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2007 through June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Balanced Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	12
Financial Highlights	16
Notes to Financial Statements	18
Trustees	22
Officers	24
Schedule of Shareholder Expenses	25

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 6, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Balanced Portfolio for the six months ended June 30, 2007. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing-related employment and consumer spending.”

Stocks roll over road blocks

No challenge seemed too great for the U.S. stock market during the first half of 2007 — not the sharp, but short-lived, China-market-inspired correction of late-February; not the anemic first-quarter gross domestic product (GDP) growth rate of 0.7%; not the growing fallout from housing-market weakness; not the increasing default rate tied to the sub-prime mortgage debacle; and not the Federal Reserve’s (Fed) persistent inflation warnings.

Despite these obstacles, stocks advanced firmly, with the S&P 500 Index posting a six-month total return of 6.96%. Investors generally pointed to abundant liquidity and robust merger-and-acquisition activity, including private equity deals, as drivers of stock-market gains. In addition, optimism regarding continued, albeit slow, economic growth, provided support. Higher-than-expected corporate earnings results and modest core inflation data also helped.

Growth, credit concerns push yields higher

Bond market performance for the six-month period was not as heartening. In the first quarter of 2007, rising default levels in the sub-prime mortgage market and mixed economic data led to growing expectations for a rate cut from the Fed. A tepid first-quarter GDP growth rate advanced this theme, and the overall bullish sentiment on future monetary policy caused short-term yields to decline.

But yields and expectations regarding future Fed action reversed course during the second quarter, as data pointed to a rebound in economic growth. In particular, the early-June re-rating of U.S. growth prospects — due primarily to increased business spending and inventory rebuilding — caused Treasury yields to move sharply higher. In addition, significant losses for two Bear Stearns structured-credit hedge funds led to jitters regarding credit quality in the leveraged and sub-investment-grade loan markets. Furthermore, the Fed retained its tightening bias but left the fed funds target unchanged.

The market changed its expectations for future Fed policy. Whereas market participants previously had expected the Fed to cut rates during the second half of 2007, it ended the period convinced that the Fed would remain on hold for the rest of the year. The benchmark 10-year U.S. Treasury bond ended the period with a yield of 5.03%, 32 basis points higher than at the end of 2006. Overall, the bond market returned 0.98% for the six-month period, as measured by the Lehman Brothers Aggregate Bond Index.

Volatility rises, but outlook for stocks favorable

Turmoil in the bond market led to a volatile environment for stocks late in the period. Rising bond yields and anxiety regarding credit quality helped push stock market returns into negative territory in June.

Sub-par growth should stabilize yields

Despite an expected growth rebound for the second quarter, overall economic growth should remain at a below-trend pace for 2007. Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing-related employment and consumer spending.

The housing-related fallout may lead to some periods of unease. We would view such spillovers as positive factors, however, because they would provide an end to the inflation threat and could lead to a decisive shift in the Fed’s monetary policy bias. Low-grade debt markets look vulnerable to rising delinquency and foreclosure rates, but blue-chip stocks should not be affected.

The Fed’s preferred measure of inflation, the core personal consumption expenditures (PCE) deflator, is back within its target range of 1%–2%. This should help limit the upward movement in bond yields, even as the economy recovers from the first-quarter slowdown.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Balanced Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 6/30/2007	$86,325,848
Primary Benchmarks	S&P 500 Index, Lehman Brothers Aggregate Bond Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Balanced Portfolio, which seeks to provide total return while preserving capital, returned 5.75%* (Class 1 Shares) for the six months ended June 30, 2007, compared to the 4.90% return for the Portfolio’s custom benchmark over the same period.** The custom benchmark is comprised of the S&P 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%).***

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	While the Portfolio outperformed its custom benchmark, it underperformed its equity benchmark, the S&P 500 Index, which returned 6.96% in the period. The underperformance was due primarily to stock selection in the insurance, semiconductors and consumer cyclical sectors, while stock selection in basic materials, capital markets and pharmaceuticals and medical technologies aided returns. Stock-specifically, Yahoo!, Inc., News Corp. Ltd. and Toll Brothers Inc. all detracted from performance. Specific equity holdings positively affecting performance included Alcan Inc., TD AMERITRADE Holding Corp. and Edison International. In the first half of 2007, the equity side of the Portfolio was driven by fundamentals. The ranking system, which estimates the worth of individual firms and results in the Portfolio underweighting or not owning those stocks in the more expensive quintiles, utilized in the equity portion of the Portfolio proved fairly balanced. The markets rewarded low-security valuations and had a bias toward large-cap stocks.

The Portfolio outperformed its fixed income benchmark, the Lehman Brothers Aggregate Bond Index, which returned 0.98% in the period. We have continued to employ the same fixed income strategy since inception, which includes holding an overweight position in mortgage-backed securities, specifically well-structured collateralized mortgage obligations (CMOs). We also maintained an underweight in the corporate and agency sectors. In the corporate sector, we continued to hold our bias toward financial credits, as well as higher-rated credits, which served well.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Balanced Portfolio invests in a combination of equity, fixed income and money market instruments. At June 30, the Portfolio was overweight in stocks compared to bonds. Within equity, high-quality, undervalued names were given the largest portfolio weights, a strategy which worked well. In fixed income, the Portfolio continued its bias toward strong credit quality names, helping to minimize individual security risk. Further, a research style that emphasizes individual security analysis rather than large macro bets provided for low turnover.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****

1.	Exxon Mobil Corp.	1.6%
2.	General Electric Co.	1.5
3.	Citigroup, Inc.	1.4
4.	Microsoft Corp.	1.3
5.	Procter & Gamble Co.	1.2
6.	Bank of America Corp.	1.2
7.	AT&T, Inc.	1.1
8.	Merck & Co., Inc.	1.0
9.	Altria Group, Inc.	0.9
10.	International Business Machines Corp.	0.9

PORTFOLIO COMPOSITION****

Financials	14.1%
U.S. Treasury Obligations	13.1
Collateralized Mortgage Obligations	12.4
Investment Companies	10.5
Information Technology	8.3
Health Care	6.2
Industrials	6.1
Consumer Discretionary	5.7
Energy	5.4
Consumer Staples	4.7
Utilities	2.6
Telecommunication Services	2.5
Materials	2.0
Mortgage Pass-Through Securities	1.5
U.S. Government Agency Securities	1.4
Asset-Backed Securities	1.0
Other (less than 1.0%)	0.2
Short-Term Investment	2.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***	Effective May 1, 2007, the Portfolio’s fixed income benchmark changed from the Lehman Brothers Government/Credit Bond Index to the Lehman Brothers Aggregate Bond Index.

****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
BALANCED PORTFOLIO	8/01/94	15.79%	7.39%	6.13%

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Balanced Portfolio, S&P 500 Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Intermediate Government/Credit Bond Index, Portfolio Benchmark, Lipper Variable Underlying Funds Balanced Funds Index and the Lipper Balanced Funds Index from June 30, 1997 to June 30, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Intermediate Government/Credit Bond Index and the Portfolio Benchmark does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Balanced Funds Index and the Lipper Balanced Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index representing the performance of U.S. Treasury and agency securities and investment grade corporate and international (dollar-denominated) bonds, with maturities between five and 10 years. The fixed income benchmark for the Portfolio has changed from the Lehman Brothers Intermediate Government/Credit Bond Index to the Lehman Brothers Aggregate Bond Index in order to better represent the revised investment policies of the Portfolio. The Portfolio Benchmark is a composite benchmark of unmanaged indices that corresponds to the Portfolio’s model allocation and that consists of the S&P 500 (60%) and Lehman Brothers Aggregate Bond (40%) indices. The Lipper Variable Underlying Funds Balanced Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper Inc. The Lipper Balanced Funds Index, the Portfolio’s former secondary index, represents the total returns of similarly managed mutual funds. The Portfolio has changed to the Lipper Variable Underlying Funds Balanced Funds Index because it is a closer comparison to the Portfolio. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007  (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.5%
	Common Stocks — 51.9%
	Aerospace & Defense — 1.6%
2,600	Boeing Co.	250,016
2,890	Goodrich Corp.	172,128
3,900	Northrop Grumman Corp.	303,693
9,130	United Technologies Corp.	647,590
		1,373,427
	Auto Components — 0.5%
3,830	Johnson Controls, Inc.	443,399
	Beverages — 0.5%
8,360	Coca-Cola Co. (The)	437,312
	Biotechnology — 0.7%
6,170	Amgen, Inc. (a)	341,139
600	Celgene Corp. (a)	34,398
800	Genentech, Inc. (a)	60,528
3,620	Gilead Sciences, Inc. (a)	140,347
400	Vertex Pharmaceuticals, Inc. (a)	11,424
		587,836
	Capital Markets — 2.0%
1,200	Bank of New York Co., Inc. (The)	49,728
200	Bear Stearns Cos., Inc. (The)	28,000
1,300	E*Trade Financial Corp. (a)	28,717
2,670	Franklin Resources, Inc.	353,694
200	Goldman Sachs Group, Inc. (The)	43,350
1,100	Lazard Ltd., Class A (Bermuda)	49,533
200	Lehman Brothers Holdings, Inc.	14,904
7,160	Morgan Stanley †	600,581
1,300	Morgan Stanley (a) (w)	90,363
4,450	State Street Corp.	304,380
6,990	TD AMERITRADE Holding Corp. (a) (c)	139,800
		1,703,050
	Chemicals — 1.0%
1,100	Air Products & Chemicals, Inc.	88,407
2,600	Dow Chemical Co. (The)	114,972
3,400	Praxair, Inc.	244,766
8,260	Rohm & Haas Co.	451,657
		899,802
	Commercial Banks — 2.2%
600	Comerica, Inc.	35,682
2,750	SunTrust Banks, Inc.	235,785
6,120	TCF Financial Corp.	170,135
12,150	U.S. Bancorp	400,343
11,530	Wachovia Corp.	590,913
12,470	Wells Fargo & Co.	438,570
		1,871,428
	Communications Equipment — 1.7%
26,210	Cisco Systems, Inc. (a)	729,949
16,620	Corning, Inc. (a)	424,641
2,100	Juniper Networks, Inc. (a)	52,857
400	Motorola, Inc.	7,080
5,200	QUALCOMM, Inc.	225,628
2,000	Tellabs, Inc. (a)	21,520
		1,461,675
	Computers & Peripherals — 2.1%
2,670	Apple, Inc. (a)	325,847
300	Dell, Inc. (a)	8,565
1,000	EMC Corp. (a)	18,100
13,730	Hewlett-Packard Co.	612,632
7,080	International Business Machines Corp.	745,170
400	NCR Corp. (a)	21,016
2,100	Network Appliance, Inc. (a)	61,320
200	SanDisk Corp. (a)	9,788
9,800	Sun Microsystems, Inc. (a)	51,548
		1,853,986
	Consumer Finance — 0.4%
1,000	American Express Co.	61,180
4,070	Capital One Financial Corp.	319,251
		380,431
	Diversified Financial Services — 3.0%
21,719	Bank of America Corp.	1,061,842
5,780	CIT Group, Inc.	316,917
23,100	Citigroup, Inc.	1,184,799
300	IntercontinentalExchange, Inc. (a)	44,355
		2,607,913
	Diversified Telecommunication Services — 1.9%
22,270	AT&T, Inc.	924,205
17,450	Verizon Communications, Inc.	718,417
		1,642,622
	Electric Utilities — 1.4%
2,800	American Electric Power Co., Inc.	126,112
9,810	Edison International	550,537
4,850	FirstEnergy Corp.	313,941
3,700	Northeast Utilities	104,932
6,100	Sierra Pacific Resources (a)	107,116
		1,202,638
	Electrical Equipment — 0.1%
1,000	Rockwell Automation, Inc.	69,440

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — 1.0%
2,780	Baker Hughes, Inc.	233,881
1,500	BJ Services Co.	42,660
3,200	Halliburton Co.	110,400
1,600	Pride International, Inc. (a)	59,936
4,610	Schlumberger Ltd.	391,573
		838,450
	Food & Staples Retailing — 1.0%
5,350	CVS Caremark Corp.	195,008
4,000	Safeway, Inc.	136,120
5,330	SUPERVALU, Inc.	246,885
5,490	SYSCO Corp.	181,115
1,600	Wal-Mart Stores, Inc.	76,976
		836,104
	Food Products — 0.8%
300	General Mills, Inc.	17,526
3,630	Kellogg Co.	187,998
9,900	Kraft Foods, Inc., Class A	348,975
1,720	Wm. Wrigley, Jr., Co.	95,133
		649,632
	Health Care Equipment & Supplies — 0.4%
1,000	Baxter International, Inc.	56,340
3,660	Medtronic, Inc.	189,808
1,100	Zimmer Holdings, Inc. (a)	93,379
		339,527
	Health Care Providers & Services — 1.3%
5,590	Aetna, Inc.	276,146
1,200	Cigna Corp.	62,664
2,700	McKesson Corp.	161,028
1,350	Medco Health Solutions, Inc. (a)	105,287
1,300	UnitedHealth Group, Inc.	66,482
6,200	WellPoint, Inc. (a)	494,946
		1,166,553
	Hotels, Restaurants & Leisure — 0.6%
2,200	Carnival Corp.	107,293
1,640	International Game Technology	65,108
800	McDonald’s Corp.	40,608
1,410	Royal Caribbean Cruises Ltd.	60,602
2,450	Starwood Hotels & Resorts Worldwide, Inc.	164,322
1,900	Wyndham Worldwide Corp. (a)	68,894
		506,827
	Household Durables — 0.2%
700	Centex Corp.	28,070
800	Lennar Corp., Class A	29,248
5,260	Toll Brothers, Inc. (a)	131,395
		188,713
	Household Products — 1.4%
1,810	Colgate-Palmolive Co.	117,379
17,577	Procter & Gamble Co.	1,075,536
		1,192,915
	Industrial Conglomerates — 1.8%
2,410	3M Co.	209,164
33,040	General Electric Co.	1,264,771
400	Textron, Inc.	44,044
		1,517,979
	Insurance — 2.3%
4,260	Aflac, Inc.	218,964
4,680	AMBAC Financial Group, Inc.	408,049
1,700	American International Group, Inc.	119,051
500	Assurant, Inc.	29,460
500	Axis Capital Holdings Ltd. (Bermuda)	20,325
1,100	Chubb Corp.	59,554
14,430	Genworth Financial, Inc.	496,392
2,060	Hartford Financial Services Group, Inc.	202,931
3,600	MBIA, Inc. (c)	223,992
1,200	MetLife, Inc.	77,376
1,100	Protective Life Corp.	52,591
1,030	RenaissanceRe Holdings Ltd. (Bermuda)	63,850
		1,972,535
	Internet Software & Services — 1.3%
4,600	eBay, Inc. (a)	148,028
1,350	Google, Inc., Class A (a)	706,563
9,750	Yahoo!, Inc. (a)	264,518
		1,119,109
	IT Services — 0.3%
700	Affiliated Computer Services, Inc., Class A (a)	39,704
100	Automatic Data Processing, Inc.	4,847
500	Computer Sciences Corp. (a)	29,575
1,000	Infosys Technologies Ltd. ADR (India)	50,380
2,750	Paychex, Inc.	107,580
		232,086

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007  (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — 1.2%
3,200	Caterpillar, Inc.	250,560
2,200	Danaher Corp.	166,100
5,330	Dover Corp.	272,630
1,500	Eaton Corp.	139,500
1,200	Illinois Tool Works, Inc.	65,028
3,000	Ingersoll-Rand Co. Ltd., Class A (Bermuda)	164,460
		1,058,278
	Media — 1.4%
800	CBS Corp., Class B	26,656
529	Citadel Broadcasting Corp.	3,412
9,640	Comcast Corp., Class A (a)	271,077
600	DIRECTV Group, Inc. (The) (a)	13,866
600	E.W. Scripps Co., Class A	27,414
400	EchoStar Communications Corp., Class A (a)	17,348
20,880	News Corp., Class A	442,865
100	Viacom, Inc., Class B (a)	4,163
10,700	Walt Disney Co. (The)	365,298
		1,172,099
	Metals & Mining — 0.5%
7,480	Alcoa, Inc.	303,164
1,200	United States Steel Corp.	130,500
		433,664
	Multi-Utilities — 0.6%
12,810	CMS Energy Corp.	220,332
1,560	Dominion Resources, Inc.	134,644
1,500	PG&E Corp.	67,950
600	SCANA Corp.	22,974
4,800	Xcel Energy, Inc.	98,256
		544,156
	Multiline Retail — 1.3%
1,910	Family Dollar Stores, Inc.	65,551
3,540	J.C. Penney Co., Inc.	256,225
5,330	Kohl’s Corp. (a)	378,590
6,490	Target Corp.	412,764
		1,113,130
	Oil, Gas & Consumable Fuels — 4.4%
6,860	Chevron Corp.	577,886
6,520	ConocoPhillips	511,820
2,780	Devon Energy Corp.	217,646
1,900	EOG Resources, Inc.	138,814
15,950	Exxon Mobil Corp.	1,337,886
2,920	Hess Corp.	172,163
7,740	Occidental Petroleum Corp.	447,991
650	Sunoco, Inc.	51,792
200	Valero Energy Corp.	14,772
5,510	XTO Energy, Inc.	331,151
		3,801,921
	Paper & Forest Products — 0.3%
24,680	Domtar Corp. (Canada) (a)	275,429
	Personal Products — 0.0% (g)
500	Avon Products, Inc.	18,375
	Pharmaceuticals — 3.7%
10,520	Abbott Laboratories	563,346
600	Bristol-Myers Squibb Co.	18,936
100	Eli Lilly & Co.	5,588
2,680	Johnson & Johnson	165,142
17,020	Merck & Co., Inc.	847,596
6,500	Pfizer, Inc.	166,205
20,200	Schering-Plough Corp.	614,888
3,110	Sepracor, Inc. (a)	127,572
12,250	Wyeth	702,415
		3,211,688
	Real Estate Investment Trusts (REITs) — 0.5%
900	Apartment Investment & Management Co.	45,378
900	Boston Properties, Inc. (c)	91,917
2,300	Hospitality Properties Trust	95,427
1,200	Host Hotels & Resorts, Inc.	27,744
1,000	ProLogis	56,900
1,500	UDR, Inc.	39,450
1,710	Ventas, Inc.	61,988
		418,804
	Road & Rail — 0.9%
3,420	Burlington Northern Santa Fe Corp.	291,179
8,700	Norfolk Southern Corp.	457,359
		748,538
	Semiconductors & Semiconductor Equipment — 1.3%
10,910	Altera Corp.	241,438
7,100	Broadcom Corp., Class A (a)	207,675
3,400	Intel Corp.	80,784
300	KLA-Tencor Corp.	16,485
400	Linear Technology Corp.	14,472
2,400	LSI Corp. (a)	18,024
100	Maxim Integrated Products, Inc.	3,341
300	PMC-Sierra, Inc. (a) (c)	2,319
15,582	Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	173,428

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Semiconductors & Semiconductor Equipment — Continued
1,900	Texas Instruments, Inc.	71,497
11,870	Xilinx, Inc.	317,760
		1,147,223
	Software — 1.5%
37,330	Microsoft Corp.	1,100,115
10,390	Oracle Corp. (a)	204,787
		1,304,902
	Specialty Retail — 0.8%
1,815	Abercrombie & Fitch Co.	132,459
700	Advance Auto Parts, Inc.	28,371
500	Best Buy Co., Inc.	23,335
5,760	CarMax, Inc. (a)	146,880
1,250	Dick’s Sporting Goods, Inc. (a)	72,713
1,000	Home Depot, Inc.	39,350
300	Office Depot, Inc. (a)	9,090
10,080	Staples, Inc.	239,198
600	TJX Cos., Inc.	16,500
		707,896
	Textiles, Apparel & Luxury Goods — 0.4%
4,760	Coach, Inc. (a)	225,576
2,800	Nike, Inc., Class B	163,212
		388,788
	Thrifts & Mortgage Finance — 0.4%
3,200	Countrywide Financial Corp.	116,320
1,600	Fannie Mae	104,528
100	Freddie Mac	6,070
2,100	MGIC Investment Corp.	119,406
		346,324
	Tobacco — 0.9%
11,115	Altria Group, Inc.	779,606
	Trading Companies & Distributors — 0.1%
1,000	W.W. Grainger, Inc.	93,050
	Wireless Telecommunication Services — 0.2%
2,255	Crown Castle International Corp. (a)	81,789
3,100	Sprint Nextel Corp.	64,201
		145,990
	Total Common Stocks (Cost $38,607,112)	44,805,250

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.1%
	Asset-Backed Securities — 1.0%
225,000	American Express Credit Account Master Trust, Series 2004-3, Class A, 4.35%, 12/15/11	221,363
	Capital One Multi-Asset Execution Trust,
25,000	Series 2003-B5, Class B5, 4.79%, 08/15/13	24,480
100,000	Series 2005-A2, Class A2, 4.05%, 02/15/11	99,025
75,000	Capital One Prime Auto Receivables Trust, Series 2006-2, Class A3, 4.98%, 09/15/10	74,704
63,468	Carmax Auto Owner Trust, Series 2005-1, Class A3, 4.13%, 05/15/09	63,262
51,999	CNH Equipment Trust, Series 2003-B, Class A4B, 3.38%, 02/15/11	51,672
63,161	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.51%, 08/25/32	62,658
106,232	Ford Credit Auto Owner Trust, Series 2004-A, Class A4, 3.54%, 11/15/08	105,672
100,000	Household Automotive Trust, Series 2005-1 Class A4, 4.35%, 06/18/12	98,524
60,479	WFS Financial Owner Trust, Series 2003-4, Class A4, 3.15%, 05/20/11	60,096
	Total Asset-Backed Securities (Cost $870,655)	861,456
	Commercial Mortgage-Backed Securities — 0.2%
180,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, ASB, VAR, 5.35%, 09/10/47 (Cost $180,535)	175,293
	Collateralized Mortgage Obligations — 12.4%
	Agency CMO — 11.5%
	Federal Home Loan Mortgage Corp. REMICS,
19,481	Series 85, Class C, 8.60%, 01/15/21	20,317
99,751	Series 168, Class G, 6.50%, 07/15/21	99,424
10,751	Series 189, Class D, 6.50%, 10/15/21	10,695
21,794	Series 1047, Class H, 6.00%, 02/15/21	21,756
12,573	Series 1062, Class H, 6.50%, 04/15/21	12,552
11,764	Series 1116, Class I, 5.50%, 08/15/21	11,743
26,018	Series 1120, Class L, 8.00%, 07/15/21	25,964
16,421	Series 1191, Class E, 7.00%, 01/15/22 (m)	16,384
5,125	Series 1240, Class M, 6.50%, 02/15/22	5,114
44,508	Series 1254, Class N, 8.00%, 04/15/22	44,434
243,461	Series 1617, Class PM, 6.50%, 11/15/23	247,591
32,769	Series 1668, Class D, 6.50%, 02/15/14	33,264
48,904	Series 1708, Class E, 6.00%, 03/15/09	48,918
105,298	Series 1710, Class GH, 8.00%, 04/15/24	109,133
164,098	Series 1714, Class K, 7.00%, 04/15/24	167,991
22,833	Series 1753, Class D, 8.50%, 09/15/24	23,761
9,233	Series 1819, Class E, 6.00%, 02/15/11	9,242
160,582	Series 1843, Class Z, 7.00%, 04/15/26	164,509

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007  (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
237,165	Series 2115, Class PE, 6.00%, 01/15/14 (m)	239,068
7,859	Series 2136, Class PE, 6.00%, 01/15/28	7,851
84,674	Series 2178, Class PB, 7.00%, 08/15/29	86,534
72,408	Series 2388, Class VD, 6.00%, 08/15/19	72,323
117,841	Series 2391, Class QR, 5.50%, 12/15/16	117,486
309,713	Series 2394, Class MC, 6.00%, 12/15/16 (m)	312,299
380,509	Series 2405, Class JF, 6.00%, 01/15/17 (m)	383,620
158,314	Series 2425, Class OB, 6.00%, 03/15/17	159,695
200,000	Series 2455, Class GK, 6.50%, 05/15/32	203,487
324,231	Series 2457, Class PE, 6.50%, 06/15/32	326,377
344,971	Series 2473, Class JZ, 6.50%, 07/15/32	351,209
650,000	Series 2522, Class GD, 5.50%, 11/15/17 (m)	646,127
167,904	Series 2557, Class WJ, 5.00%, 07/15/14	166,946
239,363	Series 2636, Class Z, 4.50%, 06/15/18	222,918
298,086	Series 2651, Class VZ, 4.50%, 07/15/18	277,509
250,000	Series 2701, Class OD, 5.00%, 09/15/18	246,950
134,599	Series 2756, Class NA, 5.00%, 02/15/24	128,737
200,000	Series 2764, Class UC, 5.00%, 05/15/27	197,074
150,000	Series 2809, Class UB, 4.00%, 09/15/17	140,922
250,000	Series 2920, Class HD, 4.50%, 01/15/20	228,020
300,000	Series 2929, Class PE, 5.00%, 05/15/33	283,112
400,000	Series 3085, Class PR, 5.50%, 02/15/33	394,110
184,717	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.50%, 02/25/43	185,900
	Federal Home Loan Mortgage Corp.-Government National Mortgage Association,
154,000	Series 13, Class LL, 6.85%, 06/25/23	157,032
213,166	Series 31, Class Z, 8.00%, 04/25/24	224,614
	Federal National Mortgage Association,
68,161	Series 1988-4, Class Z, 9.25%, 03/25/18	72,477
13,397	Series 1989-21, Class G, 10.45%, 04/25/19	14,406
59,986	Series 1989-37, Class G, 8.00%, 07/25/19	63,489
11,419	Series 1989-86, Class E, 8.75%, 11/25/19	12,124
14,349	Series 1990-30, Class E, 6.50%, 03/25/20	14,652
26,279	Series 1990-105, Class J, 6.50%, 09/25/20	26,521
16,767	Series 1991-129, Class G, 8.75%, 09/25/21	17,859
141	Series 1992-151, Class H, 6.00%, 08/25/07	141
54,441	Series 1993-119, Class H, 6.50%, 07/25/23	55,341
140,164	Series 1993-140, Class J, 6.65%, 06/25/13	140,928
12,669	Series 1993-197, Class SC, IF, 8.30%, 10/25/08	12,483
107,921	Series 1993-225, Class UB, 6.50%, 12/25/23	109,809
228,000	Series 1994-81, Class LL, 7.50%, 02/25/24	237,969
575,577	Series 1997-42, Class PG, 7.00%, 07/18/12	586,709
5,534	Series 1997-49, Class B, 10.00%, 06/17/27	6,144
90,699	Series 1998-66, Class B, 6.50%, 12/25/28	90,889
250,000	Series 2002-18, Class PC, 5.50%, 04/25/17	248,876
110,610	Series 2002-19, Class PE, 6.00%, 04/25/17	111,377
300,000	Series 2002-24, Class AJ, 6.00%, 04/25/17	301,263
3,979	Series 2002-41, Class VB, 6.00%, 10/25/20	3,968
4,565	Series 2002-56, Class VD, 6.00%, 04/25/20	4,555
350,000	Series 2003-47, Class PE, 5.75%, 06/25/33	333,474
150,000	Series 2003-55, Class CD, 5.00%, 06/25/23	141,227
138,605	Series 2003-74, Class PJ, 3.50%, 08/25/33	120,359
250,000	Series 2003-83, Class PG, 5.00%, 06/25/23	239,487
150,000	Series 2003-86, Class PX, 4.50%, 02/25/17	144,752
14,048	Series G-29, Class O, 8.50%, 09/25/21	14,576
10,428	Government National Mortgage Association, Series 1995-4, Class CQ, 8.00%, 06/20/25	10,943
		9,969,510
	Non-Agency CMO — 0.9%
77,111	Cendant Mortgage Corp., Series 2003-8, Class 1A8, 5.25%, 10/25/33	74,608
132,310	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 2A2, 5.00%, 08/25/19	129,548
46,345	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, FRN, 4.92%, 02/25/35	45,914
43,730	MASTR Asset Securitization Trust, Series 2003-4, Class 2A2, 5.00%, 05/25/18	43,406
90,000	Residential Accredit Loans, Inc., Series 2004-QS8, Class A12, 5.00%, 06/25/34	88,268
	Wells Fargo Mortgage Backed Securities Trust,
104,087	Series 2004-7, Class 2A2, 5.00%, 07/25/19	100,184
100,246	Series 2004-EE, Class 3A1, FRN, 3.99%, 12/25/34	98,605
175,000	Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	170,217
		750,750
	Total Collateralized Mortgage Obligations (Cost $10,846,658)	10,720,260
	Corporate Bonds — 5.6%
	Airlines — 0.1%
70,000	Continental Airlines, Inc., Series 1999-2, Class A2, 7.06%, 09/15/09	70,875
	Automobiles — 0.1%
70,000	DaimlerChrysler NA Holding Corp., 7.20%, 09/01/09	72,247
	Capital Markets — 0.7%
75,000	Bear Stearns Cos., Inc. (The), 5.70%, 11/15/14	73,546
120,000	Credit Suisse First Boston USA, Inc., 6.50%, 01/15/12	124,293

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Capital Markets — Continued
200,000	Goldman Sachs Group, Inc. (The), 4.75%, 07/15/13	189,304
100,000	Lehman Brothers Holdings, Inc., 6.63%, 01/18/12	103,725
100,000	Morgan Stanley, 5.75%, 10/18/16	97,691
		588,559
	Chemicals — 0.1%
120,000	Dow Capital BV (Netherlands), 8.50%, 06/08/10	128,690
	Commercial Banks — 1.0%
100,000	Bank of America Corp., 7.13%, 10/15/11	105,730
100,000	Branch Banking & Trust Co., 4.88%, 01/15/13	96,160
110,000	National City Corp., 4.90%, 01/15/15	103,712
125,000	SunTrust Banks, Inc., 5.00%, 09/01/15 (c)	117,955
25,000	UnionBanCal Corp., 5.25%, 12/16/13 (c)	24,316
200,000	Wachovia Corp., 6.61%, 10/01/25	210,546
160,000	Wells Fargo Bank N.A., 7.55%, 06/21/10	169,317
		827,736
	Commercial Services & Supplies — 0.1%
75,000	Pitney Bowes, Inc., 3.88%, 06/15/13 (c)	68,105
	Consumer Finance — 0.3%
120,000	American General Finance Corp., 4.00%, 03/15/11	113,534
150,000	HSBC Finance Corp., 8.00%, 07/15/10	160,206
		273,740
	Diversified Financial Services — 0.6%
135,000	Caterpillar Financial Services Corp., 4.50%, 09/01/08	133,525
190,000	Citigroup, Inc., 5.00%, 09/15/14	180,740
200,000	General Electric Capital Corp., 8.63%, 06/15/08	205,361
		519,626
	Diversified Telecommunication Services — 0.5%
75,000	BellSouth Corp., 6.00%, 10/15/11 (c)	75,949
300,000	Nynex Capital Funding Co., SUB, 8.23%, 10/15/09	315,024
		390,973
	Electric Utilities — 0.5%
50,000	Carolina Power & Light Co., 5.13%, 09/15/13	48,424
40,000	CenterPoint Energy Houston Electric LLC, 5.75%, 01/15/14	39,496
175,000	Duke Energy Corp., 6.25%, 01/15/12	179,631
100,000	Exelon Corp., 6.75%, 05/01/11	103,032
50,000	PSEG Power LLC, 7.75%, 04/15/11	53,381
		423,964
	Food & Staples Retailing — 0.2%
50,000	Kroger Co. (The), 8.05%, 02/01/10	52,724
100,000	Wal-Mart Stores, Inc., 4.13%, 02/15/11	96,017
		148,741
	Insurance — 0.3%
50,000	ACE INA Holdings, Inc., 5.88%, 06/15/14 (c)	49,716
175,000	Allstate Corp. (The), 6.13%, 02/15/12	179,489
75,000	Protective Life Secured Trust, 4.00%, 04/01/11	71,491
		300,696
	Media — 0.4%
50,000	Comcast Cable Communications Holdings, Inc., 8.38%, 03/15/13	55,816
50,000	COX Communications, Inc., 7.75%, 11/01/10	53,174
100,000	Historic TW, Inc., 9.13%, 01/15/13 (c)	114,870
100,000	News America, Inc., 6.75%, 01/09/38	104,664
		328,524
	Multi-Utilities — 0.1%
100,000	Dominion Resources, Inc., 6.25%, 06/30/12	103,848
	Oil, Gas & Consumable Fuels — 0.1%
100,000	Conoco Funding Co. (Canada), 6.35%, 10/15/11	103,114
	Road & Rail — 0.3%
150,000	Norfolk Southern Corp., 7.05%, 05/01/37	158,468
100,000	Union Pacific Corp., 6.65%, 01/15/11	103,150
		261,618
	Software — 0.0% (g)
35,000	Oracle Corp. and Ozark Holding, Inc., 5.25%, 01/15/16	33,560
	Thrifts & Mortgage Finance — 0.2%
100,000	Countrywide Home Loans, Inc., 4.00%, 03/22/11	93,734
125,000	Washington Mutual, Inc., 4.63%, 04/01/14	114,890
		208,624
	Total Corporate Bonds (Cost $4,888,648)	4,853,240
	Mortgage Pass-Through Securities — 1.5%
17,442	Federal Home Loan Mortgage Corp., Conventional Pool, 8.00%, 04/01/17	18,229
	Federal Home Loan Mortgage Corp., Gold Pools,
250,145	4.00%, 08/01/18	233,084
19,610	6.00%, 03/01/13	19,782
34,267	6.50%, 03/01/13-06/01/13	35,051
72,142	6.50%, 11/01/22	73,911
21,273	7.00%, 06/01/13	21,919

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007  (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
67,670	7.00%, 12/01/14-03/01/16	69,193
4,914	8.00%, 10/01/10	5,049
16,568	8.00%, 09/01/26	17,436
	Federal National Mortgage Association, Various Pools,
176,704	5.50%, 12/01/33	171,207
63,533	6.00%, 08/01/13-12/01/13	64,106
48,842	6.50%, 04/01/13	49,980
45,011	7.00%, 06/01/13	46,397
21,571	7.50%, 08/01/09	21,957
8,303	7.50%, 10/01/27	8,692
318	8.00%, 09/01/08	318
79,561	8.00%, 05/01/17	83,390
33,484	8.50%, 11/01/18	35,392
14,228	9.00%, 12/01/17	15,209
	Government National Mortgage Association I Pools,
57,611	6.50%, 09/15/13	58,971
29,334	7.00%, 07/15/08-02/15/11	29,617
26,972	7.00%, 04/15/28-06/15/28	28,117
3,505	7.50%, 05/15/26	3,674
77,686	8.00%, 11/15/16-09/15/27	81,929
26,448	8.50%, 10/15/11	27,699
57,492	8.50%, 12/15/22	61,617
	Government National Mortgage Association II Pools,
9,101	7.50%, 01/20/27	9,503
18,368	8.00%, 12/20/10	18,900
21,791	8.00%, 06/20/26-05/20/27	23,024
	Total Mortgage Pass-Through Securities (Cost $1,328,928)	1,333,353
	U.S. Government Agency Securities — 1.4%
415,000	Federal Home Loan Bank System, 5.89%, 03/30/09	419,405
	Federal National Mortgage Association,
585,000	5.38%, 11/15/11 (c)	587,945
150,000	7.25%, 01/15/10	157,214
	Total U.S. Government Agency Securities (Cost $1,190,314)	1,164,564
	U.S. Treasury Obligations — 13.0%
	U.S. Treasury Bonds,
1,400,000	7.13%, 02/15/23	1,680,657
2,800,000	7.88%, 02/15/21 (c)	3,523,405
1,200,000	10.38%, 11/15/12 (c)	1,222,874
252,053	U.S. Treasury Inflation Indexed Bond, 3.88%, 01/15/09 (c)	256,071
	U.S. Treasury Notes,
500,000	4.25%, 11/15/13 (c)	481,367
125,000	4.75%, 03/31/11 (c)	124,307
	U.S. Treasury STRIPS,
3,500,000	PO, 02/15/12 (c)	2,799,916
1,400,000	PO, 02/15/15 (c)	955,270
300,000	PO, 08/15/15 (c)	199,630
	Total U.S. Treasury Obligations (Cost $11,523,763)	11,243,497
	Foreign Government Securities — 0.0% (g)
20,000	United Mexican States (Mexico), 6.38%, 01/16/13
	Total Foreign Government Securities (Cost $20,140)	20,600

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Companies — 10.5%
42,776	JPMorgan Emerging Markets Equity Fund, Institutional Class (b)	931,666
33,462	JPMorgan International Equity Fund, Select Class (b)	1,360,225
178,302	JPMorgan International Opportunities Fund, Institutional Class (b)	3,168,434
99,752	JPMorgan Small Cap Equity Fund, Select Class (b)	3,562,156
	Total Investment Companies (Cost $9,077,778)	9,022,481
	Total Long-Term Investments (Cost $78,534,531)	84,199,994
Short-Term Investment — 2.3%
	Investment Company — 2.3%
1,951,151	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $1,951,151)	1,951,151

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 9.9%
	Certificate of Deposit — 0.5%
400,000	Deutsche Bank, New York, FRN, 5.47%, 01/22/08	400,000
	Corporate Notes — 3.5%
400,000	American Express Credit Corp., FRN, 5.33%, 01/15/08	400,000

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investment of Cash Collateral for Securities on Loan — Continued
	Corporate Notes — Continued
500,000	Banque Federative du Credit, FRN, 5.32%, 07/29/08	500,000
650,000	CDC Financial Production, Inc., FRN, 5.43%, 07/27/07	650,000
500,000	Citigroup Global Markets, Inc., FRN, 5.45%, 07/06/07	500,000
499,996	Macquarie Bank Ltd., FRN, 5.35%, 07/29/08	499,996
500,000	Unicredito Italiano Bank plc, FRN, 5.34%, 07/29/08	500,000
		3,049,996
	Repurchase Agreements — 5.9%
1,064,147	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $1,064,625, collateralized by U.S. Government Agency Mortgages	1,064,147
1,350,000	Bear Stearns Cos., Inc., 5.39%, dated 06/29/07, due 07/02/07, repurchase price $1,350,606, collateralized by U.S. Government Agency Mortgages	1,350,000
	Repurchase Agreements — Continued
1,350,000	Credit Suisse First Boston LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $1,350,606, collateralized by U.S. Government Agency Mortgages	1,350,000
1,350,000	Lehman Brothers, Inc., 5.37%, dated 06/29/07, due 07/02/07, repurchase price $1,350,604, collateralized by U.S. Government Agency Mortgages	1,350,000
		5,114,147
	Total Investments of Cash Collateral for Securities on Loan (Cost $8,564,143)	8,564,143
	Total Investments — 109.7% (Cost $89,049,825)	94,715,288
	Liabilities in Excess of Other Assets — (9.7)%	(8,389,440)
	NET ASSETS — 100.0%	$86,325,848

Percentages indicated are based on net assets.

Short Position

SHARES	Security Description	Value
1,000	Discover Financial Services (a) † (Proceeds $29,771)	$(28,500)

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc. or JPMorgan Investment Management Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)—	Amount rounds to less than 0.1%.

(m)—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when- issued securities, delayed delivery securities, and reverse repurchase agreements.

(w)—	When-Issued Security.

†—	Short position is the result of the sale of a when issued security to be received from a pending corporate action of the long position.

ADR—	American Depositary Receipt

CMO—	Collateralized Mortgage Obligation

FRN—	Floating Rate Note. The rate shown is the rate in effect as of June 30, 2007.

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The rate shown is the rate in effect as of June 30, 2007. The rate may be subject to a cap and floor.

PO—	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMICS—	Real Estate Mortgage Investment Conduits

STRIPS—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB—	Step-Up Bond. The rate shown is the rate in effect as of June 30, 2007.

VAR—	Variable Rate Note. The interest rate shown is the rate in effect at June 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   11

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2007  (Unaudited)

Balanced Portfolio
ASSETS:
Investments in non-affiliates, at value	$83,741,656
Investments in affiliates, at value	10,973,632
Total investment securities, at value	94,715,288
Cash	3,125
Receivables:
Investment securities sold	796,044
Portfolio shares sold	2,591
Interest and dividends	376,135
Total Assets	95,893,183

LIABILITIES:
Payables:
Investment securities purchased	728,185
Collateral for securities lending program	8,564,143
Securities sold short, at value	28,500
Portfolio shares redeemed	142,303
Accrued liabilities:
Investment advisory fees	28,634
Administration fees	7,146
Custodian and accounting fees	14,277
Trustees’ and Chief Compliance Officer’s fees	49
Other	54,098
Total Liabilities	9,567,335
Net Assets	$86,325,848

NET ASSETS:
Paid in capital	74,344,655
Accumulated undistributed (distributions in excess of) net investment income	1,115,868
Accumulated net realized gains (losses)	5,198,591
Net unrealized appreciation (depreciation)	5,666,734
Total Net Assets	$86,325,848

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	5,250,111
Net asset value, offering and redemption price per share	$16.44

Cost of investments	$89,049,825
Proceeds from securities sold short	$29,771
Market value of securities on loan	$8,438,962

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007  (Unaudited)

Balanced Portfolio
INVESTMENT INCOME:
Interest income	$904,268
Dividend income	492,028
Dividend income from affiliates (a)	76,120
Income from securities lending (net)	6,465
Foreign taxes withheld	(114)
Total Investment Income	1,478,767

EXPENSES:
Investment advisory fees	252,679
Administration fees	46,024
Custodian and accounting fees	49,123
Professional fees	23,246
Trustees’ and Chief Compliance Officer’s fees	625
Transfer agent fees	2,572
Printing and mailing costs	35,198
Other	5,118
Total expenses	414,585
Less amounts waived	(56,138)
Less earnings credits	(103)
Net expenses	358,344
Net Investment Income (Loss)	1,120,423

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	6,244,102
Change in net unrealized appreciation (depreciation) of:
Investments	(2,223,104)
Investments in affiliates	(55,297)
Securities sold short	1,271
Change in net unrealized appreciation (depreciation)	(2,277,130)
Net realized/unrealized gains (losses)	3,966,972
Change in net assets resulting from operations	$5,087,395

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   13

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Balanced Portfolio
	Six Months Ended 6/30/2007 (Unaudited)	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,120,423	$2,825,316
Net realized gain (loss)	6,244,102	5,062,856
Change in net unrealized appreciation (depreciation)	(2,277,130)	3,365,998
Change in net assets resulting from operations	5,087,395	11,254,170

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,818,912)	(3,384,873)
From net realized gains	(535,816)	—
Total distributions to stockholders	(3,354,728)	(3,384,873)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	584,141	1,516,307
Dividends reinvested	3,354,728	3,384,873
Cost of shares redeemed	(17,637,611)	(45,905,927)
Change in net assets from capital transactions	(13,698,742)	(41,004,747)

NET ASSETS:
Change in net assets	(11,966,075)	(33,135,450)
Beginning of period	98,291,923	131,427,373
End of period	$86,325,848	$98,291,923
Accumulated undistributed (distributions in excess of) net investment income	$1,115,868	$2,814,357

SHARE TRANSACTIONS:
Issued	35,682	100,602
Reinvested	212,324	227,020
Redeemed	(1,079,741)	(3,035,801)
Change in shares	(831,735)	(2,708,179)

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Balanced Portfolio
Six Months Ended June 30, 2007 (Unaudited)	$16.16	$0.26	$0.63	$0.89	$(0.51)	$(0.10)	$(0.61)
Year Ended December 31, 2006	14.95	0.50	1.13	1.63	(0.42)	—	(0.42)
Year Ended December 31, 2005	14.98	0.40	(0.04)	0.36	(0.39)	—	(0.39)
Year Ended December 31, 2004	14.49	0.36	0.45	0.81	(0.32)	—	(0.32)
Year Ended December 31, 2003	12.77	0.32	1.80	2.12	(0.40)	—	(0.40)
Year Ended December 31, 2002	14.48	0.40	(2.09)	(1.69)	— (d)	(0.02)	(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Amount less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.44	5.62%	$86,326	0.78%	2.44%	0.90%	37%
16.16	11.12	98,292	0.78	2.51	0.91	45
14.95	2.50	131,427	0.87	2.27	0.92	41
14.98	5.73	166,027	0.88	2.29	0.89	52
14.49	17.20	179,240	0.88	2.37	0.89	36
12.77	(11.68)	154,802	0.88	2.77	0.89	29

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007  (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Class Offered
Balanced Portfolio	Class 1

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

The Board of Trustees of the Portfolio approved changes to the Portfolio’s strategy and benchmark effective May 1, 2007.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Portfolio calculates its net asset value.

B.  Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C.  Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the six months ended June 30, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2007, the Portfolio had securities with the following market values on loan, received the following collateral and for the six months then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$2,414	$8,564,143	$8,450,811

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

E.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

G.  Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007  (Unaudited) (continued)

interpretation did not have an impact to the Portfolio’s financial statements upon adoption. Management continually reviews the Portfolio’s tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, on going analyses of tax laws, regulations and interpretations, thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.55%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2007 was $2,051.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.78% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2007. The expense limitation percentage above is in place until at least April 30, 2008.

For the six months ended June 30, 2007, the Advisor contractually waived fees for the Portfolio in the amount of $56,138. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2007, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$27,984,126	$43,990,654	$5,198,635	$2,806,315

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$89,049,825	$6,855,420	$1,189,957	$5,665,463

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no outstanding borrowings at June 30, 2007, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   21

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	140	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	140	None.
John F. Finn (1947); Trustee of Trust since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	140	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	140
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	140	None.
Peter C. Marshall (1942); Trustee of Trust since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	140	None.
Marilyn McCoy (1948); Trustee of Trust since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	140	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	140	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).
Robert A. Oden, Jr. (1946); Trustee of Trust since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	140	Director, American University in Cairo.

22   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (Continued)
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	140	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	140	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	140	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	140
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (140 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   23

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

24   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2007, and continued to hold your shares at the end of the reporting period, June 30, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Class 1	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During Period January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
Actual	$1,000.00	$1,056.20	$3.98	0.78%
Hypothetical	1,000.00	1,020.93	3.91	0.78

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   25

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. June 2007.	SAN-JPMITBP-607

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	16
Financial Highlights	20
Notes to Financial Statements	22
Trustees	26
Officers	28
Schedule of Shareholder Expenses	29

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 6, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Core Bond Portfolio. Inside, you’ll find information detailing the performance for the six months ended June 30, 2007, along with a report from the portfolio managers.

“Despite this expected growth rebound for the second quarter, overall economic growth should remain at a below-trend pace for 2007 as a whole.”

Bond market performance was lackluster

Despite favorable results in the first quarter of 2007, overall bond market performance for the six-month period was lackluster.

In the first quarter of 2007, rising default levels within the sub-prime mortgage market, combined with mixed economic data, led to growing expectations for a rate cut from the Federal Reserve (Fed). The tepid first-quarter gross domestic product (GDP) growth rate advanced this theme, and the overall bullish sentiment on future monetary policy caused short-term yields to decline.

Growth, credit concerns push yields higher

Yields and expectations regarding future Fed action reversed course during the second quarter, as data pointed to a rebound in economic growth. In particular, the early-June re-rating of U.S. growth prospects — primarily due to increased business spending and inventory rebuilding — caused Treasury yields to move sharply higher. In addition, significant losses for two Bear Stearns structured-credit hedge funds led to jitters regarding credit quality in the leveraged and sub-investment-grade loan markets. Furthermore, the Fed retained its tightening bias, but it left the fed funds target unchanged.

The market changed its expectations for future Fed policy. Whereas market participants previously had expected the Fed to cut rates during the second half of 2007, it ended the period convinced that the Fed would remain on hold for the rest of the year.

The rebound in growth prospects, combined with the concerns about credit quality and the renewed sentiment regarding the Fed, pushed bond yields upward. The benchmark 10-year U.S. Treasury bond ended the period with a yield of 5.03%, 32 basis points (bps) higher than at the end of 2006. Similarly, the yield on the 30-year U.S. Treasury bond jumped 31 bps, from 4.81% to 5.12%. Overall, the bond market returned 0.98% for the six-month period, as measured by the Lehman Brothers Aggregate Bond Index.

Sub-par growth should stabilize yields

Despite this expected growth rebound for the second quarter, overall economic growth should remain at a below-trend pace for 2007 as a whole. Residential construction activity has declined significantly within the last year, and we continue to look for associated weakness in housing-related employment and consumer spending.

The housing-related fallout may lead to some periods of unease, with low-grade debt markets vulnerable to rising delinquency and foreclosure rates. We would view such spillovers as positive factors, though, because they would provide an end to the inflation threat and could lead to a decisive shift in the Fed’s monetary policy bias.

The Fed’s preferred measure of inflation, the personal consumption expenditures (PCE) index, is back within the Fed’s target range of 1% to 2%. This should help limit the upward movement in bond yields, even as the economy recovers from the first-quarter slowdown.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,
George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	May 1, 1997
Fiscal Year End	December 31
Net Assets as of 6/30/2007	$192,871,361
Primary Benchmark	Lehman Brothers Aggregate Bond Index
Average Credit Quality	AAA
Duration	4.87 Years

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Core Bond Portfolio, which seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities, returned 0.90%* (Class 1 Shares) over the six months ended June 30, 2007, compared to the 0.98% return for the Lehman Brothers Aggregate Bond Index over the same period.**

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio’s overweight in collateralized mortgage-backed obligations (CMOs) relative to the index contributed to performance, as pass-through mortgage-backed securities spreads relative to treasuries widened throughout the period, much more so than CMOs. Duration positioning was also a positive as the Portfolio’s short duration relative to the index was favorable as rates climbed along the curve.

The Portfolio’s underweight in the lower-credit quality segment of the fixed income market detracted slightly from performance, as this was the leading performance driver of the credit markets. Yield curve positioning was also a slight negative relative to the index.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	In maturity structure, we maintained our overweight in the 0–1 year and 3–7 year segments and underweight in the 30-year portion of the yield curve. As yields increased throughout the period and created a return to a slightly normal yield curve, we have maintained the Portfolio’s yield curve positioning.

While no single sector of the market looks particularly compelling, we believe there are pockets of relative value that may still be found in the mortgage pass-through market, which saw spreads widen significantly during the first six months of the year. With this spread widening in pass-throughs, they have become more attractive and we have added selectively in the last month of the six month time period.

Within the credit markets, we have added selectively to financials over industrials and utilities and we believe there is value in this segment of the market and less chance of event risk.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	55.0%
Mortgage Pass-Through Securities	12.7
Corporate Bonds	12.2
U.S. Treasury Obligations	11.6
Asset-Backed Securities	1.5
Commercial Mortgage-Backed Securities	1.5
Other (less than 1.0%)	0.5
Short-Term Investment	5.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee that it will be achieved.
***	Percentages indicated are based upon total investments (excluding investments of cash collateral for securities on loan) as of June 30, 2007. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	5/01/97	5.77%	4.21%	5.94%
CLASS 2 SHARES	8/16/06	5.58	4.17	5.92

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, Lehman Brothers Aggregate Bond Index, the Lipper Variable Underlying Funds General U.S. Government Funds Index and the Lipper Intermediate U.S. Government Funds Index from June 30, 1997 to June 30, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Lehman Brothers Aggregate Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate U.S. Government Funds Index and the Lipper Variable Underlying Funds General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the performance of the bond market as a whole. The Lipper Variable Underlying Funds General U.S. Government Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper Inc. The Lipper Intermediate U.S. Government Funds Index, the Portfolio’s former secondary index, represents the total returns of similarly managed funds. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.5%
	Asset-Backed Securities — 1.5%
150,000	American Express Credit Account Master Trust, Series 2004-3, Class A, 4.35%, 12/15/11	147,575
	AmeriCredit Automobile Receivables Trust,
300,000	Series 2006-BG, Class A3, 5.21%, 10/06/11	299,376
400,000	Series 2006-BG, Class A4, 5.21%, 09/06/13	397,271
	Citibank Credit Card Issuance Trust,
450,000	Series 2002-C2, Class C2, 6.95%, 02/18/14	469,453
250,000	Series 2005-B1, Class B1, 4.40%, 09/15/10	246,908
85,798	CNH Equipment Trust, Series 2003-B, Class A4B, 3.38%, 02/15/11	85,259
342,168	Countrywide Asset-Backed Certificates, Series 2004-AB2, Class A2, FRN, 5.59%, 05/25/36	342,325
175,000	Household Automotive Trust, Series 2005-1, Class A4, 4.35%, 06/18/12	172,416
	MBNA Credit Card Master Note Trust,
200,000	Series 2002-C1, Class C1, 6.80%, 07/15/14	208,611
75,000	Series 2003-C1, Class C1, FRN, 7.02%, 06/15/12	77,668
240,000	MBNA Master Credit Card Trust, Series 1999-J, Class C, 7.85%, 02/15/12 (e)	252,356
340	Residential Asset Mortgage Products, Inc., Series 2001-RS3, Class AI4, SUB, 6.79%, 10/25/31	338
197,565	WFS Financial Owner Trust, Series 2003-4, Class A4, 3.15%, 05/20/11	196,314
	Total Asset-Backed Securities (Cost $2,874,836)	2,895,870
	Collateralized Mortgage Obligations — 54.7%
	Agency CMO — 31.8%
	Federal Home Loan Mortgage Corp., REMICS
21,602	Series 11, Class D, 9.50%, 07/15/19	22,488
12,158	Series 22, Class C, 9.50%, 04/15/20	12,587
3,480	Series 47, Class F, 10.00%, 06/15/20	3,625
2,195	Series 99, Class Z, 9.50%, 01/15/21	2,296
2,880	Series 1065, Class J, 9.00%, 04/15/21	3,005
387,350	Series 1113, Class J, 8.50%, 06/15/21	386,472
21,476	Series 1250, Class J, 7.00%, 05/15/22	21,440
37,141	Series 1316, Class Z, 8.00%, 06/15/22	38,533
64,815	Series 1324, Class Z, 7.00%, 07/15/22	64,857
42,137	Series 1343, Class LA, 8.00%, 08/15/22	44,529
49,110	Series 1343, Class LB, 7.50%, 08/15/22	49,028
39,171	Series 1394, Class ID, IF, 9.57%, 10/15/22	39,925
35,442	Series 1395, Class G, 6.00%, 10/15/22	35,380
8,959	Series 1404, Class FA, 4.50%, 11/15/07	8,924
834	Series 1465, Class SA, IF, IO, 3.62%, 02/15/08	8
25,423	Series 1505, Class Q, 7.00%, 05/15/23	25,929
49,201	Series 1518, Class G, IF, 4.08%, 05/15/23	46,107
52,389	Series 1541, Class O, FRN, 4.20%, 07/15/23	51,488
9,352	Series 1561, Class TA, PO, 08/15/08	9,084
60,483	Series 1596, Class D, 6.50%, 10/15/13	61,205
21,090	Series 1607, Class SA, IF, 9.76%, 10/15/13	22,639
48,177	Series 1609, Class LG, IF, 5.69%, 11/15/23	47,061
22,710	Series 1625, Class SD, IF, 8.51%, 12/15/08	22,681
500,000	Series 1638, Class H, 6.50%, 12/15/23	509,947
2,387	Series 1671, Class QC, IF, 10.00%, 02/15/24	2,705
9,174	Series 1685, Class Z, 6.00%, 11/15/23	9,185
4,406	Series 1689, Class SD, IF, 9.02%, 10/15/23	4,423
29,137	Series 1700, Class GA, PO, 02/15/24	27,295
2,088,938	Series 1732, Class K, 6.50%, 05/15/24	2,125,080
127,921	Series 1798, Class F, 5.00%, 05/15/23	122,718
276,340	Series 1863, Class Z, 6.50%, 07/15/26	280,270
4,027	Series 1865, Class D, PO, 02/15/24	2,374
36,868	Series 1900, Class T, PO, 08/15/08	35,902
5,590	Series 1967, Class PC, PO, 10/15/08	5,513
84,635	Series 1981, Class Z, 6.00%, 05/15/27	84,736
106,108	Series 1987, Class PE, 7.50%, 09/15/27	107,903
68,487	Series 2025, Class PE, 6.30%, 01/15/13	69,013
28,252	Series 2033, Class SN, IF, IO, 12.46%, 03/15/24	10,455
47,395	Series 2038, Class PN, IO, 7.00%, 03/15/28	14,194
127,365	Series 2054, Class PV, 7.50%, 05/15/28	131,975
97,208	Series 2055, Class OE, 6.50%, 05/15/13	98,552
213,610	Series 2064, Class TE, 7.00%, 06/15/28	219,697
177,354	Series 2075, Class PH, 6.50%, 08/15/28	180,177
144,220	Series 2102, Class TU, 6.00%, 12/15/13	145,388
306,678	Series 2115, Class PE, 6.00%, 01/15/14	309,140
33,866	Series 2132, Class PD, 6.00%, 11/15/27	33,900
35,781	Series 2132, Class SB, IF, 7.50%, 03/15/29	35,881
80,516	Series 2134, Class PI, IO, 6.50%, 03/15/19	14,958
18,957	Series 2135, Class UK, IO, 6.50%, 03/15/14	2,538
28,875	Series 2143, Class CD, 6.00%, 02/15/28	28,913
829,000	Series 2172, Class QC, 7.00%, 07/15/29	869,655
307,957	Series 2182, Class ZB, 8.00%, 09/15/29	321,244
55,721	Series 2247, Class Z, 7.50%, 08/15/30	56,056
20,089	Series 2261, Class ZY, 7.50%, 10/15/30	20,307
178,924	Series 2283, Class K, 6.50%, 12/15/23	183,773
1,423	Series 2299, Class G, 7.00%, 05/15/14	1,420
31,801	Series 2306, Class K, PO, 05/15/24	25,079
76,321	Series 2306, Class SE, IF, IO, 5.86%, 05/15/24	12,778
109,902	Series 2325, Class PM, 7.00%, 06/15/31	115,096
595,541	Series 2344, Class ZD, 6.50%, 08/15/31	606,546
100,290	Series 2344, Class ZJ, 6.50%, 08/15/31	102,016

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
68,302	Series 2345, Class NE, 6.50%, 08/15/31	69,445
604,665	Series 2345, Class PQ, 6.50%, 08/15/16	616,087
221,156	Series 2355, Class BP, 6.00%, 09/15/16	222,915
162,747	Series 2359, Class ZB, 8.50%, 06/15/31	191,111
34,943	Series 2362, Class PD, 6.50%, 06/15/20	35,090
392,802	Series 2391, Class QR, 5.50%, 12/15/16	391,620
392,290	Series 2392, Class PV, 6.00%, 12/15/20	393,555
309,713	Series 2394, Class MC, 6.00%, 12/15/16	312,299
127,558	Series 2410, Class OE, 6.38%, 02/15/32	128,986
186,682	Series 2410, Class QS, IF, 5.67%, 02/15/32	173,056
122,018	Series 2410, Class QX, IF, IO, 3.33%, 02/15/32	11,470
86,669	Series 2412, Class SE, IF, 5.02%, 02/15/09	85,164
100,000	Series 2412, Class SP, IF, 5.46%, 02/15/32	89,089
264,342	Series 2423, Class MC, 7.00%, 03/15/32	271,827
408,263	Series 2423, Class MT, 7.00%, 03/15/32	419,823
227,841	Series 2435, Class CJ, 6.50%, 04/15/32	231,857
470,000	Series 2435, Class VH, 6.00%, 07/15/19	468,877
173,290	Series 2444, Class ES, IF, IO, 2.63%, 03/15/32	14,035
115,527	Series 2450, Class SW, IF, IO, 2.68%, 03/15/32	9,458
95,280	Series 2454, Class BG, 6.50%, 08/15/31	96,011
300,000	Series 2455, Class GK, 6.50%, 05/15/32	305,230
269,770	Series 2460, Class VZ, 6.00%, 11/15/29	270,270
206,305	Series 2484, Class LZ, 6.50%, 07/15/32	211,575
535,129	Series 2498, Class UD, 5.50%, 06/15/16	534,756
790,000	Series 2500, Class MC, 6.00%, 09/15/32	773,498
154,411	Series 2500, Class TD, 5.50%, 02/15/16	154,277
150,000	Series 2503, Class BH, 5.50%, 09/15/17	149,382
164,358	Series 2513, Class YO, PO, 02/15/32	140,972
500,000	Series 2515, Class DE, 4.00%, 03/15/32	459,403
500,000	Series 2535, Class BK, 5.50%, 12/15/22	494,456
300,000	Series 2543, Class YX, 6.00%, 12/15/32	293,727
500,000	Series 2544, Class HC, 6.00%, 12/15/32	490,211
280,172	Series 2565, Class MB, 6.00%, 05/15/30	281,779
500,000	Series 2575, Class ME, 6.00%, 02/15/33	488,884
162,102	Series 2586, Class WI, IO, 6.50%, 03/15/33	40,859
195,190	Series 2594, Class VA, 6.00%, 03/15/14	196,439
400,000	Series 2594, Class VQ, 6.00%, 08/15/20	397,378
424,763	Series 2597, Class DS, IF, IO, 2.23%, 02/15/33	24,221
602,686	Series 2599, Class DS, IF, IO, 1.68%, 02/15/33	27,466
694,763	Series 2610, Class DS, IF, IO, 1.78%, 03/15/33	35,413
945,268	Series 2611, Class SH, IF, IO, 2.33%, 10/15/21	56,771
500,000	Series 2617, Class GR, 4.50%, 05/15/18	466,168
864,517	Series 2626, Class NS, IF, IO, 1.23%, 06/15/23	38,569
500,000	Series 2628, Class WA, 4.00%, 07/15/28	469,761
500,000	Series 2631, Class LC, 4.50%, 06/15/18	467,141
598,407	Series 2636, Class Z, 4.50%, 06/15/18	557,296
199,277	Series 2638, Class DS, IF, 3.28%, 07/15/23	148,151
42,952	Series 2643, Class HI, IO, 4.50%, 12/15/16	3,735
92,894	Series 2656, Class SH, IF, 5.64%, 02/15/25	91,102
355,940	Series 2668, Class SB, IF, 2.47%, 10/15/15	317,643
500,000	Series 2675, Class CK, 4.00%, 09/15/18	449,895
231,574	Series 2682, Class YS, IF, 1.02%, 10/15/33	137,319
274,714	Series 2684, Class TO, PO, 10/15/33	152,766
228,000	Series 2686, Class GB, 5.00%, 05/15/20	225,382
184,441	Series 2691, Class WS, IF, 1.02%, 10/15/33	110,578
138,460	Series 2705, Class SC, IF, 1.02%, 11/15/33	76,900
211,357	Series 2705, Class SD, IF, 2.16%, 11/15/33	135,551
1,000,000	Series 2716, Class UN, 4.50%, 12/15/23	903,059
750,000	Series 2727, Class BS, IF, 1.10%, 01/15/34	407,290
13,556	Series 2733, Class GF, FRN, 0.00%, 09/15/33	13,371
500,000	Series 2743, Class HD, 4.50%, 08/15/17	478,692
209,330	Series 2744, Class FE, FRN, 0.00%, 02/15/34	161,824
500,000	Series 2744, Class PD, 5.50%, 08/15/33	499,489
144,668	Series 2753, Class S, IF, 1.36%, 02/15/34	77,618
199,509	Series 2755, Class SA, IF, 3.56%, 05/15/30	177,270
151,690	Series 2766, Class SX, IF, 0.54%, 03/15/34	98,662
59,746	Series 2769, Class PO, PO, 03/15/34	34,653
476,978	Series 2776, Class SK, IF, 1.10%, 04/15/34	272,572
48,237	Series 2778, Class BS, IF, 2.45%, 04/15/34	34,812
268,175	Series 2780, Class JG, 4.50%, 04/15/19	247,460
702,000	Series 2809, Class UB, 4.00%, 09/15/17	659,514
135,306	Series 2827, Class SQ, FRN, 7.50%, 01/15/19	132,846
36,416	Series 2841, Class GO, PO, 08/15/34	35,814
130,416	Series 2846, Class PO, PO, 08/15/34	102,213
500,000	Series 2899, Class KB, 4.50%, 03/15/19	462,382
500,000	Series 2931, Class QC, 4.50%, 01/15/19	474,474
136,562	Series 2958, Class KB, 5.50%, 04/15/35	135,900
100,000	Series 2975, Class KO, PO, 05/15/35	57,582
138,542	Series 2989, Class PO, PO, 06/15/23	104,038
300,000	Series 3047, Class OD, 5.50%, 10/15/35	288,979
205,993	Series 3101, Class EA, 6.00%, 06/15/20	205,979
271,120	Series 3117, Class EO, PO, 02/15/36	202,832
460,078	Series 3260, Class CS, FRN, 0.82%, 01/15/37	11,049
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
35,813	Series T-41, Class 3A, 7.50%, 07/25/32	36,854
230,896	Series T-54, Class 2A, 6.50%, 02/25/43	232,375
108,035	Series T-54, Class 3A, 7.00%, 02/25/43	110,458
63,658	Series T-58, Class A, PO, 09/25/43	53,806

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
	Federal Home Loan Mortgage Corp. – Government National Mortgage Association,
493,603	Series 8, Class ZA, 7.00%, 03/25/23	501,014
	Federal National Mortgage Association, REMICS
15,828	Series 1989-83, Class H, 8.50%, 11/25/19	16,828
3,560	Series 1990-1, Class D, 8.80%, 01/25/20	3,807
15,249	Series 1990-10, Class L, 8.50%, 02/25/20	16,235
3,495	Series 1990-93, Class G, 5.50%, 08/25/20	3,442
53	Series 1990-140, Class K, HB, 652.15%, 12/25/20	959
5,989	Series 1990-143, Class J, 8.75%, 12/25/20	6,296
117,509	Series 1992-101, Class J, 7.50%, 06/25/22	118,716
41,616	Series 1992-143, Class MA, 5.50%, 09/25/22	41,350
24,457	Series 1993-164, Class SA, IF, 9.37%, 09/25/08	24,288
35,040	Series 1993-164, Class SC, IF, 9.37%, 09/25/08	34,797
9,378	Series 1993-165, Class SD, IF, 5.89%, 09/25/23	9,164
46,769	Series 1993-165, Class SK, IF, 12.50%, 09/25/23	55,143
55,437	Series 1993-167, Class GA, 7.00%, 09/25/23	56,476
13,950	Series 1993-175, Class SA, IF, 11.61%, 09/25/08	13,992
11,539	Series 1993-190, Class S, IF, 7.04%, 10/25/08	11,540
2,252	Series 1993-196, Class FA, FRN, 5.12%, 10/25/08	2,239
3,378	Series 1993-196, Class SB, IF, 9.25%, 10/25/08	3,357
441,620	Series 1993-203, Class PL, 6.50%, 10/25/23	446,914
20,512	Series 1993-205, Class H, PO, 09/25/23	16,652
276,720	Series 1993-225, Class UB, 6.50%, 12/25/23	281,562
7,722	Series 1993-230, Class FA, FRN, 5.94%, 12/25/23	7,851
51,915	Series 1993-233, Class SB, IF, 8.23%, 12/25/08	51,837
446,324	Series 1993-250, Class Z, 7.00%, 12/25/23	459,743
141,554	Series 1993-257, Class C, PO, 06/25/23	125,603
7,617	Series 1994-13, Class SK, IF, 9.39%, 02/25/09	7,561
19,154	Series 1994-33, Class FA, FRN, 5.22%, 03/25/09	19,059
62,235	Series 1995-2, Class Z, 8.50%, 01/25/25	65,104
83,206	Series 1995-19, Class Z, 6.50%, 11/25/23	86,577
5,278	Series 1996-20, Class L, PO, 09/25/08	5,116
10,588	Series 1996-39, Class J, PO, 09/25/08	10,267
17,555	Series 1996-59, Class J, 6.50%, 08/25/22	17,762
161,625	Series 1996-59, Class K, 6.50%, 07/25/23	163,029
577,284	Series 1997-20, Class IB, IF, IO, 1.84%, 03/25/27	19,579
52,006	Series 1997-39, Class PD, 7.50%, 05/20/27	53,676
123,072	Series 1997-46, Class PL, 6.00%, 07/18/27	123,391
326,627	Series 1997-61, Class ZC, 7.00%, 02/25/23	337,833
146,982	Series 1998-36, Class ZB, 6.00%, 07/18/28	147,400
153,908	Series 1998-43, Class SA, IF, IO, 11.12%, 04/25/23	45,436
23,868	Series 2000-52, IO, 8.50%, 01/25/31	6,587
49,975	Series 2001-28, Class VB, 6.00%, 02/25/20	49,786
302,333	Series 2001-30, Class PM, 7.00%, 07/25/31	313,317
298,400	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	74,909
477,361	Series 2001-36, Class DE, 7.00%, 08/25/31	494,591
59,403	Series 2001-44, Class PD, 7.00%, 09/25/31	61,043
97,007	Series 2001-50, Class VB, 6.50%, 12/25/16	96,995
269,568	Series 2001-52, Class XN, 6.50%, 11/25/15	275,170
519,802	Series 2001-61, Class Z, 7.00%, 11/25/31	534,049
432,506	Series 2001-69, Class PG, 6.00%, 12/25/16	435,515
270,702	Series 2001-71, Class QE, 6.00%, 12/25/16	272,590
137,057	Series 2001-80, Class PE, 6.00%, 07/25/29	137,617
145,213	Series 2002-1, Class HC, 6.50%, 02/25/22	147,721
38,873	Series 2002-1, Class SA, IF, 7.90%, 02/25/32	39,240
467,677	Series 2002-3, Class OG, 6.00%, 02/25/17	470,916
55,425	Series 2002-8, Class SR, IF, 5.02%, 03/25/09	54,408
815,525	Series 2002-13, Class SJ, IF, IO, 1.60%, 03/25/32	44,658
424,157	Series 2002-28, Class PK, 6.50%, 05/25/32	431,446
645,928	Series 2002-62, Class ZE, 5.50%, 11/25/17	625,983
146,429	Series 2002-73, Class S, IF, 2.95%, 11/25/09	134,382
400,000	Series 2002-74, Class VB, 6.00%, 11/25/31	400,551
157,468	Series 2002-77, Class S, IF, 4.73%, 12/25/32	143,873
37,033	Series 2002-91, Class UH, IO, 5.50%, 06/25/22	6,353
369,162	Series 2002-93, Class PD, 3.50%, 02/25/29	356,721
500,000	Series 2002-94, Class BK, 5.50%, 01/25/18	493,871
37,475	Series 2003-16, Class PI, IO, 5.00%, 11/25/12	159
293,000	Series 2003-22, Class UD, 4.00%, 04/25/33	227,607
250,000	Series 2003-41, Class PE, 5.50%, 05/25/23	246,130
100,000	Series 2003-47, Class PE, 5.75%, 06/25/33	95,278
72,389	Series 2003-64, Class SX, IF, 0.45%, 07/25/33	42,598
235,410	Series 2003-66, Class PA, 3.50%, 02/25/33	208,652
647,059	Series 2003-68, Class LC, 3.00%, 07/25/22	524,995
622,660	Series 2003-68, Class QP, 3.00%, 07/25/22	569,071
137,818	Series 2003-71, Class DS, IF, 0.38%, 08/25/33	76,946
965,537	Series 2003-73, Class GA, 3.50%, 05/25/31	889,821
1,087,472	Series 2003-80, Class SY, IF, IO, 2.33%, 06/25/23	82,089
500,000	Series 2003-83, Class PG, 5.00%, 06/25/23	478,971
118,730	Series 2003-91, Class SD, IF, 3.63%, 09/25/33	98,881
250,000	Series 2003-106, Class US, IF, 1.10%, 11/25/23	163,702

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
500,000	Series 2003-106, Class WE, 4.50%, 11/25/22	461,542
933,919	Series 2003-116, Class SB, IF, IO, 2.28%, 11/25/33	66,235
600,000	Series 2003-117, Class JB, 3.50%, 06/25/33	528,547
500,000	Series 2003-128, Class KE, 4.50%, 01/25/14	485,443
500,000	Series 2003-128, Class NG, 4.00%, 01/25/19	446,942
157,816	Series 2003-130, Class SX, IF, 3.54%, 01/25/34	139,025
239,371	Series 2003-132, Class OA, PO, 08/25/33	167,557
700,000	Series 2004-1, Class AC, 4.00%, 02/25/19	626,623
359,374	Series 2004-4, Class QM, IF, 3.56%, 06/25/33	318,533
239,108	Series 2004-10, Class SC, IF, 7.32%, 02/25/34	245,073
164,907	Series 2004-14, Class SD, IF, 1.10%, 03/25/34	98,103
174,232	Series 2004-21, Class CO, PO, 04/25/34	93,946
178,925	Series 2004-22, Class A, 4.00%, 04/25/19	162,247
441,134	Series 2004-36, Class SA, IF, 4.89%, 05/25/34	403,924
92,278	Series 2004-51, Class SY, IF, 3.60%, 07/25/34	79,272
150,029	Series 2004-61, Class SK, IF, 8.50%, 11/25/32	155,855
200,000	Series 2004-76, Class CL, 4.00%, 10/25/19	179,807
1,000,000	Series 2004-81, Class AC, 4.00%, 11/25/19	894,755
226,413	Series 2004-92, Class JO, PO, 12/25/34	198,205
769,128	Series 2005-28, Class JA, 5.00%, 04/25/35	683,419
884,545	Series 2005-40, Class YA, 5.00%, 09/25/20	871,501
500,000	Series 2005-47, Class AN, 5.00%, 12/25/16	494,128
682,057	Series 2005-52, Class PA, 6.50%, 06/25/35	699,475
853,000	Series 2005-68, Class BC, 5.25%, 06/25/35	806,941
1,000,000	Series 2005-84, Class XM, 5.75%, 10/25/35	999,009
1,000,000	Series 2005-109, Class PC, 6.00%, 12/25/35	999,738
700,000	Series 2005-110, Class MN, 5.50%, 06/25/35	687,017
225,154	Series 2006-22, Class AO, PO, 04/25/36	159,555
533,128	Series 2006-59, Class QO, PO, 01/25/33	400,129
565,671	Series 2006-110, Class PO, PO, 11/25/36	390,832
1,325,943	Series 2007-7, Class SG, FRN, 1.18%, 08/25/36	38,497
50,435	Series G92-15, Class Z, 7.00%, 01/25/22	51,183
7,703	Series G92-42, Class Z, 7.00%, 07/25/22	7,963
159,367	Series G92-44, Class ZQ, 8.00%, 07/25/22	167,439
91,924	Series G92-54, Class ZQ, 7.50%, 09/25/22	96,162
5,708	Series G92-59, Class F, FRN, 4.92%, 10/25/22	5,605
14,819	Series G92-61, Class Z, 7.00%, 10/25/22	15,270
158,733	Series G92-66, Class KB, 7.00%, 12/25/22	163,770
45,961	Series G93-1, Class KA, 7.90%, 01/25/23	48,555
48,204	Series G93-17, Class SI, IF, 6.00%, 04/25/23	47,553
	Federal National Mortgage Association Interest STRIPS,
121,143	Series 329, Class 1, PO, 01/01/33	86,164
154,370	Series 340, Class 1, PO, 09/01/33	105,739
36	Series 2004-92, Class JO, HB, 255.60%, 11/01/08	72
	Federal National Mortgage Association Whole Loan,
166,014	Series 2003-W1, Class 1A1, 6.50%, 12/25/42	167,930
103,007	Series 2003-W1, Class 2A, 7.50%, 12/25/42	106,427
2,872	Series 2003-W8, Class 1A3, 4.75%, 12/25/42	2,861
169,071	Series 2004-W2, Class 2A2, 7.00%, 02/25/44	173,651
	Government National Mortgage Association,
131,418	Series 1994-3, Class PQ, 7.49%, 07/16/24	136,217
500,000	Series 1994-7, Class PQ, 6.50%, 10/16/24	511,932
136,643	Series 1996-16, Class E, 7.50%, 08/16/26	140,523
132,496	Series 1997-8, Class PN, 7.50%, 05/16/27	137,076
155,341	Series 1998-26, Class K, 7.50%, 09/17/25	161,333
140,929	Series 1999-41, Class Z, 8.00%, 11/16/29	146,548
82,012	Series 1999-44, Class PC, 7.50%, 12/20/29	84,542
100,631	Series 1999-44, Class ZG, 8.00%, 12/20/29	104,097
71,946	Series 2000-6, Class Z, 7.50%, 02/20/30	73,418
117,593	Series 2000-14, Class PD, 7.00%, 02/16/30	120,703
439,950	Series 2000-21, Class Z, 9.00%, 03/16/30	476,932
58,163	Series 2000-26, Class Z, 7.75%, 09/20/30	58,461
7,834	Series 2000-36, Class IK, IO, 9.00%, 11/16/30	1,644
800,000	Series 2000-36, Class PB, 7.50%, 11/16/30	826,625
106,269	Series 2000-37, Class B, 8.00%, 12/20/30	110,255
27,663	Series 2000-38, Class AH, 7.15%, 12/20/30	28,050
58,551	Series 2001-4, Class SJ, IF, IO, 2.83%, 01/19/30	4,768
210,364	Series 2001-36, Class S, IF, IO, 2.73%, 08/16/31	15,806
200,000	Series 2001-64, Class MQ, 6.50%, 12/20/31	203,431
38,123	Series 2002-24, Class SB, IF, 3.94%, 04/16/32	35,193
203,361	Series 2002-54, Class GB, 6.50%, 08/20/32	207,174
233,904	Series 2003-4, Class NI, IO, 5.50%, 01/20/32	38,090
24,812	Series 2003-24, Class PO, PO, 03/16/33	19,352
576,322	Series 2003-76, Class LS, IF, IO, 1.88%, 09/20/31	26,792
827,126	Series 2004-11, Class SW, IF, IO, 0.18%, 02/20/34	9,843
95,084	Series 2004-28, Class S, IF, 5.03%, 04/16/34	87,714
	Vendee Mortgage Trust,
140,107	Series 1994-1, Class 1, VAR, 5.63%, 02/15/24	139,647
338,064	Series 1996-1, Class 1Z, 6.75%, 02/15/26	344,315
186,128	Series 1996-2, Class 1Z, 6.75%, 06/15/26	190,845

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
698,018	Series 1997-1, Class 2Z, 7.50%, 02/15/27	727,709
191,018	Series 1998-1, Class 2E, 7.00%, 09/15/27	195,368
		61,378,068
	Non-Agency CMO — 22.9%
500,000	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, FRN, 4.85%, 09/25/35	504,798
	Banc of America Funding Corp.,
245,206	Series 2003-1, Class A, PO, 05/20/33	170,964
495,667	Series 2003-3, Class 1A33, 5.50%, 10/25/33	484,980
147,170	Series 2004-1, Class PO, PO, 03/25/34	99,972
1,000,000	Series 2005-6, Class 2A7, 5.50%, 10/25/35	980,212
230,635	Series 2005-7, Class 30, PO, 11/25/35	147,671
812,743	Series 2005-E, Class 4A1, FRN, 4.11%, 03/20/35	805,105
	Banc of America Mortgage Securities, Inc.,
115,884	Series 2002-10, Class A, PO, 11/25/32	96,061
70,320	Series 2003-8, Class A, PO, 11/25/33	51,818
76,473	Series 2004-4, Class A, PO, 05/25/34	51,380
473,741	Series 2004-5, Class 2A2, 5.50%, 06/25/34	426,937
250,000	Series 2004-6, Class 2A5, PO, 07/25/34	108,470
240,794	Series 2004-6, Class A, PO, 07/25/34	150,430
289,581	Series 2004-7 Class 1A19, PO, 08/25/34	136,285
200,000	Series 2004-E, Class 2A5, FRN, 4.11%, 06/25/34	197,189
611,822	Series 2004-J, Class 3A1, FRN, 5.07%, 11/25/34	601,363
	Bank of America Alternative Loan Trust,
314,167	Series 2004-5, Class 3A3, PO, 06/25/34	155,676
144,749	Series 2004-6, Class 15, PO, 07/25/19	115,296
	Bear Stearns Adjustable Rate Mortgage Trust,
429,907	Series 2003-7, Class 3A, VAR, 4.95%, 10/25/33	425,922
100,000	Series 2004-4, Class A4, VAR, 3.52%, 06/25/34	98,676
1,056,452	Series 2006-1, Class A1, FRN, 4.63%, 02/25/36	1,032,065
	Citicorp Mortgage Securities, Inc.,
1,470,524	Series 2004-1, Class 3A1, 4.75%, 01/25/34	1,430,226
716,074	Series 2004-5, Class 2A5, 4.50%, 08/25/34	689,123
	Citigroup Mortgage Loan Trust, Inc.,
82,141	Series 2003-UP3, Class A3, 7.00%, 09/25/33	82,539
104,967	Series 2003-UST1, Class 1, PO, 12/25/18	81,894
58,499	Series 2003-UST1, Class 3, PO, 12/25/18	45,209
220,195	Series 2003-UST1, Class A1, 5.50%, 12/25/18	215,240
439,128	Series 2005-1, Class 2A1A, VAR, 4.71%, 04/25/35	436,672
	Countrywide Alternative Loan Trust,
342,175	Series 2002-8, Class A4, 6.50%, 07/25/32	340,319
108,536	Series 2003-J1, Class PO, PO, 10/25/33	79,798
1,338,158	Series 2004-2CB, Class 1A9, 5.75%, 03/25/34	1,229,532
412,768	Series 2005-5R, Class A1, 5.25%, 12/25/18	408,988
2,626,391	Series 2005-22T1, Class A2, IF, IO, 0.00%, 06/25/35	33,492
289,886	Series 2005-26CB, Class A10, IF, 3.41%, 07/25/35	261,698
1,181,600	Series 2005-28CB, Class 1A4, 5.50%, 08/25/35	1,113,025
600,000	Series 2005-54CB, Class 1A11, 5.50%, 11/25/35	580,446
2,504,269	Series 2005-J1, Class 1A4, FRN, 0.00%, 02/25/35	4,047
	Countrywide Home Loan Mortgage Pass Through Trust,
750,999	Series 2003-26, Class 1A6, 3.50%, 08/25/33	657,260
74,470	Series 2003-34, Class A11, 5.25%, 09/25/33	74,042
186,364	Series 2003-44, Class A6, PO, 10/25/33	126,944
253,660	Series 2003-J7, Class 4A3, IF, 2.93%, 08/25/18	215,555
240,201	Series 2004-7 Class 2A1, FRN, 4.04%, 06/25/34	236,487
166,559	Series 2004-HYB1, Class 2A, VAR, 4.22%, 05/20/34	165,772
212,326	Series 2004-HYB3, Class 2A, VAR, 4.06%, 06/20/34	208,102
127,044	Series 2004-J8, Class PO, PO, 11/25/19	94,307
819,489	Series 2004-J8, Class 1A2, 4.75%, 11/25/19	800,644
500,000	Series 2005-16, Class A23, 5.50%, 09/25/35	485,402
716,677	Series 2005-22, Class 2A1, FRN, 5.26%, 11/25/35	708,321
140,244	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 5P, PO, 08/25/19	111,616
280,702	First Horizon Alternative Mortgage Securities, Series 2005-FA8, Class 1A19, 5.50%, 11/25/35	245,361
	First Horizon Asset Securities, Inc.,
500,000	Series 2003-3, Class 1A4, 3.90%, 05/25/33	476,435
504,372	Series 2004-AR1, Class 2A2, FRN, 5.01%, 04/25/35	498,006
602,487	Series 2004-AR7, Class 2A1, FRN, 4.92%, 02/25/35	596,877
300,000	Series 2004-AR7, Class 2A2, FRN, 4.92%, 02/25/35	298,076
650,000	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 3A4, VAR, 4.85%, 06/19/35	637,111
	GSR Mortgage Loan Trust,
443,198	Series 2004-6F, Class 1A2, 5.00%, 05/25/34	368,763
1,000,000	Series 2004-6F, Class 3A4, 6.50%, 05/25/34	1,004,981
618,785	Series 2004-10F, Class 2A1, 5.00%, 08/25/19	610,000
56,655	Series 2004-13F, Class 3A3, 6.00%, 11/25/34	54,161

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
3,301,634	Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, FRN, 0.73%, 08/25/35	58,658
	MASTR Adjustable Rate Mortgages Trust,
411,136	Series 2004-13, Class 2A1, FRN, 3.82%, 04/21/34	404,058
1,100,000	Series 2004-13, Class 3A6, FRN, 3.79%, 11/21/34	1,067,129
	MASTR Alternative Loans Trust,
478,010	Series 2003-9, Class 8A1, 6.00%, 01/25/34	475,085
1,344,117	Series 2004-4, Class 10A1, 5.00%, 05/25/24	1,307,717
517,764	Series 2004-6, Class 7A1, 6.00%, 07/25/34	508,623
72,549	Series 2004-7, Class 30, PO, 08/25/34	53,170
548,197	Series 2004-8, Class 6A1, 5.50%, 09/25/19	545,710
680,499	Series 2004-10, Class 1A1, 4.50%, 09/25/19	641,370
	MASTR Asset Securitization Trust,
145,766	Series 2003-4, Class 2A2, 5.00%, 05/25/18	144,686
275,408	Series 2003-11, Class 6A2, 4.00%, 12/25/33	269,989
312,313	Series 2003-12, Class 15, PO, 12/25/18	260,665
330,611	Series 2004-8, Class PO, PO, 08/25/19	261,235
613,590	Series 2004-10, Class 15, PO, 10/25/19	488,620
340,238	Series 2004-92, Class JO, PO, 07/25/19	268,949
1,052,803	MASTR Resecuritization Trust, Series 2005-PO, Class 3, PO, 05/28/35 (e)	725,612
185,518	MortgageIT Trust, Series 2005-1, Class 1A1, FRN, 5.64%, 02/25/35	186,247
136,268	Nomura Asset Acceptance Corp., Series 2004-R2, Class A1, VAR, 6.50%, 10/25/34 (e)	137,744
	Residential Accredit Loans, Inc.,
384,651	Series 2002-QS8, Class A5, 6.25%, 06/25/17	383,634
736,920	Series 2003-QR19, Class CB4, 5.75%, 10/25/33	701,174
85,540	Series 2003-QS3, Class A2, IF, 4.80%, 02/25/18	80,900
303,841	Series 2003-QS3, Class A8, IF, IO, 2.28%, 02/25/18	14,685
661,772	Series 2003-QS9, Class A3, IF, IO, 2.23%, 05/25/18	37,297
785,381	Series 2003-QS14, Class A1, 5.00%, 07/25/18	754,947
232,692	Series 2003-QS18, Class A1, 5.00%, 09/25/18	223,821
102,424	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.75%, 02/25/19	97,302
	Residential Funding Mortgage Securities I,
461,579	Series 2003-S7, Class A17, 4.00%, 05/25/33	432,342
165,000	Series 2003-S12, Class 4A5, 4.50%, 12/25/32	156,953
300,034	Series 2003-S13, Class 4A5, 2.50%, 06/25/18	288,937
509,698	Series 2005-SA4, Class 1A1, VAR, 4.96%, 09/25/35	511,478
34,605	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP2, Class 1, PO, 12/25/18	28,334
400,000	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.98%, 06/25/34	377,795
	Structured Asset Securities Corp.,
500,000	Series 2003-8, Class 1A2, 5.00%, 04/25/18	490,401
324,388	Series 2004-20, Class 1A3, 5.25%, 11/25/34	313,730
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
3,508,584	Series 2005-2, Class 1A4, IF, IO, 0.00%, 04/25/35	9,991
1,112,830	Series 2005-2, Class 2A3, IF, IO, 0.00%, 04/25/35	2,602
800,000	Series 2005-4, Class CB7, 5.50%, 06/25/35	772,568
119,797	Series 2005-4, Class DP, PO, 06/25/20	93,846
350,618	Series 2005-6, Class 2A4, 5.50%, 08/25/35	346,120
257,301	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS, Class 12 A, 6.50%, 05/25/32	257,157
	Washington Mutual, Inc.,
146,313	Series 2003-AR4, Class A6, VAR, 3.42%, 05/25/33	144,590
96,563	Series 2003-AR8, Class A, FRN, 4.03%, 08/25/33	96,147
327,391	Series 2003-S4, Class 3A, 5.50%, 06/25/33	325,037
452,456	Series 2003-S8, Class A4, 4.50%, 09/25/18	432,674
889,735	Series 2003-S10, Class A5, 5.00%, 10/25/18	874,975
68,441	Series 2003-S10, Class A6, PO, 10/25/18	49,656
138,323	Series 2004-AR3, Class A2, VAR, 4.24%, 06/25/34	135,788
905,378	Series 2004-S3, Class 2A3, IF, 4.21%, 07/25/34	820,169
	Wells Fargo Mortgage Backed Securities Trust,
150,000	Series 2003-8, Class A9, 4.50%, 08/25/18	141,585
93,399	Series 2003-11 Class 1A, PO, 10/25/18	78,005
663,000	Series 2003-11, Class 1A4, 4.75%, 10/25/18	646,192
146,798	Series 2003-17, Class 2A4, 5.50%, 01/25/34	144,732
601,699	Series 2003-K, Class 1A2, FRN, 4.49%, 11/25/33	573,315
346,958	Series 2004-7, Class 2A2, 5.00%, 07/25/19	333,947
668,306	Series 2004-EE, Class 3A1, FRN, 3.99%, 12/25/34	657,364
769,908	Series 2004-P, Class 2A1, FRN, 4.22%, 09/25/34	757,331
600,000	Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	583,599

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
370,480	Series 2005-AR10, Class 2A4, FRN, 4.11%, 06/25/35	363,369
325,599	Series 2005-AR16, Class 2A1, VAR, 4.95%, 10/25/35	325,258
		44,212,755
	Total Collateralized Mortgage Obligations (Cost $109,211,249)	105,590,823
	Commercial Mortgage-Backed Securities — 1.5%
550,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.35%, 09/10/47	535,619
	Bear Stearns Commercial Mortgage Securities,
30,620	Series 2000-WF1, Class A1, 7.64%, 02/15/32	31,061
98,728	Series 2004-T16, Class A2, 3.70%, 02/13/46	96,476
250,000	Series 2005-PWR9, Class AAB, 4.80%, 09/11/42	239,829
360,000	Series 2006-PW11, Class A4, VAR, 5.62%, 03/11/39	352,724
238,166	Series 2006-PW14, Class A1, 5.04%, 12/11/38	235,184
179,353	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.91%, 03/15/49	180,395
97,684	DLJ Commercial Mortgage Corp., Series 1999-CG2, Class A1B, 7.30%, 06/10/32	100,375
330,000	Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class ASB, VAR, 4.67%, 06/12/43	313,911
	Morgan Stanley Capital I,
233,188	Series 2006-IQ12, Class A1, 5.26%, 12/15/43	231,601
91,219	Series 2006-T23, Class A1, 5.68%, 08/12/41	91,695
450,000	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.04%, 10/15/41	435,522
	Total Commercial Mortgage-Backed Securities (Cost $2,924,567)	2,844,392
	Corporate Bonds — 12.2%
	Aerospace & Defense — 0.1%
135,000	Northrop Grumman Corp., 7.13%, 02/15/11	141,603
61,892	Systems 2001 AT LLC (Cayman Islands), 7.16%, 12/15/11 (e)	63,564
		205,167
	Airlines — 0.2%
85,000	American Airlines, Inc., Series 1999-1, 7.02%, 10/15/09 (c)	86,275
	United Airlines, Inc.,
150,592	Series 2001-1, 6.07%, 03/01/13	151,345
96,132	Series 2001-1, 6.20%, 09/01/08	97,093
		334,713
	Automobiles — 0.2%
	DaimlerChrysler NA Holding Corp.,
350,000	7.20%, 09/01/09	361,233
	Capital Markets — 2.3%
	Bear Stearns Cos., Inc. (The),
100,000	3.25%, 03/25/09	96,445
100,000	5.70%, 11/15/14	98,061
	Credit Suisse First Boston USA, Inc.,
50,000	4.88%, 01/15/15	47,330
150,000	5.50%, 08/15/13	148,755
500,000	6.13%, 11/15/11	510,915
	Goldman Sachs Group, Inc., (The)
200,000	3.88%, 01/15/09	195,924
375,000	4.75%, 07/15/13	354,946
150,000	5.25%, 10/15/13	145,415
100,000	5.50%, 11/15/14 (c)	97,421
200,000	6.88%, 01/15/11	208,031
	Lehman Brothers Holdings, Inc.,
100,000	4.00%, 01/22/08	99,158
100,000	5.75%, 05/17/13	99,946
175,000	6.63%, 01/18/12	181,518
200,000	Series G, 4.80%, 03/13/14	188,752
	Merrill Lynch & Co., Inc.,
100,000	4.79%, 08/04/10	97,992
150,000	5.45%, 07/15/14 (c)	146,707
200,000	Series B, 3.70%, 04/21/08	197,166
200,000	Series C, 4.13%, 01/15/09	196,305
	Morgan Stanley,
400,000	4.75%, 04/01/14	373,536
300,000	6.60%, 04/01/12	311,120
450,000	6.75%, 04/15/11	466,572
150,000	State Street Corp., 7.65%, 06/15/10	158,820
		4,420,835
	Chemicals — 0.2%
	Dow Chemical Co., (The),
110,000	6.00%, 10/01/12	111,144
150,000	6.13%, 02/01/11	152,086
30,000	7.38%, 11/01/29	32,470
80,000	Monsanto Co., 7.38%, 08/15/12	86,129
		381,829
	Commercial Banks — 1.3%
75,000	Branch Banking & Trust Co., 4.88%, 01/15/13	72,120
250,000	Firstar Bank N.A., 7.13%, 12/01/09	259,790
50,000	HSBC Holdings plc (United Kingdom), 7.35%, 11/27/32	55,018

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
250,000	Huntington National Bank (The), 8.00%, 04/01/10	264,455
200,000	Keycorp, Series G, 4.70%, 05/21/09	197,590
50,000	PNC Funding Corp., 5.25%, 11/15/15	48,035
75,000	Popular North America, Inc., 4.25%, 04/01/08	74,232
190,000	Royal Bank of Canada (Canada), 3.88%, 05/04/09	185,357
250,000	SunTrust Bank, 6.38%, 04/01/11	256,667
100,000	US Bancorp, 7.50%, 06/01/26	115,413
200,000	US Bank N.A., 6.50%, 02/01/08	200,753
100,000	Wachovia Bank N.A., 7.80%, 08/18/10	106,148
	Wachovia Corp.,
240,000	3.50%, 08/15/08	235,019
150,000	3.63%, 02/17/09	146,059
260,000	Wells Fargo & Co., 3.13%, 04/01/09	250,587
		2,467,243
	Communications Equipment — 0.0% (g)
80,000	Cisco Systems, Inc., 5.50%, 02/22/16	78,065
	Computers & Peripherals — 0.1%
	International Business Machines Corp.,
150,000	5.39%, 01/22/09	150,036
50,000	6.22%, 08/01/27	51,271
		201,307
	Consumer Finance — 0.9%
	Capital One Financial Corp.,
185,000	6.25%, 11/15/13	188,011
65,000	5.70%, 09/15/11 (c)	64,678
	HSBC Finance Corp.,
150,000	5.00%, 06/30/15	140,496
150,000	5.25%, 01/15/14	144,639
200,000	6.40%, 06/17/08	201,744
500,000	6.50%, 11/15/08	507,021
	International Lease Finance Corp.,
60,000	4.50%, 05/01/08	59,453
40,000	5.88%, 05/01/13 (c)	40,268
	SLM Corp.,
150,000	4.00%, 01/15/10	139,594
100,000	Series A, 5.38%, 01/15/13	88,310
100,000	Toyota Motor Credit Corp., 2.88%, 08/01/08	97,228
100,000	Washington Mutual Financial Corp., 6.88%, 05/15/11	104,636
		1,776,078
	Diversified Financial Services — 1.6%
250,000	Associates Corp. N.A., 8.55%, 07/15/09	265,224
	Bank of America Corp.,
200,000	3.88%, 01/15/08	198,395
200,000	5.25%, 12/01/15 (c)	192,409
570,000	7.80%, 02/15/10	602,493
	Citigroup, Inc.,
150,000	4.70%, 05/29/15 (c)	140,006
300,000	5.63%, 08/27/12 (c)	300,064
	General Electric Capital Corp.,
500,000	7.38%, 01/19/10 (c)	523,338
150,000	Series A, 3.50%, 05/01/08	147,799
300,000	Series A, 5.88%, 02/15/12	303,512
200,000	Series A, 6.00%, 06/15/12	203,567
200,000	Series A, 6.75%, 03/15/32	216,994
130,000	Textron Financial Corp., 5.13%, 02/03/11	128,654
		3,222,455
	Diversified Telecommunication Services — 1.3%
100,000	Bell Telephone Co. of Pennsylvania, 8.35%, 12/15/30	115,015
100,000	BellSouth Corp., 5.20%, 09/15/14 (c)	95,963
288,255	BellSouth Telecommunications, Inc., 6.30%, 12/15/15	291,793
400,000	British Telecommunications plc (United Kingdom), 8.62%, 12/15/10	437,108
180,000	France Telecom S.A. (France), 7.75%, 03/01/11	192,307
150,000	Nynex Capital Funding Co., Series B, SUB, 8.23%, 10/15/09	157,512
	Sprint Capital Corp.,
100,000	8.38%, 03/15/12	108,939
60,000	8.75%, 03/15/32	67,388
130,000	Telecom Italia Capital S.A. (Luxembourg), 5.25%, 11/15/13	123,873
115,000	TELUS Corp. (Canada), 8.00%, 06/01/11	122,975
650,000	Verizon Global Funding Corp., 7.25%, 12/01/10	685,194
100,000	Verizon Virginia, Inc., Series A, 4.63%, 03/15/13	93,763
		2,491,830
	Electric Utilities — 0.2%
100,000	Carolina Power & Light Co., 5.13%, 09/15/13	96,849
100,000	CenterPoint Energy Houston Electric LLC, Series M2, 5.75%, 01/15/14	98,743
150,000	Exelon Generation Co. LLC, 6.95%, 06/15/11 (c)	155,730

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — Continued
30,000	Florida Power & Light Co., 5.95%, 10/01/33 (c)	29,438
65,000	PSEG Power LLC, 7.75%, 04/15/11	69,395
		450,155
	Food & Staples Retailing — 0.1%
150,000	Kroger Co. (The), 8.05%, 02/01/10	158,172
	Gas Utilities — 0.1%
80,000	KeySpan Gas East Corp., 7.88%, 02/01/10	84,469
50,000	TransCanada Pipelines Ltd. (Canada), 4.00%, 06/15/13	45,610
		130,079
	Industrial Conglomerates — 0.1%
250,000	General Electric Co., 5.00%, 02/01/13	242,385
	Insurance — 1.4%
130,000	American International Group, Inc., 4.25%, 05/15/13	121,264
300,000	ASIF Global Financing XIX, 4.90%, 01/17/13 (e)	290,780
250,000	ASIF Global Financing XXIII, 3.90%, 10/22/08 (e)	245,314
200,000	Jackson National Life Global Funding, 6.13%, 05/30/12 (e)	204,569
	John Hancock Global Funding II,
100,000	3.50%, 01/30/09 (e)	96,916
100,000	7.90%, 07/02/10 (e)	106,734
200,000	MassMutual Global Funding II, 3.50%, 03/15/10 (e)	191,087
100,000	Metropolitan Life Global Funding I, 5.20%, 09/18/13 (e)	98,027
150,000	Monumental Global Funding II, 4.38%, 07/30/09 (e)	146,804
100,000	Nationwide Financial Services, 6.25%, 11/15/11	102,295
	New York Life Global Funding,
75,000	3.88%, 01/15/09 (e)	73,376
250,000	5.38%, 09/15/13 (e)	249,437
145,000	Pacific Life Global Funding, 3.75%, 01/15/09 (e)	141,772
300,000	Principal Life Global Funding I, 6.25%, 02/15/12 (e)	308,587
	Protective Life Secured Trust,
85,000	4.00%, 10/07/09	82,452
200,000	4.00%, 04/01/11	190,642
		2,650,056
	Media — 0.6%
125,000	Comcast Cable Communications Holdings, Inc., 7.13%, 06/15/13	132,482
	Comcast Corp.,
100,000	5.50%, 03/15/11	99,497
50,000	5.90%, 03/15/16	49,113
335,000	TCI Communication, Inc., 9.80%, 02/01/12	386,675
150,000	Time Warner Entertainment Co. LP, 10.15%, 05/01/12	176,394
	Time Warner, Inc.,
120,000	8.18%, 08/15/07	120,460
100,000	9.15%, 02/01/23	120,904
		1,085,525
	Metals & Mining — 0.1%
100,000	Alcoa, Inc., 5.55%, 02/01/17	95,354
	Multi-Utilities — 0.1%
130,000	DTE Energy Co., Series A, 6.65%, 04/15/09	132,397
150,000	Duke Energy Corp., 5.63%, 11/30/12	149,956
		282,353
	Oil, Gas & Consumable Fuels — 0.1%
75,000	ConocoPhillips Canada Funding Co. (Canada), 5.63%, 10/15/16 (c)	73,797
125,000	ConocoPhillips Co., 8.75%, 05/25/10	136,081
		209,878
	Paper & Forest Products — 0.2%
	International Paper Co.,
165,000	4.00%, 04/01/10	158,374
55,000	4.25%, 01/15/09	53,897
65,000	Union Camp Corp. 6.50%, 11/15/07	65,117
100,000	Weyerhaeuser Co., 6.75%, 03/15/12	103,466
		380,854
	Personal Products — 0.1%
96,849	Procter & Gamble Co., Series A, 9.36%, 01/01/21	117,578
	Real Estate Management & Development — 0.0% (g)
30,000	ERP Operating LP, 4.75%, 06/15/09	29,555
	Road & Rail — 0.1%
	Burlington Northern Santa Fe Corp.,
60,000	6.13%, 03/15/09	60,634
150,000	7.13%, 12/15/10	157,278
		217,912
	Software — 0.0% (g)
50,000	Oracle Corp. and Ozark Holding, Inc., 5.25%, 01/15/16	47,942

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Thrifts & Mortgage Finance — 0.5%
	Countrywide Home Loans, Inc.,
50,000	3.25%, 05/21/08	49,004
250,000	Series L, 4.00%, 03/22/11	234,336
250,000	Washington Mutual Bank FA, 5.65%, 08/15/14	243,881
90,000	Washington Mutual, Inc., 4.20%, 01/15/10	87,229
300,000	World Savings Bank FSB, 4.50%, 06/15/09	294,730
		909,180
	Wireless Telecommunication Services — 0.3%
150,000	New Cingular Wireless Services, Inc., 7.88%, 03/01/11	161,277
400,000	Sprint Nextel Corp., 6.00%, 12/01/16	379,462
		540,739
	Total Corporate Bonds (Cost $23,437,348)	23,488,472
	Mortgage Pass-Through Securities — 12.6%
	Federal Home Loan Mortgage Corp. Conventional Pools,
62,696	10.00%, 01/01/20-09/01/20	68,473
6,829	12.00%, 07/01/19	7,525
464,673	ARM, 4.12%, 04/01/34	455,720
301,689	ARM, 4.66%, 03/01/35	297,944
	Federal Home Loan Mortgage Corp. Gold Pools,
1,508,005	4.00%, 05/01/14-05/01/19	1,421,988
457,663	4.00%, 09/01/35	405,654
747,949	4.50%, 08/01/18-05/01/19	711,938
312,358	5.50%, 10/01/33	302,705
150,895	6.00%, 12/01/22	151,683
325,848	6.00%, 01/01/34	323,959
876,588	6.50%, 10/01/17-11/01/34	894,132
285,793	6.50%, 11/01/22	292,800
632,689	7.00%, 01/01/17-04/01/35	652,363
310,362	7.00%, 07/01/29	317,561
16,765	7.50%, 09/01/10	16,949
51,534	8.50%, 11/01/15	54,391
4,464	9.00%, 06/01/10	4,656
	Federal National Mortgage Association Pools,
397,234	3.00%, 09/01/31	334,429
709,003	3.50%, 09/01/18-06/01/19	642,619
473,611	4.00%, 09/01/13	455,924
3,898,924	4.00%, 07/01/18-12/01/18	3,628,636
759,082	4.50%, 07/01/18-12/01/19	722,489
1,049,495	4.50%, 01/01/25	1,007,674
967,282	4.50%, 08/01/33-02/01/35	881,646
82,180	5.00%, 06/01/18	79,723
503,793	5.00%, 09/01/35	473,336
196,792	5.50%, 09/01/33	190,670
842,674	5.50%, 12/01/33-01/01/34	816,461
61,267	6.00%, 05/01/09	61,505
706,911	6.00%, 03/01/18-07/01/19	710,838
1,599,578	6.00%, 01/01/29-09/01/33	1,591,467
1,110,764	6.50%, 03/01/19-10/01/35	1,128,670
210,145	6.50%, 08/01/20	214,298
20,258	7.00%, 08/01/32	21,016
85,111	8.00%, 11/01/12	87,713
310,855	8.00%, 03/01/27-11/01/28	328,730
240	8.50%, 12/01/07	241
130,051	8.50%, 10/01/26-06/01/30	139,070
119,206	9.00%, 04/01/25	128,537
13,164	10.00%, 08/01/21	14,403
533,035	ARM, 3.89%, 07/01/33	534,970
475,239	ARM, 4.15%, 01/01/34	468,906
281,718	ARM, 4.19%, 10/01/34	277,729
480,381	ARM, 4.68%, 05/01/35	479,160
825,918	ARM, 4.78%, 08/01/34	817,322
958,704	ARM, 4.84%, 01/01/35	953,502
129,735	ARM, 4.85%, 04/01/34	130,360
367,614	ARM, 4.90%, 04/01/33	364,794
18,253	ARM, 5.55%, 03/01/29	18,395
7,286	ARM, 6.77%, 03/01/19	7,283
	Government National Mortgage Association Pools,
18,980	6.50%, 10/15/28	19,390
38,373	7.00%, 06/15/33	40,286
15,871	7.50%, 09/15/28	16,630
71,585	8.00%, 01/15/16	75,245
54,582	8.00%, 09/15/22-05/15/28	57,703
5,126	8.50%, 05/20/25	5,513
	Total Mortgage Pass-Through Securities (Cost $24,885,609)	24,307,724
	U.S. Treasury Obligations — 11.6%
383,362	U.S. Treasury Inflation Indexed Bond, 3.63%, 04/15/28	444,131
	U.S. Treasury Bonds Principal STRIPS,
900,000	11/15/12 (c)	693,267
4,000,000	02/15/14 (m)	2,886,480
5,750,000	05/15/14 (m)	4,090,268
825,000	02/15/15 (m)	562,927
360,000	08/15/15 (c)	239,556
3,085,000	11/15/15 (c)	2,023,970
4,500,000	02/15/16 (m)	2,917,823

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligations — Continued
1,215,000	05/15/16 (c)	777,302
200,000	08/15/16 (c)	126,238
2,900,000	11/15/16 (c)	1,802,556
4,600,000	05/15/17 (c) (m)	2,779,550
2,900,000	11/15/17	1,706,444
1,750,000	02/15/19 (c)	962,707
100,000	02/15/22 (c)	46,347
500,000	02/15/23 (c)	220,530
	Total U.S. Treasury Obligations (Cost $22,769,510)	22,280,096
	Municipal Bonds — 0.1%
250,000	State of Illinois, Taxable Pension, GO, 5.10%, 06/01/33 (Cost $250,000)	227,508
	Foreign Government Securities — 0.3%
	Mexico Government International Bonds (Mexico),
150,000	4.63%, 10/08/08	148,200
100,000	6.63%, 03/03/15 (c)	105,100
400,000	Province of Quebec (Canada), 5.75%, 02/15/09	403,394
	Total Foreign Government Securities (Cost $649,702)	656,694
	Supranational — 0.0% (g)
50,000	Corp. Andina de Fomento, 5.20%, 05/21/13 (Cost $49,865)	48,593
	Total Long-Term Investments (Cost $187,052,686)	182,340,172

SHARES
Short-Term Investments — 5.0%
Investment Company — 5.0%
9,555,327	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (Cost $9,555,327)	9,555,327

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 5.0%
	Certificate of Deposit — 0.5%
1,000,000	Deutsche Bank, New York, FRN, 5.47%, 01/22/08	1,000,000
	Corporate Notes — 2.3%
750,000	Banque Federative du Credit, FRN, 5.32%, 07/29/08	750,000
100,000	Beta Finance, Inc., FRN, 5.37%, 01/15/08	100,000
1,000,000	CDC Financial Production, Inc., FRN, 5.43%, 07/27/07	1,000,000
899,925	Comerica, FRN, 5.31%, 11/13/07	899,925
749,994	Macquarie Bank Ltd., FRN, 5.35%, 07/29/08	749,994
1,000,000	Unicredito Italiano Bank plc, FRN, 5.34%, 07/29/08	1,000,000
		4,499,919
	Repurchase Agreements — 2.2%
1,228,460	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $1,229,012, collateralized by U.S. Government Agency Mortgages	1,228,459
1,000,000	Bear Stearns Cos., Inc., 5.38%, dated 06/29/07, due 07/02/07, repurchase price $1,000,448, collateralized by U.S. Government Agency Mortgages	1,000,000
1,000,000	Credit Suisse First Boston LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $1,000,449, collateralized by U.S. Government Agency Mortgages	1,000,000
1,000,000	Lehman Brothers, Inc., 5.37%, dated 06/29/07, due 07/02/07, repurchase price $1,000,448, collateralized by U.S. Government Agency Mortgages	1,000,000
		4,228,459
	Total Investments of Cash Collateral for Securities on Loan (Cost $9,728,378)	9,728,378
	Total Investments — 104.5% (Cost $206,336,391)	201,623,877
	Liabilities in Excess of Other Assets — (4.5)%	(8,752,516)
	NET ASSETS — 100.0%	$192,871,361

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

ABBREVIATIONS:

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.
(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(e)	—	Security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.
(g)	—	Amount rounds to less than 0.1%.
(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.
ARM	—	Adjustable Rate Mortgage
CMO	—	Collateralized Mortgage Obligation
FRN	—	Floating Rate Note. The rate shown is the rate in effect as of June 30, 2007.
GO	—	General Obligation
HB	—	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit (REMIC) trust and allocating them to the small principal of the HB class.
IF	—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The rate shown is the rate in effect as of June 30, 2007. The rate may be subject to a cap and a floor.
IO	—	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the generally higher than prevailing market underlying pool. The yields on these securities exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
PO	—	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
REMICS	—	Real Estate Mortgage Investment Conduits
STRIPS	—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
SUB	—	Step-Up Bond. The rate shown is the rate in effect as of June 30, 2007.
VAR	—	Variable Rate Note. The interest rate shown is the rate in effect at June 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   15

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2007 (Unaudited)

Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$192,068,550
Investments in affiliates, at value	9,555,327
Total investment securities, at value	201,623,877
Cash	11,291
Receivables:
Investment securities sold	18,813
Portfolio shares sold	165,353
Interest and dividends	1,000,314
Total Assets	202,819,648

LIABILITIES:
Payables:
Collateral for securities lending program	9,728,378
Portfolio shares redeemed	94,698
Accrued liabilities:
Investment advisory fees	49,212
Administration fees	18,151
Distribution fees	3
Custodian and accounting fees	9,009
Trustees’ and Chief Compliance Officer’s fees	160
Other	48,676
Total Liabilities	9,948,287
Net Assets	$192,871,361

NET ASSETS:
Paid in capital	$194,608,766
Accumulated undistributed (distributions in excess of) net investment income	5,408,364
Accumulated net realized gains (losses)	(2,433,255)
Net unrealized appreciation (depreciation)	(4,712,514)
Total Net Assets	$192,871,361

Net Assets:
Class 1	$192,855,785
Class 2	15,576
Total	$192,871,361
Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	17,810,119
Class 2	1,440
Net asset value, offering and redemption price per share:
Class 1	$10.83
Class 2	10.82

Cost of investments	$206,336,391
Market value of securities on loan	9,636,496

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 (Unaudited)

Core Bond Portfolio
INVESTMENT INCOME:
Interest income	$5,653,972
Dividend income from affiliates (a)	463,987
Income from securities lending (net)	10,620
Total investment income	6,128,579

EXPENSES:
Investment advisory fees	468,046
Administration fees	117,355
Distribution fees — Class 2	20
Custodian and accounting fees	54,671
Professional fees	31,273
Trustees’ and Chief Compliance Officer’s fees	1,715
Printing and mailing costs	44,661
Transfer agent fees	10,151
Other	15,023
Total expenses	742,915
Less amounts waived	(40,148)
Less earnings credits	(669)
Net expenses	702,098
Net investment income (loss)	5,426,481

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	181,025
Change in net unrealized appreciation (depreciation) of investments	(2,740,908)
Net realized/unrealized gains (losses)	(2,559,883)
Change in net assets resulting from operations	$2,866,598

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   17

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Core Bond Portfolio
	Six Months Ended 6/30/2007 (Unaudited)	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,426,481	$12,636,176
Net realized gain (loss)	181,025	(1,458,598)
Change in net unrealized appreciation (depreciation)	(2,740,908)	(1,931,371)
Change in net assets resulting from operations	2,866,598	9,246,207

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(12,615,792)	(12,776,052)
Class 2
From net investment income	(761)	—
Total distribution to shareholders	(12,616,553)	(12,776,052)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(49,534,333)	(71,653,539)

NET ASSETS:
Change in net assets	(59,284,288)	(75,183,384)
Beginning of period	252,155,649	327,339,033
End of period	$192,871,361	$252,155,649
Accumulated undistributed (distributions in excess of) net investment income	$5,408,364	$12,598,436

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$15,401,771	$64,392,680
Dividends reinvested	12,615,792	12,776,052
Cost of shares redeemed	(77,552,653)	(148,837,346)
Change in net assets from Class 1 capital transactions	$(49,535,090)	$(71,668,614)

Class 2 (a)
Proceeds from shares issued	$—	$15,075
Dividends reinvested	757	—
Change in net assets from Class 2 capital transactions	$757	$15,075

SHARE TRANSACTIONS:
Class 1
Issued	1,380,855	5,824,077
Reinvested	1,156,350	1,187,366
Redeemed	(7,049,934)	(13,769,215)
Change in Class 1 Shares	(4,512,729)	(6,757,772)

Class 2 (a)
Issued	—	1,370
Reinvested	70	—
Change in Class 2 Shares	70	1,370

(a)	Commencement of offering class of shares effective August 16, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   19

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Class 1
Six Months Ended June 30, 2007 (Unaudited)	$11.30	$0.31	$(0.21)	$0.10	$(0.57)	$—	$(0.57)
Year Ended December 31, 2006	11.26	0.54	(0.08)	0.46	(0.42)	—	(0.42)
Year Ended December 31, 2005	11.45	0.40	(0.14)	0.26	(0.45)	—	(0.45)
Year Ended December 31, 2004	11.58	0.46	0.01	0.47	(0.60)	—	(0.60)
Year Ended December 31, 2003	11.83	0.59	(0.15)	0.44	(0.69)	—	(0.69)
Year Ended December 31, 2002	10.80	0.70	0.37	1.07	— (e)	(0.04)	(0.04)

Class 2
Six Months Ended June 30, 2007 (Unaudited)	11.29	0.25	(0.17)	0.08	(0.55)	—	(0.55)
August 16, 2006(d) through December 31, 2006	11.00	0.18	0.11	0.29	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of offering of class of shares.
(e)	Amount less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 10.83	0.81%	$192,856	0.60%	4.64%	0.64%	2%
11.30	4.23	252,140	0.65	4.52	0.70	13
11.26	2.39	327,339	0.74	4.54	0.79	17
11.45	4.13	234,961	0.75	4.79	0.79	15
11.58	3.87	189,747	0.75	5.50	0.81	21
11.83	9.99	167,767	0.75	6.38	0.81	26

10.82	0.72	16	0.86	4.38	0.90	2
11.29	2.64	15	0.84	4.29	0.87	13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   21

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Classes Offered
Core Bond Portfolio	Class 1 and Class 2

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C. Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S.

22   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

securities outstanding during a given month. For the six months ended June 30, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2007, the Portfolio had securities with the following market values on loan, received the following collateral and for the six months then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$4,128	$9,728,378	$9,636,496

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the interpretation did not have an impact to the Portfolio’s financial statements upon adoption. Management continually reviews the Portfolio’s tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, on going analyses of tax laws, regulations and interpretations, thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   23

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.40%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2007 was $15,726.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on shorts sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The contractual expense limitation agreements were in effect for the six months ended June 30, 2007. The expense limitation percentages above are in place until at least April 30, 2008.

For the six months ended June 30, 2007, the Advisor contractually waived fees for the Portfolio in the amount of $40,148. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the six months ended June 30, 2007, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

24   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$4,072,215	$35,011,912	$249,032	$17,955,010

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$206,336,391	$1,240,116	$5,952,630	$(4,712,514)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no borrowings outstanding at June 30, 2007, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnification

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The ability of the issuers of debt, asset-backed and mortgage-backed securities to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   25

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	140	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	140	None.
John F. Finn (1947); Trustee of Trust since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	140	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	140
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	140	None.
Peter C. Marshall (1942); Trustee of Trust since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	140	None.
Marilyn McCoy (1948); Trustee of Trust since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	140	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	140	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).
Robert A. Oden, Jr. (1946); Trustee of Trust since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	140	Director, American University in Cairo.

26   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	140	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	140	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	140	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	140
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (140 funds).
*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   27

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.
**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

28   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2007, and continued to hold your shares at the end of the reporting period, June 30, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,008.10	$2.99	0.60%
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class 2
Actual	1,000.00	1,007.20	4.28	0.86
Hypothetical	1,000.00	1,020.53	4.31	0.86

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   29

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. June 2007.	SAN-JPMITCBP-607

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Diversified Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	10
Notes to Financial Statements	12
Trustees	16
Officers	18
Schedule of Shareholder Expenses	19

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 6, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Diversified Equity Portfolio for the six months ended June 30, 2007. Inside you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing- related employment and consumer spending.”

Stocks roll over roadblocks

No challenge seemed too great for the U.S. stock market during the first half of 2007 — not the sharp, but short-lived, China-market-inspired correction of late February; not the anemic first-quarter gross domestic product (GDP) growth rate of 0.7%; not the growing fallout from housing-market weakness; not the increasing default rate tied to the sub-prime mortgage debacle; and not the Federal Reserve’s (Fed) persistent inflation warnings.

Despite these obstacles, stocks soared, posting healthy six-month gains. Investors generally pointed to abundant liquidity and robust merger-and-acquisition activity, including private equity deals, as drivers of stock market gains. In addition, optimism regarding continued, albeit slow, economic growth, higher-than-expected corporate earnings growth and modest core inflation data provided support.

Mid caps lead the pack

U.S. returns were greatest among mid-cap stocks, with the Russell Midcap Index returning 9.90% for the period. Large-cap stocks followed, with a return of 7.18%, as measured by the Russell 1000 Index, while the small-cap Russell 2000 Index returned 6.45%. In terms of style, growth stocks outpaced their value counterparts across the board, with the difference most pronounced among small-cap stocks. The Russell 2000 Growth Index returned 9.33%, compared to 3.80% for the Russell 2000 Value Index. U.S. stocks, as measured by the S&P 500 Index, returned 6.96%.

Volatility resurfaces

A bout of volatility late in the period stifled the equity market’s advance in the first half of 2007. Rising bond yields and anxiety regarding credit quality helped push stock market returns into negative territory in June.

In early June, the re-rating of U.S. growth prospects caused Treasury yields to move sharply higher. Furthermore, the Fed retained its tightening bias but left the fed funds target unchanged. The market changed its expectations for future Fed policy. Whereas market participants previously had expected the Fed to cut rates during the second half of 2007, it ended the period convinced that the Fed would remain on hold for the rest of the year.

Economy poised to rebound but remain sub-par

Second-quarter data indicates that the U.S. economy should improve from its feeble first-quarter growth rate. In particular, increased business spending and inventory rebuilding may push GDP growth to 3%–4% for the second quarter.

Despite this expected growth rebound, overall economic growth should remain at a below-trend pace of approximately 2.1% for 2007 as a whole. Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing-related employment and consumer spending. Although this may lead to some periods of unease ahead, we would view such spillovers as positive from a long-term perspective, because they would provide a conclusive arrest of the inflation threat and could lead to a decisive shift in the Fed’s monetary policy bias.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Diversified Equity Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	March 30, 1995
Fiscal Year End	December 31
Net Assets as of 6/30/2007	$300,474,119
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Diversified Equity Portfolio, which seeks to provide high total return from a portfolio of selected equity securities, returned 9.67%* for the six months ended June 30, 2007, compared to the 6.96% return for the S&P 500 Index over the same period.**

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	A majority of our positive performance came from the auto and transportation, network technology and pharmaceutical/medical technology sectors. In particular, Johnson Controls Inc., the auto parts manufacturer, has continued to outperform as the company reported impressive fiscal second-quarter earnings, benefiting from a slightly lower tax rate and better operational efficiencies over most of its business lines. In addition, management raised full-year guidance figures, helping to propel the stock price to new highs in the period.

Alternatively, the utilities, retail and insurance sectors detracted from results. Office supply retailer Staples Inc. was among the largest detractors in the Portfolio. Despite reporting first-quarter earnings that were in-line with consensus expectations, the company reduced its full-year guidance for 2007. Staples’ stock, which has sold off in a difficult office product environment, was bid lower by investors after its management team reiterated it believed that the currently weak trend in store traffic would continue in the near-term.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	Overall, the Portfolio continues to be managed with the foresight of three distinct macroeconomic scenarios that could play out in the near-term, with a soft landing, we believe, being the most likely one to occur. With that in mind, the strategy’s main objective is to construct a portfolio aimed at providing downside protection while positioning it to outperform on the back of strong stock selection. The Portfolio is constructed to take advantage of a secular shift to quality names and has favored the technology sector, which we think is undervalued based on our metrics.

The Portfolio utilizes active stock selection with a systematic valuation process and invests in a diversified portfolio of U.S. large-cap equities. To help ensure stock selection is the principal source of the potential excess return in the Portfolio, we allow only modest deviations in sector weightings relative to the S&P 500 Index. We also attempt to stay fully invested at all times, with frictional cash limited to no more than 5% of portfolio value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Cisco Systems, Inc.	3.5%
2.	General Electric Co.	3.2
3.	Citigroup, Inc.	2.6
4.	Merck & Co., Inc.	2.5
5.	AT&T, Inc.	2.4
6.	Procter & Gamble Co.	2.3
7.	Wells Fargo & Co.	2.3
8.	Johnson Controls, Inc.	2.2
9.	Norfolk Southern Corp.	2.2
10.	Microsoft Corp.	2.1

PORTFOLIO COMPOSITION***

Financials	17.7%
Information Technology	17.6
Industrials	11.6
Health Care	11.1
Consumer Staples	10.1
Energy	9.7
Consumer Discretionary	8.8
Telecommunication Services	3.8
Utilities	3.7
Materials	3.0
Short-Term Investment	2.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	25.01%	9.41%	4.45%
CLASS 2 SHARES	8/16/06	24.70	9.36	4.42

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. The Portfolio’s past performance would have been different if the Portfolio was managed using the current objectives and strategies.

Returns for the Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Diversified Equity Portfolio, the S&P 500 Index, the S&P SuperComposite 1500 Index and the Lipper Variable Underlying Funds Large Cap Core Funds Index for June 30, 1997 to June 30, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index and the S&P SuperComposite 1500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The S&P SuperComposite 1500 Index is an unmanaged index consisting of those stocks making up the S&P 500, S&P MidCap 400 and S&P SmallCap 600 indices representing approximately 87% of the total U.S. equity market capitalization. The benchmark index for the Portfolio has changed from the S&P SuperComposite 1500 Index to the S&P 500 Index in order to better represent the revised investment policies of the Portfolio. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Diversified Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.5%
	Common Stocks — 97.5%
	Aerospace & Defense — 2.7%
30,200	Boeing Co.	2,904,032
10,100	Goodrich Corp.	601,556
62,970	United Technologies Corp.	4,466,462
		7,972,050
	Auto Components — 2.2%
56,700	Johnson Controls, Inc.	6,564,159
	Beverages — 0.8%
16,540	Coca-Cola Co. (The)	865,207
25,500	PepsiCo, Inc.	1,653,675
		2,518,882
	Biotechnology — 1.1%
44,408	Amgen, Inc. (a)	2,455,318
22,500	Gilead Sciences, Inc. (a)	872,325
		3,327,643
	Capital Markets — 3.6%
12,800	Bank of New York Co., Inc. (The)	530,432
56,132	Morgan Stanley †	4,708,352
4,100	Morgan Stanley (a) (w)	284,991
71,200	State Street Corp.	4,870,080
28,400	TD AMERITRADE Holding Corp. (a) (c)	568,000
		10,961,855
	Chemicals — 2.2%
11,200	Monsanto Co.	756,448
59,460	Praxair, Inc.	4,280,526
29,800	Rohm & Haas Co.	1,629,464
		6,666,438
	Commercial Banks — 4.3%
16,400	SunTrust Banks, Inc.	1,406,136
24,900	TCF Financial Corp.	692,220
48,220	U.S. Bancorp	1,588,849
46,800	Wachovia Corp.	2,398,500
194,616	Wells Fargo & Co.	6,844,645
		12,930,350
	Commercial Services & Supplies — 0.3%
22,200	Waste Management, Inc.	866,910
	Communications Equipment — 6.0%
380,000	Cisco Systems, Inc. (a)	10,583,000
215,100	Corning, Inc. (a)	5,495,805
12,000	Juniper Networks, Inc. (a)	302,040
38,700	QUALCOMM, Inc.	1,679,193
		18,060,038
	Computers & Peripherals — 4.5%
15,810	Apple, Inc. (a)	1,929,452
39,300	Dell, Inc. (a)	1,122,015
27,300	EMC Corp. (a)	494,130
114,870	Hewlett-Packard Co.	5,125,500
37,452	International Business Machines Corp.	3,941,823
6,600	SanDisk Corp. (a)	323,004
87,000	Sun Microsystems, Inc. (a)	457,620
		13,393,544
	Consumer Finance — 0.5%
24,900	American Express Co.	1,523,382
	Diversified Financial Services — 4.7%
125,137	Bank of America Corp.	6,117,948
5,220	CIT Group, Inc.	286,212
152,934	Citigroup, Inc.	7,843,985
		14,248,145
	Diversified Telecommunication Services — 3.6%
171,563	AT&T, Inc.	7,119,864
90,692	Verizon Communications, Inc.	3,733,790
		10,853,654
	Electric Utilities — 2.7%
77,000	Edison International	4,321,240
34,000	FirstEnergy Corp.	2,200,820
25,900	Northeast Utilities	734,524
45,400	Sierra Pacific Resources (a)	797,224
		8,053,808
	Energy Equipment & Services — 1.7%
18,600	Baker Hughes, Inc.	1,564,818
34,497	Halliburton Co.	1,190,147
26,000	Schlumberger Ltd.	2,208,440
		4,963,405
	Food & Staples Retailing — 3.4%
80,600	CVS/Caremark Corp.	2,937,870
36,800	Safeway, Inc.	1,252,304
98,700	SUPERVALU, Inc.	4,571,784
40,170	SYSCO Corp.	1,325,208
		10,087,166
	Food Products — 1.0%
13,900	General Mills, Inc.	812,038
35,158	Kraft Foods, Inc., Class A	1,239,320
15,900	Wm. Wrigley, Jr. Co.	879,429
		2,930,787

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Equipment & Supplies — 0.7%
39,600	Medtronic, Inc.	2,053,656
	Health Care Providers & Services — 2.1%
23,420	Aetna, Inc.	1,156,948
6,200	Medco Health Solutions, Inc. (a)	483,538
58,420	WellPoint, Inc. (a)	4,663,669
		6,304,155
	Hotels, Restaurants & Leisure — 1.7%
42,300	International Game Technology	1,679,310
14,300	Royal Caribbean Cruises Ltd.	614,614
17,000	Starwood Hotels & Resorts Worldwide, Inc.	1,140,190
53,800	Yum! Brands, Inc.	1,760,336
		5,194,450
	Household Durables — 0.1%
15,700	Toll Brothers, Inc. (a)	392,186
	Household Products — 3.4%
50,700	Colgate-Palmolive Co.	3,287,895
115,207	Procter & Gamble Co.	7,049,516
		10,337,411
	Industrial Conglomerates — 3.8%
252,775	General Electric Co.	9,676,227
3,900	Textron, Inc.	429,429
38,300	Tyco International Ltd. (Bermuda) (a)	1,294,157
		11,399,813
	Insurance — 3.9%
28,000	Aflac, Inc.	1,439,200
23,630	AMBAC Financial Group, Inc.	2,060,300
415	Berkshire Hathaway, Inc., Class B (a)	1,496,075
28,370	Hartford Financial Services Group, Inc.	2,794,728
21,700	MetLife, Inc.	1,399,216
14,300	Protective Life Corp.	683,683
28,918	RenaissanceRe Holdings Ltd. (Bermuda)	1,792,627
		11,665,829
	Internet Software & Services — 2.8%
24,400	eBay, Inc. (a)	785,192
9,019	Google, Inc., Class A (a)	4,720,364
104,600	Yahoo!, Inc. (a)	2,837,798
		8,343,354
	Machinery — 2.7%
26,500	Caterpillar, Inc.	2,074,950
41,100	Danaher Corp. (c)	3,103,050
12,600	Deere & Co.	1,521,324
25,400	Dover Corp.	1,299,210
		7,998,534
	Media — 2.3%
67,550	Comcast Corp., Class A (a)	1,899,506
188,560	News Corp., Class A	3,999,358
31,700	Walt Disney Co. (The)	1,082,238
		6,981,102
	Metals & Mining — 0.3%
23,800	Alcoa, Inc.	964,614
	Multi-Utilities — 1.0%
98,200	CMS Energy Corp.	1,689,040
15,700	Dominion Resources, Inc.	1,355,067
		3,044,107
	Multiline Retail — 0.6%
27,380	Kohl’s Corp. (a)	1,944,801
	Oil, Gas & Consumable Fuels — 8.2%
25,900	Chevron Corp.	2,181,816
32,300	ConocoPhillips	2,535,550
22,000	Devon Energy Corp.	1,722,380
37,600	EOG Resources, Inc.	2,747,056
71,209	Exxon Mobil Corp.	5,973,011
24,600	Hess Corp.	1,450,416
98,400	Occidental Petroleum Corp.	5,695,392
5,200	Sunoco, Inc.	414,336
30,700	XTO Energy, Inc.	1,845,070
		24,565,027
	Paper & Forest Products — 0.5%
137,700	Domtar Corp. (Canada) (a) (c)	1,536,732
	Pharmaceuticals — 7.2%
59,600	Abbott Laboratories	3,191,580
33,300	Johnson & Johnson	2,051,946
153,300	Merck & Co., Inc.	7,634,340
152,600	Schering-Plough Corp.	4,645,144
8,360	Sepracor, Inc. (a)	342,927
65,650	Wyeth	3,764,371
		21,630,308
	Real Estate Investment Trusts (REITs) — 0.4%
12,853	Apartment Investment & Management Co.	648,048
5,900	Public Storage, Inc.	453,238
		1,101,286
	Road & Rail — 2.2%
127,400	Norfolk Southern Corp.	6,697,418
	Semiconductors & Semiconductor Equipment — 2.0%
77,700	Altera Corp.	1,719,501
28,000	Analog Devices, Inc.	1,053,920
10,200	Broadcom Corp., Class A (a)	298,350

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Diversified Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Semiconductors & Semiconductor Equipment — Continued
129,464	Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	1,440,934
59,700	Xilinx, Inc.	1,598,169
		6,110,874
	Software — 2.4%
212,605	Microsoft Corp.	6,265,469
43,640	Oracle Corp. (a)	860,145
		7,125,614
	Specialty Retail — 1.8%
10,947	Advance Auto Parts, Inc.	443,682
20,100	CarMax, Inc. (a)	512,550
182,420	Staples, Inc.	4,328,827
		5,285,059
	Thrifts & Mortgage Finance — 0.3%
13,300	Fannie Mae	868,889
	Tobacco — 1.6%
70,458	Altria Group, Inc.	4,941,924
	Wireless Telecommunication Services — 0.2%
33,338	Sprint Nextel Corp.	690,430
	Total Long-Term Investments (Cost $280,820,964)	293,099,789
Short-Term Investment — 3.0%
	Investment Company — 3.0%
8,888,342	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $8,888,342)	8,888,342

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 0.2%
	Certificate of Deposit — 0.2%
500,000	Natexis Banques Populaires, New York, FRN, 5.34%, 08/07/07	500,000
	Repurchase Agreement — 0.0% (g)
4,625	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $4,627, collateralized by U.S. Government Agency Mortgages	4,625
	Total Investments of Cash Collateral for Securities on Loan (Cost $504,625)	504,625
	Total Investments — 100.7% (Cost $290,213,931)	302,492,756
	Liabilities in Excess of Other Assets — (0.7)%	(2,018,637)
	NET ASSETS — 100.0%	$300,474,119

Percentages indicated are based on net assets.

Short Position

SHARES	SECURITY DESCRIPTION	VALUE
10,000	Discover Financial Services (a)†	$285,000
	(Proceeds $299,719)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/07	UNREALIZED DEPRECIATION
	Long Futures Outstanding
14	S&P 500 Index	September, 2007	$5,303,900	$(111,716)

ABBREVIATIONS:

(a)	Non-income producing security.

(b)	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)	Amount rounds to less than 0.1%.

(m)	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(w)	When-Issued Security.

†	Short position is as a result of the sale of a when-issued security to be received from a pending corporate action of the long position.

ADR	American Depository Receipt

FRN	Floating Rate Note. The rate shown is the rate in effect as of June 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2007 (Unaudited)

Diversified Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$293,604,414
Investments in affiliates, at value	8,888,342
Total investment securities, at value	302,492,756
Cash	279,641
Receivables:
Investment securities sold	2,651,933
Portfolio shares sold	104,460
Interest and dividends	385,026
Variation margin on futures contracts	113,441
Total Assets	306,027,257

LIABILITIES:
Payables:
Investment securities purchased	3,636,617
Collateral for securities lending program	504,625
Securities sold short, at value	285,000
Portfolio shares redeemed	905,686
Accrued liabilities:
Investment advisory fees	137,320
Administration fees	24,143
Distribution fees	4
Custodian and accounting fees	7,954
Trustees’ and Chief Compliance Officer’s fees	624
Other	51,165
Total Liabilities	5,553,138
Net Assets	$300,474,119

NET ASSETS:
Paid in capital	$273,249,216
Accumulated undistributed (distributions in excess of) net investment income	1,065,030
Accumulated net realized gains (losses)	13,978,045
Net unrealized appreciation (depreciation)	12,181,828
Total Net Assets	$300,474,119

Net Assets
Class 1	$300,455,802
Class 2	18,317
Total	$300,474,119

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	16,500,289
Class 2	1,008

Net asset value, offering and redemption price per share:
Class 1	$18.21
Class 2	$18.18

Cost of investments	$290,213,931
Proceeds from secuities sold short	$299,719
Market value of securities on loan	$498,088

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   7

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 (Unaudited)

Diversified Equity Portfolio
INVESTMENT INCOME:
Dividend income	$1,703,374
Dividend income from affiliates (a)	92,388
Income from securities lending (net)	6,944
Foreign taxes withheld	(732)
Total investment income	1,801,974

EXPENSES:
Investment advisory fees	528,999
Administration fees	96,046
Distribution fees — Class 2	22
Custodian and accounting fees	29,819
Interest expense	159
Professional fees	26,275
Trustees’ and Chief Compliance Officer’s fees	1,392
Transfer agent fees	4,529
Printing and mailing costs	37,611
Other	10,446
Total expenses	735,298
Less amounts waived	(964)
Less earnings credits	(110)
Net expenses	734,224
Net investment income (loss)	1,067,750

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	15,680,165
Futures	(2,487)
Net realized gain (loss)	15,677,678
Change in net unrealized appreciation (depreciation) of:
Investments	(1,780,480)
Futures	(111,716)
Securities sold short	14,719
Change in net unrealized appreciation (depreciation)	(1,877,477)
Net realized/unrealized gains (losses)	13,800,201
Change in net assets resulting from operations	$14,867,951

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Diversified Equity Portfolio
	Six Months Ended 6/30/2007 (Unaudited)	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,067,750	$1,550,322
Net realized gain (loss)	15,677,678	15,873,849
Change in net unrealized appreciation (depreciation)	(1,877,477)	4,700,047
Change in net assets resulting from operations	14,867,951	22,124,218
DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(1,547,500)	(1,258,754)
From net realized gains	(6,576,752)	—
Total distributions to shareholders	(8,124,252)	(1,258,754)
Class 2
From net investment income	(168)	—
From net realized gains	(779)	—
Total distributions to shareholders	(947)	—
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	145,639,769	(23,906,621)
NET ASSETS:
Change in net assets	152,382,521	(3,041,157)
Beginning of period	148,091,598	151,132,755
End of period	$300,474,119	$148,091,598
Accumulated undistributed (distributions in excess of) net investment income	$1,065,030	$1,544,948
CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$157,000,413	$5,342,152
Dividends reinvested	8,124,252	1,258,754
Cost of shares redeemed	(19,485,838)	(30,522,602)
Change in net assets from Class 1 capital transactions	$145,638,827	$(23,921,696)
Class 2 (a)
Proceeds from shares issued	$—	$15,075
Dividends reinvested	942	—
Change in net assets from Class 2 capital transactions	$942	$15,075
SHARE TRANSACTIONS:
Class 1
Issued	8,697,209	335,901
Reinvested	481,580	79,719
Redeemed	(1,089,477)	(1,897,498)
Change in Class 1 Shares	8,089,312	(1,481,878)
Class 2 (a)
Issued	—	952
Reinvested	56	—
Change in Class 2 Shares	56	952

(a)	Commencement of offering class of shares effective August 16, 2006

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Class 1
Six Months Ended June 30, 2007 (Unaudited)	$17.60	$0.10	(e)	$1.52	$1.62	$(0.19)	$(0.82)	$(1.01)
Year Ended December 31, 2006	15.28	0.19		2.26	2.45	(0.13)	—	(0.13)
Year Ended December 31, 2005	15.08	0.13		0.21	0.34	(0.14)	—	(0.14)
Year Ended December 31, 2004	14.19	0.14		0.85	0.99	(0.10)	—	(0.10)
Year Ended December 31, 2003	11.35	0.10		2.82	2.92	(0.08)	—	(0.08)
Year Ended December 31, 2002	14.89	0.08		(3.62)	(3.54)	—	—	—

Class 2
Six Months Ended June 30, 2007 (Unaudited)	17.58	0.07	(e)	1.53	1.60	(0.18)	(0.82)	(1.00)
August 16, 2006 (d) to December 31, 2006	15.84	0.05		1.69	1.74	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 18.21	9.67%	$300,456	0.76%	1.11%	0.76%	65%
17.60	16.15	148,075	0.85	1.05	0.87	129
15.28	2.33	151,133	0.94	0.78	0.95	74
15.08	7.05	178,123	0.91	1.01	0.92	84
14.19	25.93	161,287	0.91	0.85	0.93	32
11.35	(23.77)	116,329	0.92	0.68	0.93	18

18.18	9.52	18	1.02	0.83	1.02	65
17.58	10.98	17	1.05	0.82	1.07	129

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   11

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Classes Offered
Diversified Equity Portfolio	Class 1 and Class 2

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Portfolio calculates its net asset value.

B.  Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C.  Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142%

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the six months ended June 30, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2007, the Portfolio had securities with the following market values on loan, received the following collateral and for the period then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$2,872	$504,625	$498,088

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

G.  Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Portfolio’s financial statements upon adoption. Management continually reviews the Portfolio’s tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, on going analyses of tax laws, regulations and interpretations, thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.55%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates. The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2007 was $3,081.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

The contractual expense limitation agreements were in effect for the six months ended June 30, 2007. The expense limitation percentages above are in place until at least April 30, 2008.

For the six months ended June 30, 2007, the Advisor contractually waived fees for the Portfolio in the amount of $964. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2007, the Portfolio incurred $2 in brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$254,107,852	$123,236,898

During the six months ended June 30, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$290,213,931	$14,836,740	$2,557,915	$12,278,825

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no borrowings outstanding at June 30, 2007, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   15

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	140	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	140	None.
John F. Finn (1947); Trustee of Trust since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	140	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	140
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	140	None.
Peter C. Marshall (1942); Trustee of Trust since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	140	None.
Marilyn McCoy (1948); Trustee of Trust since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	140	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	140	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).
Robert A. Oden, Jr. (1946); Trustee of Trust since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	140	Director, American University in Cairo.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	140	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	140	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	140	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	140
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (140 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   17

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2007, and continued to hold your shares at the end of the reporting period, June 30, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,096.70	$3.95	0.76%
Hypothetical	1,000.00	1,021.03	3.81	0.76

Class 2
Actual	1,000.00	1,095.20	5.30	1.02
Hypothetical	1,000.00	1,019.74	5.11	1.02

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   19

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. June 2007.	SAN-JPMITDEP-607

SEMI-ANNUAL REPORT
 SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	10
Notes to Financial Statements	12
Trustees	16
Officers	18
Schedule of Shareholder Expenses	19

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 6, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio for the six months ended June 30, 2007. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing-related employment and consumer spending.”

Stocks roll over roadblocks

No challenge seemed too great for the U.S. stock market during the first half of 2007 — not the sharp, but short-lived, China-market-inspired correction of late February; not the anemic first-quarter gross domestic product (GDP) growth rate of 0.7%; not the growing fallout from housing-market weakness; not the increasing default rate tied to the sub-prime mortgage debacle; and not the Federal Reserve’s (Fed) persistent inflation warnings.

Despite these obstacles, stocks soared, posting healthy six-month gains. Investors generally pointed to abundant liquidity and robust merger-and-acquisition activity, including private equity deals, as drivers of stock market gains. In addition, optimism regarding continued, albeit slow, economic growth, higher-than-expected corporate earnings growth and modest core inflation data provided support.

Mid caps lead the pack

U.S. returns were greatest among mid-cap stocks, with the Russell Midcap Index returning 9.90% for the period. Large-cap stocks followed, with a return of 7.18%, as measured by the Russell 1000 Index, while the small-cap Russell 2000 Index returned 6.45%. In terms of style, growth stocks outpaced their value counterparts across the board, with the difference most pronounced among small-cap stocks. The Russell 2000 Growth Index returned 9.33%, compared to 3.80% for the Russell 2000 Value Index. U.S. stocks, as measured by the S&P 500 Index, returned 6.96%.

Volatility resurfaces

A bout of volatility late in the period stifled the equity market’s advance in the first half of 2007. Rising bond yields and anxiety regarding credit quality helped push stock market returns into negative territory in June.

In early June, the re-rating of U.S. growth prospects caused Treasury yields to move sharply higher. Furthermore, the Fed retained its tightening bias but left the fed funds target unchanged. The market changed its expectations for future Fed policy. Whereas market participants previously had expected the Fed to cut rates during the second half of 2007, it ended the period convinced that the Fed would remain on hold for the rest of the year.

Economy poised to rebound but remain sub-par

Second-quarter data indicates that the U.S. economy should improve from its feeble first-quarter growth rate. In particular, increased business spending and inventory rebuilding may push GDP growth to 3%–4% for the second quarter.

Despite this expected growth rebound, overall economic growth should remain at a below-trend pace of approximately 2.1% for 2007 as a whole. Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing-related employment and consumer spending. Although this may lead to some periods of unease ahead, we would view such spillovers as positive from a long-term perspective, because they would provide a conclusive arrest of the inflation threat and could lead to a decisive shift in the Fed’s monetary policy bias.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 6/30/2007	$162,764,509
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio, which seeks growth of capital and secondarily, current income by investing primarily in equity securities, returned 11.86%* (Class 1 Shares) over the six months ended June 30, 2007, compared to the 10.97% return for the Russell Midcap Growth Index over the same period.**

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary, industrials and financial sectors. At the individual stock level, General Cable Corp., which designs, manufactures and markets copper, aluminum and fiber optic wire and cable products, was among the contributors to performance. The company’s shares advanced as worldwide demand for electrical infrastructure contributed to double-digit revenue and earnings growth. These positive results were driven by increased demand, particularly for overhead transmission cables in the U.S. and Europe. ITT Educational Services Inc., a provider of post-secondary programs, also helped returns. The company’s shares advanced after it posted sharply higher first-quarter earnings, boosted its full-year outlook and expanded its buyback program. These positive developments were driven by the company’s recent campus openings, expense management and strong management team as well as continued demand for technology-related education. Priceline.com, an online travel company, also supported performance. The company’s growth prospects for European business led analysts to upgrade the stock.

On the negative side, stock selection in the information technology sector and underweights in the materials and energy sectors hurt results. At the individual stock level, Corporate Executive Board Company, which provides research, decision support tools and executive education, was among the detractors from performance. The company was forced to lower its guidance for full-year 2007 earnings due to weaker-than-expected revenue growth. The revised outlook reflects a weaker-than-expected sales increase and slow start to the current sales year. Melco PBL Entertainment (Macau) Limited, a casino gaming and entertainment resort developer, also hurt returns. The company’s shares declined due to tightened travel restrictions in China, making travel to the country difficult. Additionally, the company reported that its first-quarter loss widened on increased operating costs. American Commercial Lines Inc., a marine transportation and manufacturing company, also negatively impacted performance. The company’s shares declined on concerns about weakness in the spot grain market and productivity in its boat manufacturing division.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained above-average growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. We seek to maintain sector diversification in the Portfolio by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	General Cable Corp.	2.5%
2.	VeriFone Holdings, Inc.	2.0
3.	Roper Industries, Inc.	1.9
4.	Amphenol Corp., Class A	1.8
5.	Gentex Corp.	1.5
6.	Time Warner Telecom, Inc., Class A	1.5
7.	Corrections Corp. of America	1.4
8.	GameStop Corp., Class A	1.4
9.	Saks, Inc.	1.4
10.	Celgene Corp.	1.4

PORTFOLIO COMPOSITION***

Information Technology	23.2%
Consumer Discretionary	20.3
Health Care	16.1
Industrials	12.4
Financials	8.8
Energy	8.5
Telecommunication Services	4.8
Materials	2.7
Consumer Staples	1.4
Utilities	0.9
Short-Term Investment	0.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/01/94	19.20%	12.24%	11.29%
CLASS 2 SHARES	8/16/06	18.93	12.19	11.27

TEN YEAR PERFORMANCE (6/30/97 to 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio, the Russell Midcap Growth Index and the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index from June 30, 1997 to June 30, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Growth index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell Midcap Growth Index is an unmanaged index, which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.8%
	Common Stocks — 99.8%
	Aerospace & Defense — 2.3%
17,150	Precision Castparts Corp.	2,081,324
23,850	Rockwell Collins, Inc.	1,684,764
		3,766,088
	Auto Components — 2.8%
24,500	BorgWarner, Inc.	2,107,980
125,200	Gentex Corp.	2,465,188
		4,573,168
	Biotechnology — 2.1%
40,050	Celgene Corp. (a)	2,296,067
14,800	Cephalon, Inc. (a)	1,189,772
		3,485,839
	Capital Markets — 5.4%
13,350	Affiliated Managers Group, Inc. (a) (c)	1,718,946
67,300	E*Trade Financial Corp. (a)	1,486,657
31,950	Investment Technology Group, Inc. (a)	1,384,394
22,937	Lazard Ltd., Class A (Bermuda)	1,032,853
24,500	Northern Trust Corp.	1,573,880
31,700	T. Rowe Price Group, Inc.	1,644,913
		8,841,643
	Chemicals — 1.9%
30,200	Ecolab, Inc.	1,289,540
63,600	Nalco Holding Co.	1,745,820
		3,035,360
	Commercial Services & Supplies — 3.5%
37,500	Corrections Corp. of America (a)	2,366,625
38,700	Stericycle, Inc. (a)	1,720,602
50,300	Waste Connections, Inc. (a)	1,521,072
		5,608,299
	Communications Equipment — 3.0%
15,200	F5 Networks, Inc. (a)	1,225,120
30,500	Harris Corp.	1,663,775
58,400	Polycom, Inc. (a)	1,962,240
		4,851,135
	Computers & Peripherals — 3.0%
39,800	NCR Corp. (a)	2,091,092
50,700	Network Appliance, Inc. (a)	1,480,440
28,100	SanDisk Corp. (a)	1,375,214
		4,946,746
	Construction & Engineering — 1.0%
54,300	Quanta Services, Inc. (a)	1,665,381
	Diversified Consumer Services — 1.9%
11,800	ITT Educational Services, Inc. (a)	1,385,084
32,300	Weight Watchers International, Inc.	1,642,132
		3,027,216
	Diversified Financial Services — 1.3%
21,800	CIT Group, Inc.	1,195,294
5,700	IntercontinentalExchange, Inc. (a)	842,745
		2,038,039
	Diversified Telecommunication Services — 1.5%
118,700	Time Warner Telecom, Inc., Class A (a)	2,385,870
	Electrical Equipment — 5.3%
53,600	General Cable Corp. (a)	4,060,200
19,200	Genlyte Group, Inc. (a)	1,507,968
54,550	Roper Industries, Inc.	3,114,805
		8,682,973
	Electronic Equipment & Instruments — 1.8%
81,200	Amphenol Corp., Class A	2,894,780
	Energy Equipment & Services — 4.3%
28,500	Cameron International Corp. (a)	2,036,895
17,800	Noble Corp.	1,735,856
35,500	Oceaneering International, Inc. (a)	1,868,720
22,500	W-H Energy Services, Inc. (a)	1,392,975
		7,034,446
	Food Products — 0.7%
20,600	Wm. Wrigley, Jr., Co.	1,139,386
	Gas Utilities — 0.9%
27,000	Questar Corp.	1,426,950
	Health Care Equipment & Supplies — 3.9%
34,600	Cytyc Corp. (a)	1,491,606
26,200	Hologic, Inc. (a) (c)	1,449,122
17,600	IDEXX Laboratories, Inc. (a)	1,665,488
40,900	Mentor Corp. (c)	1,663,812
		6,270,028
	Health Care Providers & Services — 3.7%
35,100	DaVita, Inc. (a)	1,891,188
56,300	Lincare Holdings, Inc. (a)	2,243,555
51,900	VCA Antech, Inc. (a)	1,956,111
		6,090,854
	Health Care Technology — 1.1%
31,400	Cerner Corp. (a) (c)	1,741,758

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 3.5%
67,400	Burger King Holdings, Inc.	1,775,316
23,800	International Game Technology	944,860
17,100	Panera Bread Co., Class A (a) (c)	787,626
28,700	Scientific Games Corp., Class A (a) (c)	1,003,065
40,100	Tim Hortons, Inc. (Canada)	1,233,075
		5,743,942
	Household Durables — 1.2%
27,200	Garmin Ltd. (Cayman Islands) (c)	2,011,984
	Industrial Conglomerates — 0.4%
8,400	McDermott International, Inc. (a)	698,208
	Insurance — 2.2%
12,600	Everest Re Group Ltd. (Barbados)	1,368,864
7,000	National Financial Partners Corp.	324,170
60,900	Security Capital Assurance Ltd. (Bermuda)	1,879,983
		3,573,017
	Internet & Catalog Retail — 1.1%
26,500	priceline.com, Inc. (a) (c)	1,821,610
	Internet Software & Services — 0.4%
15,100	Digital River, Inc. (a)	683,275
	IT Services — 2.6%
13,000	Cognizant Technology Solutions Corp., Class A (a)	976,170
91,000	VeriFone Holdings, Inc. (a)	3,207,750
		4,183,920
	Life Sciences Tools & Services — 1.7%
28,100	Covance, Inc. (a)	1,926,536
20,600	Illumina, Inc. (a) (c)	836,154
		2,762,690
	Media — 1.4%
79,300	DreamWorks Animation SKG, Inc., Class A (a)	2,287,012
	Metals & Mining — 0.8%
24,900	Century Aluminum Co. (a)	1,360,287
	Multiline Retail — 2.4%
37,800	Dollar Tree Stores, Inc. (a)	1,646,190
107,800	Saks, Inc.	2,301,530
		3,947,720
	Office Electronics — 1.0%
40,100	Zebra Technologies Corp., Class A (a) (c)	1,553,474
	Oil, Gas & Consumable Fuels — 4.2%
43,800	Cabot Oil & Gas Corp.	1,615,344
53,000	Forest Oil Corp. (a)	2,239,780
31,000	Quicksilver Resources, Inc. (a) (c)	1,381,980
37,050	Southwestern Energy Co. (a)	1,648,725
		6,885,829
	Personal Products — 0.7%
33,046	Bare Escentuals, Inc. (a) (c)	1,128,521
	Pharmaceuticals — 3.7%
37,650	Adams Respiratory Therapeutics, Inc. (a) (c)	1,483,033
26,200	Allergan, Inc.	1,510,168
49,200	Elan Corp. plc ADR (Ireland) (a)	1,078,956
25,800	Shire plc ADR (United Kingdom)	1,912,554
		5,984,711
	Semiconductors & Semiconductor Equipment — 6.6%
93,700	Altera Corp.	2,073,581
38,700	Broadcom Corp., Class A (a)	1,131,975
20,500	Formfactor, Inc. (a)	785,150
37,250	KLA-Tencor Corp.	2,046,887
41,500	Microchip Technology, Inc.	1,537,160
52,200	NVIDIA Corp. (a)	2,156,382
26,600	Tessera Technologies, Inc. (a)	1,078,630
		10,809,765
	Software — 5.0%
38,350	Adobe Systems, Inc. (a)	1,539,752
42,950	Amdocs Ltd. (United Kingdom) (a)	1,710,269
60,000	ANSYS, Inc. (a)	1,590,000
46,000	Autodesk, Inc. (a)	2,165,680
49,000	Sybase, Inc. (a)	1,170,610
		8,176,311
	Specialty Retail — 5.3%
30,900	Barnes & Noble, Inc.	1,188,723
60,100	GameStop Corp., Class A (a)	2,349,910
47,000	Office Depot, Inc. (a)	1,424,100
34,500	PetSmart, Inc.	1,119,525
25,000	Tiffany & Co.	1,326,500
52,200	Urban Outfitters, Inc. (a)	1,254,366
		8,663,124
	Textiles, Apparel & Luxury Goods — 0.8%
26,900	Under Armour, Inc., Class A (a) (c)	1,227,985

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 3.4%
39,000	American Tower Corp., Class A (a)	1,638,000
24,150	NII Holdings, Inc. (a)	1,949,871
45,500	Rogers Communications, Inc., Class B (Canada)	1,933,295
		5,521,166
	Total Long-Term Investments (Cost $139,508,972)	162,530,510
Short-Term Investment — 0.9%
	Investment Company — 0.9%
1,452,490	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $1,452,490)	1,452,490

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 9.3%
	Certificate of Deposit — 0.9%
1,400,000	Deutsche Bank, New York, FRN, 5.47%, 01/22/08	1,400,000
	Corporate Notes — 5.2%
1,500,000	American Express Credit Corp., FRN, 5.33%, 01/15/08	1,500,000
750,000	Banque Federative du Credit Mutuel S.A., FRN, 5.32%, 07/29/08	750,000
1,600,000	CDC Financial Products, Inc., FRN, 5.43%, 07/27/07	1,600,000
1,200,000	Citigroup Global Markets, Inc., FRN, 5.45%, 07/06/07	1,200,000
1,000,000	Monumental Global Funding, FRN, 5.41%, 06/28/10	1,000,000
1,000,000	Morgan Stanley, FRN, 5.56%, 07/29/08	1,000,000
1,500,000	Unicredito Italiano Bank plc, FRN, 5.34%, 07/29/08	1,500,000
		8,550,000
	Repurchase Agreements — 3.2%
128,713	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $128,771, collateralized by U.S. Government Agency Mortgages	128,713
2,500,000	Bear Stearns Cos., Inc., 5.38%, dated 06/29/07, due 07/02/07, repurchase price $2,501,121, collateralized by U.S. Government Agency Mortgages	2,500,000
2,500,000	Lehman Brothers, Inc., 5.37%, dated 06/29/07, due 07/02/07, repurchase price $2,501,119, collateralized by U.S. Government Agency Mortgages	2,500,000
		5,128,713
	Total Investments of Cash Collateral for Securities on Loan (Cost $15,078,713)	15,078,713
	Total Investments — 110.0% (Cost $156,040,175)	179,061,713
	Liabilities in Excess of Other Assets — (10.0)%	(16,297,204)
	NET ASSETS — 100.0%	$162,764,509

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(m)—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ADR—	American Depositary Receipt

FRN—	Floating Rate Note. The rate shown is the rate in effect as of June 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2007 (Unaudited)

Diversified Mid Cap Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$177,609,223
Investments in affiliates, at value	1,452,490
Total investment securities, at value	179,061,713
Receivables:
Investment securities sold	3,054,285
Portfolio shares sold	4,062
Interest and dividends	41,626
Total Assets	182,161,686

LIABILITIES:
Payables:
Due to custodian	454,774
Investment securities purchased	3,556,006
Collateral for securities lending program	15,078,713
Portfolio shares redeemed	137,498
Accrued liabilities:
Investment advisory fees	88,091
Administration fees	14,115
Distribution fees	4
Custodian and accounting fees	4,889
Trustees’ and Chief Compliance Officer’s fees	292
Other	62,795
Total Liabilities	19,397,177
Net Assets	$162,764,509

NET ASSETS:
Paid in capital	$128,664,759
Accumulated undistributed (distributions in excess of) net investment income	(349,645)
Accumulated net realized gains (losses)	11,427,857
Net unrealized appreciation (depreciation)	23,021,538
Total Net Assets	$162,764,509
Net Assets:
Class 1	$162,746,378
Class 2	18,131
Total	$162,764,509

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	8,245,845
Class 2	921

Net asset value, offering and redemption price per share:
Class 1	$19.74
Class 2	19.69

Cost of investments	$156,040,175
Market value of securities on loan	14,859,092

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   7

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 (Unaudited)

Diversified Mid Cap Growth Portfolio
INVESTMENT INCOME:
Dividend income	$296,411
Dividend income from affiliates (a)	25,806
Income from securities lending (net)	58,604
Foreign taxes withheld	(1,057)
Total investment income	379,764

EXPENSES:
Investment advisory fees	529,928
Administration fees	81,661
Distribution fees — Class 2	21
Custodian and accounting fees	20,381
Professional fees	25,877
Trustees’ and Chief Compliance Officer’s fees	1,272
Printing and mailing costs	33,700
Transfer agent fees	24,273
Other	10,479
Total expenses	727,592
Less amounts waived	(1,438)
Net expenses	726,154
Net investment income (loss)	(346,390)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	11,852,517
Change in net unrealized appreciation (depreciation) of investments	6,847,938
Net realized/unrealized gains (losses)	18,700,455
Change in net assets resulting from operations	$18,354,065

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Diversified Mid Cap Growth Portfolio
	Six Months Ended 6/30/2007 (Unaudited)	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(346,390)	$(120,715)
Net realized gain (loss)	11,852,517	27,439,721
Change in net unrealized appreciation (depreciation)	6,847,938	(8,286,579)
Change in net assets resulting from operations	18,354,065	19,032,427

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net realized gains	(27,362,385)	(5,397,317)
Class 2
From net realized gains	(2,855)	—
Total distributions to shareholders	(27,365,240)	(5,397,317)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	6,803,945	(33,137,300)

NET ASSETS:
Change in net assets	(2,207,230)	(19,502,190)
Beginning of period	164,971,739	184,473,929
End of period	$162,764,509	$164,971,739
Accumulated undistributed (distributions in excess of) net investment income	$(349,645)	$(3,255)

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$4,206,803	$11,536,714
Dividends reinvested	27,362,385	5,397,317
Cost of shares redeemed	(24,768,098)	(50,086,406)
Change in net assets from Class 1 capital transactions	$6,801,090	$(33,152,375)
Class 2 (a)
Dividends reinvested	$2,855	$—
Proceeds from shares issued	—	15,075
Change in net assets from Class 2 capital transactions	$2,855	$15,075

SHARE TRANSACTIONS:
Class 1
Issued	200,931	565,124
Reinvested	1,500,130	256,161
Redeemed	(1,212,596)	(2,463,347)
Change in Class 1 Shares	488,465	(1,642,062)
Class 2 (a)
Reinvested	156	—
Issued	—	765
Change in Class 2 Shares	156	765

(a) Commencement of offering class of shares effective August 16, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gains	Total distributions
Class 1
Six Months Ended June 30, 2007 (Unaudited)	$21.26	$(0.04)	$2.25	$2.21	$(3.73)	$(3.73)
Year Ended December 31, 2006	19.63	(0.02)	2.25	2.23	(0.60)	(0.60)
Year Ended December 31, 2005	17.67	(0.07)	2.03	1.96	—	—
Year Ended December 31, 2004	15.69	(0.06)	2.04	1.98	—	—
Year Ended December 31, 2003	12.34	(0.04)	3.39	3.35	—	—
Year Ended December 31, 2002	15.45	(0.05)	(3.06)	(3.11)	—	—

Class 2
Six Months Ended June 30, 2007 (Unaudited)	21.24	(0.06)	2.24	2.18	(3.73)	(3.73)
August 16, 2006 (d) through December 31, 2006	19.71	(0.05)	1.58	1.53	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 19.74	11.86%	$162,746	0.89%	(0.42)%	0.89%	58%
21.26	11.39	164,955	0.91	(0.07)	0.92	115
19.63	11.09	184,474	0.88	(0.36)	0.88	113
17.67	12.62	196,842	0.85	(0.35)	0.86	74
15.69	27.15	195,606	0.84	(0.27)	0.86	69
12.34	(20.13)	144,108	0.83	(0.37)	0.85	76

19.69	11.71	18	1.14	(0.67)	1.14	58
21.24	7.76	16	1.15	(0.60)	1.19	115

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   11

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Classes Offered
Diversified Mid Cap Growth Portfolio	Class 1 and Class 2

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Portfolio calculates its net asset value.

B.  Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C.  Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the six months ended June 30, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2007, the Portfolio had securities with the following market values on loan, received the following collateral and for the six months then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$6,464	$15,078,713	$14,859,092

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

G.  Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

Interpretation did not have an impact to the Portfolio’s financial statements upon adoption. Management continually reviews the Portfolio’s tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, on going analyses of tax laws, regulations and interpretations, thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2007 was $887.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreements were in effect for the six months ended June 30, 2007. The expense limitation percentages above are in place until at least April 30, 2008.

For the six months ended June 30, 2007, the Advisor contractually waived fees for the Portfolio in the amount of $1,438. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2007, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$93,976,196	$113,802,328

During the six months ended June 30, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$156,040,175	$25,042,728	$2,021,190	$23,021,538

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no borrowings outstanding at June 30, 2007, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   15

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	140	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	140	None.
John F. Finn (1947); Trustee of Trust since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	140	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	140
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	140	None.
Peter C. Marshall (1942); Trustee of Trust since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	140	None.
Marilyn McCoy (1948); Trustee of Trust since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	140	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	140	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).
Robert A. Oden, Jr. (1946); Trustee of Trust since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	140	Director, American University in Cairo.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	140	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	140	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	140	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	140
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (140 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   17

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2007, and continued to hold your shares at the end of the reporting period, June 30, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,118.60	$4.68	0.89%
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class 2
Actual	1,000.00	1,117.10	5.98	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   19

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. June 2007.	SAN-JPMITDMCGP-607

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	10
Notes to Financial Statements	12
Trustees	16
Officers	18
Schedule of Shareholder Expenses	19

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 6, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio for the six months ended June 30, 2007. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing- related employment and consumer spending.”

Stocks roll over roadblocks

No challenge seemed too great for the U.S. stock market during the first half of 2007 — not the sharp, but short-lived, China-market-inspired correction of late February; not the anemic first-quarter gross domestic product (GDP) growth rate of 0.7%; not the growing fallout from housing-market weakness; not the increasing default rate tied to the sub-prime mortgage debacle; and not the Federal Reserve’s (Fed) persistent inflation warnings.

Despite these obstacles, stocks soared, posting healthy six-month gains. Investors generally pointed to abundant liquidity and robust merger-and-acquisition activity, including private equity deals, as drivers of stock market gains. In addition, optimism regarding continued, albeit slow, economic growth, higher-than-expected corporate earnings growth and modest core inflation data provided support.

Mid caps lead the pack

U.S. returns were greatest among mid-cap stocks, with the Russell Midcap Index returning 9.90% for the period. Large-cap stocks followed, with a return of 7.18%, as measured by the Russell 1000 Index, while the small-cap Russell 2000 Index returned 6.45%. In terms of style, growth stocks outpaced their value counterparts across the board, with the difference most pronounced among small-cap stocks. The Russell 2000 Growth Index returned 9.33%, compared to 3.80% for the Russell 2000 Value Index. U.S. stocks, as measured by the S&P 500 Index, returned 6.96%.

Volatility resurfaces

A bout of volatility late in the period stifled the equity market’s advance in the first half of 2007. Rising bond yields and anxiety regarding credit quality helped push stock market returns into negative territory in June.

In early June, the re-rating of U.S. growth prospects caused Treasury yields to move sharply higher. Furthermore, the Fed retained its tightening bias but left the fed funds target unchanged. The market changed its expectations for future Fed policy. Whereas market participants previously had expected the Fed to cut rates during the second half of 2007, it ended the period convinced that the Fed would remain on hold for the rest of the year.

Economy poised to rebound but remain sub-par

Second-quarter data indicates that the U.S. economy should improve from its feeble first-quarter growth rate. In particular, increased business spending and inventory rebuilding may push GDP growth to 3%–4% for the second quarter.

Despite this expected growth rebound, overall economic growth should remain at a below-trend pace of approximately 2.1% for 2007 as a whole. Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing-related employment and consumer spending. Although this may lead to some periods of unease ahead, we would view such spillovers as positive from a long-term perspective, because they would provide a conclusive arrest of the inflation threat and could lead to a decisive shift in the Fed’s monetary policy bias.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	May 1, 1997
Fiscal Year End	December 31
Net Assets as of 6/30/2007	$61,992,739
Primary Benchmark	Russell Midcap Value Index

Q.	HOW DID THE PORTFOLIO PERFORM?

A.	The JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio, which seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities, returned 7.97%* (Class 1 Shares) over the six months ended June 30, 2007, compared to the 8.69% return for the Russell Midcap Value Index over the same period.**

Q.	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A.	The Portfolio underperformed its benchmark for the period due primarily to stock selection in the energy and utility sectors as well as an overweight in the consumer discretionary sector. At the individual stock level, Constellation Brands Inc., a producer and marketer of beverage alcohol brands, was among the top detractors from performance. The company was negatively impacted by disappointing fiscal third-quarter earnings, which caused it to cut its forecast for fiscal 2007. Increasingly competitive market conditions in the U.K. weighed on earnings. Low-cost bulk Australian wine contributed mostly to the company’s shortfall, as its excess supply made it difficult to pass on higher prices. McClatchy Company, the third-largest newspaper company in the U.S., also hurt returns. The company experienced a difficult start to 2007, as advertising revenues declined sharply on the back of disappointing real estate ads.

On the positive side, stock selection in the financial, materials and industrials sectors helped returns. At the individual stock level, Tiffany and Co., a global fine jeweler, was among the top contributors to performance. The company’s shares advanced following the announcement that Nelson Peltz’s Trian Fund Management bought a 5.45% stake in the company. Trian seeks to help Tiffany improve its margins and earnings-per-share growth as well as address various operational and strategic issues. SUPERVALU Inc., a grocery retailer and distributor, also helped returns. The company reported another impressive quarter of earnings that surpassed analysts’ estimates, driven primarily by higher-than-expected profitability.

Q.	HOW WAS THE PORTFOLIO MANAGED?

A.	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed in an effort to find quality companies that generally have a sustainable competitive position, low business cyclicality, high returns on invested capital and strong management. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Brown-Forman Corp., Class B	1.7%
2.	SUPERVALU, Inc.	1.3
3.	Assurant, Inc.	1.3
4.	American Electric Power Co., Inc.	1.2
5.	Clear Channel Communications, Inc.	1.2
6.	Coventry Health Care, Inc.	1.1
7.	FirstEnergy Corp.	1.1
8.	Fortune Brands, Inc.	1.1
9.	Tiffany & Co.	1.1
10.	Ball Corp.	1.1

PORTFOLIO COMPOSITION***

Financials	24.7%
Consumer Discretionary	19.7
Utilities	12.5
Industrials	8.8
Consumer Staples	8.1
Materials	6.2
Energy	5.2
Health Care	4.9
Information Technology	3.9
Telecommunication Services	3.3
Short-Term Investment	2.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
DIVERSIFIED MID CAP VALUE PORTFOLIO	5/1/97	20.10%	12.60%	9.95%

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio and the Russell Midcap Value Index from June 30, 1997 to June 30, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.7%
	Common Stocks — 97.7%
	Aerospace & Defense — 2.4%
6,450	Alliant Techsystems, Inc. (a) (c)	639,517
4,200	Armor Holdings, Inc. (a)	364,854
13,150	Spirit Aerosystems Holdings, Inc., Class A (a)	474,058
		1,478,429
	Beverages — 2.6%
14,170	Brown-Forman Corp., Class B (c)	1,035,544
22,880	Constellation Brands, Inc., Class A (a)	555,526
		1,591,070
	Building Products — 0.9%
2,970	American Standard Cos., Inc.	175,171
11,320	Owens Corning, Inc. (a)	380,691
		555,862
	Capital Markets — 3.2%
3,420	Bear Stearns Cos., Inc. (The)	478,800
17,250	E*Trade Financial Corp. (a)	381,052
5,050	Legg Mason, Inc.	496,819
5,600	Northern Trust Corp.	359,744
4,800	T. Rowe Price Group, Inc.	249,072
		1,965,487
	Chemicals — 2.7%
8,644	Albemarle Corp.	333,053
6,200	Lubrizol Corp.	400,210
5,850	PPG Industries, Inc.	445,244
12,050	Sigma-Aldrich Corp.	514,173
		1,692,680
	Commercial Banks — 5.0%
5,200	City National Corp.	395,668
8,350	Cullen/Frost Bankers, Inc.	446,474
7,200	East-West Bancorp, Inc.	279,936
5,550	M&T Bank Corp.	593,295
16,950	Synovus Financial Corp.	520,365
13,600	United Community Banks, Inc.	352,104
6,900	Zions Bancorporation	530,679
		3,118,521
	Commercial Services & Supplies — 0.7%
14,700	Republic Services, Inc.	450,408
	Computers & Peripherals — 0.9%
10,850	NCR Corp. (a)	570,059
	Construction Materials — 0.9%
4,050	Florida Rock Industries, Inc.	273,375
2,550	Vulcan Materials Co.	292,077
		565,452
	Containers & Packaging — 1.5%
12,850	Ball Corp.	683,235
4,200	Temple-Inland, Inc.	258,426
		941,661
	Distributors — 0.7%
8,800	Genuine Parts Co.	436,480
	Diversified Telecommunication Services — 2.8%
11,650	CenturyTel, Inc.	571,433
60,320	Qwest Communications International, Inc. (a)	585,104
40,269	Windstream Corp.	594,370
		1,750,907
	Electric Utilities — 5.0%
16,880	American Electric Power Co., Inc.	760,275
10,840	Edison International	608,341
10,760	FirstEnergy Corp.	696,495
12,700	PPL Corp.	594,233
19,400	Westar Energy, Inc. (c)	471,032
		3,130,376
	Electrical Equipment — 0.8%
12,150	Ametek, Inc.	482,112
	Electronic Equipment & Instruments — 1.5%
8,100	Amphenol Corp., Class A	288,765
16,050	Arrow Electronics, Inc. (a)	616,802
		905,567
	Energy Equipment & Services — 0.5%
5,150	Unit Corp. (a)	323,987
	Food & Staples Retailing — 2.5%
4,750	BJ’s Wholesale Club, Inc. (a)	171,142
11,540	Ruddick Corp.	347,585
5,500	Safeway, Inc.	187,165
18,000	SUPERVALU, Inc.	833,760
		1,539,652
	Food Products — 1.6%
7,900	Dean Foods Co.	251,773
14,300	Del Monte Foods Co.	173,888
9,880	Wm. Wrigley, Jr., Co.	546,463
		972,124
	Gas Utilities — 3.0%
7,900	Energen Corp.	434,026
10,800	ONEOK, Inc.	544,428
8,200	Questar Corp.	433,370
16,900	UGI Corp.	461,032
		1,872,856
	Health Care Equipment & Supplies — 0.4%
3,450	Beckman Coulter, Inc.	223,146

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — 3.1%
7,900	Community Health Systems, Inc. (a)	319,555
12,100	Coventry Health Care, Inc. (a)	697,565
4,750	DaVita, Inc. (a)	255,930
5,703	Henry Schein, Inc. (a)	304,711
4,600	Lincare Holdings, Inc. (a)	183,310
4,500	Omnicare, Inc.	162,270
		1,923,341
	Hotels, Restaurants & Leisure — 3.8%
15,600	Applebee’s International, Inc.	375,960
20,750	Burger King Holdings, Inc.	546,555
13,000	Hilton Hotels Corp.	435,110
6,300	International Game Technology	250,110
8,850	Marriott International, Inc., Class A	382,674
5,650	Vail Resorts, Inc. (a) (c)	343,915
		2,334,324
	Household Durables — 2.0%
8,400	Fortune Brands, Inc.	691,908
13,050	Jarden Corp. (a)	561,281
		1,253,189
	Household Products — 0.9%
9,400	Clorox Co.	583,740
	Industrial Conglomerates — 0.7%
10,010	Carlisle Cos., Inc.	465,565
	Insurance — 8.3%
13,400	Assurant, Inc.	789,528
9,780	Cincinnati Financial Corp.	424,452
4,200	Everest Re Group Ltd. (Bermuda)	456,288
13,763	Fidelity National Financial, Inc., Class A	326,183
9,800	IPC Holdings Ltd. (Bermuda)	316,442
12,300	Loews Corp.	627,054
29,712	Old Republic International Corp.	631,677
18,700	OneBeacon Insurance Group Ltd.	473,671
4,800	Principal Financial Group, Inc.	279,792
4,400	ProAssurance Corp. (a) (c)	244,948
5,900	Protective Life Corp.	282,079
9,800	W.R. Berkley Corp.	318,892
		5,171,006
	Internet & Catalog Retail — 0.6%
17,600	Liberty Media Holding Corp. – Interactive, Class A (a)	393,008
	IT Services — 1.1%
6,822	Fidelity National Information Services, Inc.	370,298
14,300	Western Union Co. (The)	297,869
		668,167
	Machinery — 2.9%
6,850	Crane Co.	311,333
11,530	Dover Corp.	589,759
5,100	Harsco Corp.	265,200
9,600	Oshkosh Truck Corp.	604,032
		1,770,324
	Media — 3.9%
12,100	Cablevision Systems Corp., Class A (a)	437,899
19,280	Clear Channel Communications, Inc.	729,170
9,837	Clear Channel Outdoor Holdings, Inc., Class A (a)	278,780
10,260	Grupo Televisa S.A. ADR (Mexico)	283,279
5,594	McClatchy Co., Class A (c)	141,584
8,400	Regal Entertainment Group, Class A	184,212
430	Washington Post Co. (The), Class B	333,719
		2,388,643
	Metals & Mining — 0.4%
2,880	Alcan, Inc. (Canada)	234,144
	Multi-Utilities — 4.5%
10,800	CMS Energy Corp.	185,760
12,930	MDU Resources Group, Inc. (c)	362,557
18,500	NiSource, Inc.	383,135
11,600	NSTAR	376,420
13,300	PG&E Corp.	602,490
12,900	SCANA Corp.	493,941
18,500	Xcel Energy, Inc.	378,695
		2,782,998
	Oil, Gas & Consumable Fuels — 4.7%
7,824	Devon Energy Corp.	612,541
9,500	Helix Energy Solutions Group, Inc. (a)	379,145
6,400	Murphy Oil Corp.	380,416
6,250	Newfield Exploration Co. (a)	284,687
10,000	Penn Virginia Corp. (c)	402,000
5,000	Teekay Corp. (Bahamas) (c)	289,550
18,500	Williams Cos., Inc.	584,970
		2,933,309
	Paper & Forest Products — 0.6%
35,800	Domtar Corp. (Canada) (a)	399,528
	Personal Products — 0.6%
7,950	Estee Lauder Cos., Inc. (The), Class A	361,805
	Pharmaceuticals — 1.4%
19,300	Biovail Corp. (Canada)	490,606
21,400	Warner Chilcott Ltd., Class A (Bermuda) (a)	387,126
		877,732
	Real Estate Investment Trusts (REITs) — 5.1%
8,450	Cousins Properties, Inc. (c)	245,134
11,600	Host Hotels & Resorts, Inc.	268,192
12,980	iStar Financial, Inc.	575,403

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — Continued
5,450	Kimco Realty Corp.	207,482
5,900	Plum Creek Timber Co., Inc.	245,794
8,050	PS Business Parks, Inc.	510,128
3,280	Public Storage	251,970
12,250	Rayonier, Inc.	552,965
2,940	Vornado Realty Trust	322,930
		3,179,998
	Real Estate Management & Development — 1.4%
25,000	Brookfield Properties Corp.	607,750
4,250	Forest City Enterprises, Inc., Class A	261,290
		869,040
	Road & Rail — 0.4%
4,900	Norfolk Southern Corp.	257,593
	Software — 0.5%
15,150	Symantec Corp. (a)	306,030
	Specialty Retail — 7.2%
7,800	Abercrombie & Fitch Co.	569,244
8,079	AutoNation, Inc. (a)	181,293
4,200	AutoZone, Inc. (a)	573,804
18,000	Bed Bath & Beyond, Inc. (a)	647,820
17,800	Limited Brands, Inc.	488,610
4,260	Sherwin-Williams Co. (The)	283,162
25,460	Staples, Inc.	604,166
13,000	Tiffany & Co.	689,780
14,900	TJX Cos., Inc.	409,750
		4,447,629
	Textiles, Apparel & Luxury Goods — 1.7%
6,550	Columbia Sportswear Co. (c)	449,854
6,350	V.F. Corp.	581,533
		1,031,387
	Thrifts & Mortgage Finance — 1.8%
6,400	FirstFed Financial Corp. (a) (c)	363,072
19,900	Hudson City Bancorp, Inc.	243,178
2,660	MGIC Investment Corp.	151,248
18,500	People’s United Financial, Inc.	328,005
		1,085,503
	Wireless Telecommunication Services — 0.5%
4,900	Telephone & Data Systems, Inc.	281,995
	Total Long-Term Investments (Cost $52,778,396)	60,566,834
Short-Term Investment — 2.7%
	Investment Company — 2.7%
1,678,372	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $1,678,372)	1,678,372

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 6.4%
	Certificate of Deposit — 0.5%
300,000	Natexis Banques Populaires, New York, FRN, 5.34%, 08/07/07	300,000
	Corporate Notes — 3.2%
1,000,000	American Express Credit Corp., FRN, 5.33%, 01/15/08	1,000,000
1,000,000	Unicredito Italiano Bank plc, FRN, 5.34%, 07/29/08	1,000,000
		2,000,000
	Repurchase Agreements — 2.7%
600,000	ABN AMRO Bank N.V., New York Branch, 5.34%, dated 06/29/07, due 07/02/07, repurchase price $600,267, collateralized by U.S. Government Agency Mortgages	600,000
539,361	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $539,603, collateralized by U.S. Government Agency Mortgages	539,361
550,000	Credit Suisse First Boston LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $550,247, collateralized by U.S. Government Agency Mortgages	550,000
		1,689,361
	Total Investments of Cash Collateral for Securities on Loan (Cost $3,989,361)	3,989,361
	Total Investments — 106.8% (Cost $58,446,129)	66,234,567
	Liabilities in Excess of Other Assets — (6.8)%	(4,241,828)
	NET ASSETS — 100.0%	$61,992,739

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ADR	—	American Depositary Receipt

FRN	—	Floating Rate Note. The rate shown is the rate in effect as of June 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2007 (Unaudited)

Diversified Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$64,556,195
Investments in affiliates, at value	1,678,372
Total investment securities, at value	66,234,567
Cash	2,511
Receivables:
Investment securities sold	75,421
Portfolio shares sold	2,069
Interest and dividends	82,998
Total Assets	66,397,566

LIABILITIES:
Payables:
Investment securities purchased	304,975
Collateral for securities lending program	3,989,361
Portfolio shares redeemed	27,487
Accrued liabilities:
Investment advisory fees	22,718
Administration fees	4,949
Custodian and accounting fees	7,393
Trustees’ and Chief Compliance Officer’s fees	1,985
Other	45,959
Total Liabilities	4,404,827
Net Assets	$61,992,739

NET ASSETS:
Paid in capital	$46,584,214
Accumulated undistributed (distributions in excess of) net investment income	415,823
Accumulated net realized gains (losses)	7,204,264
Net unrealized appreciation (depreciation)	7,788,438
Total Net Assets	$61,992,739

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	6,424,543
Net asset value, offering and redemption price per share	$9.65

Cost of investments	$58,446,129
Market value of securities on loan	3,917,589

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   7

STATEMENT OF OPERATIONS
For the Six Months Ended JUNE 30, 2007 (Unaudited)

Diversified Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income	$700,642
Dividend income from affiliates (a)	26,195
Income from securities lending (net)	8,117
Foreign taxes withheld	(2,140)
Total investment income	732,814

EXPENSES:
Investment advisory fees	225,815
Administration fees	34,793
Custodian and accounting fees	26,667
Interest expense	690
Professional fees	22,648
Trustees’ and Chief Compliance Officer’s fees	892
Printing and mailing costs	37,418
Transfer agent fees	1,737
Other	7,053
Total expenses	357,713
Less amounts waived	(44,223)
Less earnings credits	(134)
Net expenses	313,356
Net investment income (loss)	419,458

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	7,359,779
Change in net unrealized appreciation (depreciation) of investments	(2,201,835)
Net realized/unrealized gains (losses)	5,157,944
Change in net assets resulting from operations	$5,577,402

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Diversified Mid Cap Value Portfolio
	Six Months Ended 6/30/2007 (Unaudited)	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$419,458	$1,317,434
Net realized gain (loss)	7,359,779	30,214,814
Change in net unrealized appreciation (depreciation)	(2,201,835)	(7,777,329)
Change in net assets resulting from operations	5,577,402	23,754,919

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,272,339)	(1,830,573)
From net realized gains	(30,228,688)	(23,354,076)
Total distributions to shareholders	(31,501,027)	(25,184,649)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	1,518,926	30,251,933
Dividends reinvested	31,501,027	25,184,649
Cost of shares redeemed	(26,664,885)	(186,962,795)
Change in net assets from capital transactions	6,355,068	(131,526,213)

NET ASSETS:
Change in net assets	(19,568,557)	(132,955,943)
Beginning of period	81,561,296	214,517,239
End of period	$61,992,739	$81,561,296
Accumulated undistributed (distributions in excess of) net investment income	$415,823	$1,268,704

SHARE TRANSACTIONS:
Issued	112,096	1,893,161
Reinvested	3,398,165	1,663,451
Redeemed	(1,991,263)	(12,139,215)
Change in shares	1,518,998	(8,582,603)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Mid Cap Value Portfolio
Six-months Ended June 30, 2007 (Unaudited)	$16.63	$0.13	$0.87	$1.00	$(0.32)	$(7.66)	$(7.98)
Year Ended December 31, 2006	15.90	0.26	2.23	2.49	(0.13)	(1.63)	(1.76)
Year Ended December 31, 2005	15.82	0.14	1.29	1.43	(0.11)	(1.24)	(1.35)
Year Ended December 31, 2004	13.78	0.11	2.00	2.11	(0.07)	—	(0.07)
Year Ended December 31, 2003	10.45	0.07	3.33	3.40	(0.07)	—	(0.07)
Year Ended December 31, 2002	12.68	0.07	(1.55)	(1.48)	—	(0.75)	(0.75)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 9.65	7.97%	$61,993	0.90%	1.21%	1.03%	33%
16.63	16.72	81,561	0.93	0.91	0.98	51
15.90	9.75	214,517	0.94	1.05	0.94	55
15.82	15.40	138,171	0.92	0.81	0.93	75
13.78	32.75	112,372	0.93	0.65	0.97	54
10.45	(12.85)	76,913	0.95	0.61	0.98	106

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   11

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Class Offered
Diversified Mid Cap Value Portfolio	Class 1

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

The Portfolio is publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet certain requirements as described in the prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Portfolio calculates its net asset value.

B. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C. Securities Lending — To generate additional income, the Portfolio may lend up to 33 1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the six months ended June 30, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2007, the Portfolio had securities with the following market values on loan, received the following collateral and for the six months then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$1,253	$3,989,361	$3,917,589

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

G. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Portfolio’s financial statements upon adoption. Management continually reviews the Portfolio’s tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, on going analyses of tax laws, regulations and interpretations, thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2007, was $892.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2007. The expense limitation percentage above is in place until at least April 30, 2008.

For the six months ended June 30, 2007, the Advisor contractually waived fees for the Portfolio in the amount of $44,223. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2007, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$23,015,785	$48,342,276

During the six months ended June 30, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$58,446,129	$8,574,819	$786,381	$7,788,438

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no borrowings outstanding at June 30, 2007, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   15

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	140	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	140	None.
John F. Finn (1947); Trustee of Trust since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	140	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	140
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	140	None.
Peter C. Marshall (1942); Trustee of Trust since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	140	None.
Marilyn McCoy (1948); Trustee of Trust since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	140	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	140	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).
Robert A. Oden, Jr. (1946); Trustee of Trust since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	140	Director, American University in Cairo.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	140	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	140	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	140	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	140
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (140 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   17

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2007, and continued to hold your shares at the end of the reporting period, June 30, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,079.70	$4.64	0.90%
Hypothetical	1,000.00	1,020.33	4.51	0.90

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   19

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. June 2007.	SAN-JPMITDMCVP-607

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Equity Index Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	13
Financial Highlights	16
Notes to Financial Statements	18
Trustees	22
Officers	24
Schedule of Shareholder Expenses	25

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 6, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Equity Index Portfolio for the six months ended June 30, 2007. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing- related employment and consumer spending.”

Stocks roll over roadblocks

No challenge seemed too great for the U.S. stock market during the first half of 2007 — not the sharp, but short-lived, China-market-inspired correction of late February; not the anemic first-quarter gross domestic product (GDP) growth rate of 0.7%; not the growing fallout from housing-market weakness; not the increasing default rate tied to the sub-prime mortgage debacle; and not the Federal Reserve’s (Fed) persistent inflation warnings.

Despite these obstacles, stocks soared, posting healthy six-month gains. Investors generally pointed to abundant liquidity and robust merger-and-acquisition activity, including private equity deals, as drivers of stock market gains. In addition, optimism regarding continued, albeit slow, economic growth, higher-than-expected corporate earnings growth and modest core inflation data provided support.

Mid caps lead the pack

U.S. returns were greatest among mid-cap stocks, with the Russell Midcap Index returning 9.90% for the period. Large-cap stocks followed, with a return of 7.18%, as measured by the Russell 1000 Index, while the small-cap Russell 2000 Index returned 6.45%. In terms of style, growth stocks outpaced their value counterparts across the board, with the difference most pronounced among small-cap stocks. The Russell 2000 Growth Index returned 9.33%, compared to 3.80% for the Russell 2000 Value Index. U.S. stocks, as measured by the S&P 500 Index, returned 6.96%.

Volatility resurfaces

A bout of volatility late in the period stifled the equity market’s advance in the first half of 2007. Rising bond yields and anxiety regarding credit quality helped push stock market returns into negative territory in June.

In early June, the re-rating of U.S. growth prospects caused Treasury yields to move sharply higher. Furthermore, the Fed retained its tightening bias but left the fed funds target unchanged. The market changed its expectations for future Fed policy. Whereas market participants previously had expected the Fed to cut rates during the second half of 2007, it ended the period convinced that the Fed would remain on hold for the rest of the year.

Economy poised to rebound but remain sub-par

Second-quarter data indicates that the U.S. economy should improve from its feeble first-quarter growth rate. In particular, increased business spending and inventory rebuilding may push GDP growth to 3%–4% for the second quarter.

Despite this expected growth rebound, overall economic growth should remain at a below-trend pace of approximately 2.1% for 2007 as a whole. Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing-related employment and consumer spending. Although this may lead to some periods of unease ahead, we would view such spillovers as positive from a long-term perspective, because they would provide a conclusive arrest of the inflation threat and could lead to a decisive shift in the Fed’s monetary policy bias.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,
George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Equity Index Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	May 1, 1998
Fiscal Year End	December 31
Net Assets as of 6/30/2007	$146,542,410
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Equity Index Portfolio, which seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index*, returned 6.73%** (Class 1 Shares) over the six months ended June 30, 2007, compared to the 6.96% return for the S&P 500 Index over the same period.***

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	Consistent with its indexing strategy, the Portfolio met its objective by producing returns comparable to those of its benchmark, the S&P 500 Index. U.S. large-cap equities provided investors with solid returns during the period. Factors contributing to positive equity returns included better-than-expected earnings for the first quarter and an active merger-and-acquisition market. At the sector level, the majority (9 out of 10) of the sectors produced positive returns. The two best-performing sectors were energy and materials, with returns for both in the mid to high teens. The lone negative performing sector was financials, whose return was only marginally negative. However, the bullishness was not without interruption. In particular, emerging markets sold off in February, rattling equity markets worldwide. June was also challenging for the S&P 500 Index, as concerns relating to troubles in the sub-prime segment of the mortgage market took focus. Despite this, the S&P 500 Index did post a positive return of nearly 7% for the first half of the year.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio was managed in strict conformity with its full replication index strategy, which holds the same stocks in the same proportions as those found in the benchmark. The Portfolio is nearly always 100% invested. This is accomplished by using exchange-traded funds and index futures contracts at the margin to invest and divest daily cash flows. The transaction costs associated with implementing the strategy are minimized to lessen their impact on performance. Securities lending is employed, allowing for additional income generation. Regardless of the market outlook, the Portfolio’s strategy does not change, continuing to follow the full replication index strategy with extremely limited active risk compared to the benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****

Exxon Mobil Corp.	3.5%
General Electric Co.	2.9
AT&T, Inc.	1.9
Citigroup, Inc.	1.9
Microsoft Corp.	1.8
Bank of America Corp.	1.6
Procter & Gamble Co.	1.4
American International Group, Inc.	1.4
Chevron Corp.	1.3
Pfizer, Inc.	1.3

PORTFOLIO COMPOSITION****

Financials	20.8%
Information Technology	15.3
Health Care	11.6
Industrials	11.3
Energy	10.7
Consumer Discretionary	10.1
Consumer Staples	9.2
Telecommunication Services	3.7
Utilities	3.5
Materials	3.1
Investment Company	0.1
Short-Term Investments	0.6

*	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with the Fund.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
EQUITY INDEX PORTFOLIO	5/01/98	20.17%	10.22%	4.49%

LIFE OF PORTFOLIO PERFORMANCE (5/01/98 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Equity Index Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds S&P 500 Funds Index from May 1, 1998 to June 30, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the index reflects an initial investment at the end of the month closest to the Portfolio’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds S&P 500 Funds Index is an index based on total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.5%
	Common Stocks — 99.4%
	Aerospace & Defense — 2.6%
8,585	Boeing Co.	825,534
4,413	General Dynamics Corp.	345,185
1,365	Goodrich Corp.	81,299
8,500	Honeywell International, Inc.	478,380
1,362	L-3 Communications Holdings, Inc.	132,645
3,870	Lockheed Martin Corp.	364,283
3,762	Northrop Grumman Corp.	292,947
1,500	Precision Castparts Corp.	182,040
4,839	Raytheon Co.	260,774
1,825	Rockwell Collins, Inc.	128,918
10,841	United Technologies Corp.	768,952
		3,860,957
	Air Freight & Logistics — 0.9%
1,866	CH Robinson Worldwide, Inc.	98,002
3,356	FedEx Corp.	372,416
11,546	United Parcel Service, Inc., Class B	842,858
		1,313,276
	Airlines — 0.1%
8,513	Southwest Airlines Co.	126,929
	Auto Components — 0.2%
2,249	Goodyear Tire & Rubber Co. (The) (a)	78,175
2,151	Johnson Controls, Inc.	249,021
		327,196
	Automobiles — 0.4%
20,499	Ford Motor Co. (c)	193,101
6,168	General Motors Corp.	233,150
2,808	Harley-Davidson, Inc.	167,385
		593,636
	Beverages — 2.1%
8,284	Anheuser-Busch Cos., Inc.	432,093
859	Brown-Forman Corp., Class B	62,776
21,909	Coca-Cola Co. (The)	1,146,060
3,042	Coca-Cola Enterprises, Inc.	73,008
2,106	Constellation Brands, Inc., Class A (a) (c)	51,134
516	Molson Coors Brewing Co., Class B	47,709
1,434	Pepsi Bottling Group, Inc.	48,297
17,759	PepsiCo, Inc.	1,151,671
		3,012,748
	Biotechnology — 1.1%
12,643	Amgen, Inc. (a)	699,031
3,115	Biogen Idec, Inc. (a)	166,653
4,142	Celgene Corp. (a)	237,461
2,866	Genzyme Corp. (a)	184,570
10,180	Gilead Sciences, Inc. (a)	394,679
		1,682,394
	Building Products — 0.2%
1,917	American Standard Cos., Inc.	113,065
4,118	Masco Corp.	117,239
		230,304
	Capital Markets — 3.7%
2,564	Ameriprise Financial, Inc.	162,993
8,242	Bank of New York Co., Inc. (The)	341,549
1,298	Bear Stearns Cos., Inc. (The)	181,720
11,031	Charles Schwab Corp. (The)	226,356
4,654	E*Trade Financial Corp. (a)	102,807
966	Federated Investors, Inc., Class B	37,027
1,796	Franklin Resources, Inc.	237,916
4,453	Goldman Sachs Group, Inc. (The)	965,188
2,022	Janus Capital Group, Inc.	56,292
1,433	Legg Mason, Inc.	140,979
5,807	Lehman Brothers Holdings, Inc.	432,738
4,539	Mellon Financial Corp.	199,716
9,493	Merrill Lynch & Co., Inc.	793,425
11,490	Morgan Stanley	963,781
2,058	Northern Trust Corp.	132,206
4,337	State Street Corp.	296,651
2,896	T. Rowe Price Group, Inc.	150,273
		5,421,617
	Chemicals — 1.6%
2,362	Air Products & Chemicals, Inc.	189,834
609	Ashland, Inc.	38,946
10,393	Dow Chemical Co. (The)	459,578
917	Eastman Chemical Co.	58,991
1,911	Ecolab, Inc.	81,600
10,070	EI du Pont de Nemours & Co.	511,959
1,271	Hercules, Inc. (a)	24,975
847	International Flavors & Fragrances, Inc.	44,163
5,925	Monsanto Co.	400,174
1,790	PPG Industries, Inc.	136,237
3,475	Praxair, Inc.	250,165
1,552	Rohm & Haas Co.	84,863
1,431	Sigma-Aldrich Corp. (c)	61,061
		2,342,546
	Commercial Banks — 3.8%
5,915	BB&T Corp.	240,622
1,700	Comerica, Inc.	101,099
2,086	Commerce Bancorp, Inc.	77,161

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
1,436	Compass Bancshares, Inc.	99,055
5,997	Fifth Third Bancorp	238,501
1,371	First Horizon National Corp. (c)	53,469
3,986	Huntington Bancshares, Inc.	90,642
4,277	KeyCorp	146,829
826	M&T Bank Corp.	88,299
2,825	Marshall & Ilsley Corp.	134,555
6,277	National City Corp.	209,150
3,760	PNC Financial Services Group, Inc.	269,141
7,683	Regions Financial Corp.	254,307
3,888	SunTrust Banks, Inc.	333,357
3,565	Synovus Financial Corp.	109,446
18,956	U.S. Bancorp	624,600
20,860	Wachovia Corp.	1,069,075
36,411	Wells Fargo & Co.	1,280,575
1,199	Zions Bancorp	92,215
		5,512,098
	Commercial Services & Supplies — 0.5%
2,783	Allied Waste Industries, Inc. (a)	37,459
999	Avery Dennison Corp.	66,414
1,470	Cintas Corp.	57,962
1,585	Equifax, Inc.	70,406
1,423	Monster Worldwide, Inc. (a)	58,485
2,394	Pitney Bowes, Inc.	112,087
2,399	R.R. Donnelley & Sons Co.	104,380
1,812	Robert Half International, Inc.	66,138
5,641	Waste Management, Inc.	220,281
		793,612
	Communications Equipment — 2.6%
4,905	Avaya, Inc. (a)	82,600
931	Ciena Corp. (a) (c)	33,637
66,192	Cisco Systems, Inc. (a)	1,843,447
17,147	Corning, Inc. (a)	438,106
2,302	JDS Uniphase Corp. (a) (c)	30,916
6,175	Juniper Networks, Inc. (a)	155,425
25,235	Motorola, Inc.	446,660
18,172	QUALCOMM, Inc.	788,483
4,773	Tellabs, Inc. (a)	51,357
		3,870,631
	Computers & Peripherals — 3.9%
9,430	Apple, Inc. (a)	1,150,837
24,766	Dell, Inc. (a)	707,069
22,878	EMC Corp. (a)	414,092
28,552	Hewlett-Packard Co.	1,273,990
14,893	International Business Machines Corp.	1,567,488
1,031	Lexmark International, Inc., Class A (a) (c)	50,839
1,961	NCR Corp. (a)	103,031
4,045	Network Appliance, Inc. (a)	118,114
1,734	QLogic Corp. (a)	28,871
2,488	SanDisk Corp. (a)	121,763
38,924	Sun Microsystems, Inc. (a)	204,740
		5,740,834
	Construction & Engineering — 0.1%
961	Fluor Corp.	107,027
	Construction Materials — 0.1%
1,039	Vulcan Materials Co. (c)	119,007
	Consumer Finance — 1.0%
12,958	American Express Co.	792,771
4,505	Capital One Financial Corp.	353,372
4,486	SLM Corp.	258,304
		1,404,447
	Containers & Packaging — 0.2%
1,113	Ball Corp.	59,178
1,140	Bemis Co., Inc.	37,825
1,421	Pactiv Corp. (a)	45,316
1,761	Sealed Air Corp.	54,626
1,154	Temple-Inland, Inc.	71,006
		267,951
	Distributors — 0.1%
1,858	Genuine Parts Co.	92,157
	Diversified Consumer Services — 0.1%
1,526	Apollo Group, Inc., Class A (a)	89,164
3,521	H&R Block, Inc.	82,286
		171,450
	Diversified Financial Services — 5.1%
48,383	Bank of America Corp.	2,365,445
387	Chicago Mercantile Exchange Holdings, Inc., Class A	206,797
2,090	CIT Group, Inc.	114,595
53,928	Citigroup, Inc.	2,765,967
37,244	JPMorgan Chase & Co. (q)	1,804,472
2,508	Moody’s Corp.	155,997
		7,413,273
	Diversified Telecommunication Services — 3.1%
67,219	AT&T, Inc. (m)	2,789,588
1,194	CenturyTel, Inc.	58,566
3,733	Citizens Communications Co.	57,003
1,647	Embarq Corp.	104,370
16,934	Qwest Communications International, Inc. (a)	164,260

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — Continued
31,653	Verizon Communications, Inc.	1,303,154
5,197	Windstream Corp.	76,708
		4,553,649
	Electric Utilities — 1.8%
1,806	Allegheny Energy, Inc. (a)	93,443
4,348	American Electric Power Co., Inc.	195,834
13,731	Duke Energy Corp.	251,277
3,552	Edison International	199,338
2,151	Entergy Corp.	230,910
7,334	Exelon Corp.	532,448
3,324	FirstEnergy Corp.	215,163
4,431	FPL Group, Inc.	251,415
1,093	Pinnacle West Capital Corp.	43,556
4,199	PPL Corp.	196,471
2,771	Progress Energy, Inc.	126,330
8,196	Southern Co.	281,041
		2,617,226
	Electrical Equipment — 0.4%
1,996	Cooper Industries Ltd., Class A	113,951
8,670	Emerson Electric Co.	405,756
1,720	Rockwell Automation, Inc.	119,437
		639,144
	Electronic Equipment & Instruments — 0.2%
4,317	Agilent Technologies, Inc. (a)	165,945
1,954	Jabil Circuit, Inc.	43,125
1,549	Molex, Inc.	46,486
9,857	Solectron Corp. (a)	36,274
891	Tektronix, Inc.	30,062
		321,892
	Energy Equipment & Services — 2.1%
3,493	Baker Hughes, Inc.	293,866
3,199	BJ Services Co.	90,979
1,625	ENSCO International, Inc.	99,141
9,966	Halliburton Co.	343,827
3,069	Nabors Industries Ltd. (Bermuda) (a)	102,443
1,936	National Oilwell Varco, Inc. (a)	201,809
1,461	Noble Corp.	142,477
1,207	Rowan Cos., Inc.	49,463
12,849	Schlumberger Ltd.	1,091,394
2,186	Smith International, Inc.	128,187
3,142	Transocean, Inc. (a)	332,989
3,678	Weatherford International Ltd. (a)	203,173
		3,079,748
	Food & Staples Retailing — 2.3%
4,869	Costco Wholesale Corp.	284,934
16,828	CVS/Caremark Corp.	613,381
7,718	Kroger Co. (The)	217,107
4,815	Safeway, Inc.	163,854
2,265	SUPERVALU, Inc.	104,915
6,737	SYSCO Corp.	222,254
26,430	Wal-Mart Stores, Inc.	1,271,547
10,912	Walgreen Co.	475,108
1,542	Whole Foods Market, Inc. (c)	59,059
		3,412,159
	Food Products — 1.5%
7,116	Archer-Daniels-Midland Co.	235,468
2,366	Campbell Soup Co.	91,824
5,430	ConAgra Foods, Inc.	145,850
1,417	Dean Foods Co.	45,160
3,776	General Mills, Inc.	220,594
3,542	H.J. Heinz Co.	168,139
1,869	Hershey Co. (The)	94,609
2,731	Kellogg Co.	141,439
17,489	Kraft Foods, Inc.	616,487
1,419	McCormick & Co., Inc.	54,177
8,009	Sara Lee Corp.	139,357
2,756	Tyson Foods, Inc., Class A	63,498
2,351	Wm. Wrigley, Jr., Co.	130,034
		2,146,636
	Gas Utilities — 0.1%
491	Nicor, Inc. (c)	21,074
1,881	Questar Corp.	99,411
		120,485
	Health Care Equipment & Supplies — 1.6%
592	Bausch & Lomb, Inc.	41,108
7,103	Baxter International, Inc.	400,183
2,671	Becton, Dickinson & Co.	198,990
2,677	Biomet, Inc.	122,392
12,937	Boston Scientific Corp. (a)	198,454
1,126	CR Bard, Inc.	93,041
1,699	Hospira, Inc. (a)	66,329
12,555	Medtronic, Inc.	651,102
3,689	St. Jude Medical, Inc. (a)	153,057
3,256	Stryker Corp.	205,421
1,390	Varian Medical Systems, Inc. (a) (c)	59,089
2,581	Zimmer Holdings, Inc. (a)	219,101
		2,408,267

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — 2.2%
5,630	Aetna, Inc.	278,122
2,083	AmerisourceBergen Corp.	103,046
4,194	Cardinal Health, Inc.	296,264
3,126	Cigna Corp.	163,240
1,705	Coventry Health Care, Inc. (a)	98,293
2,970	Express Scripts, Inc. (a)	148,530
1,832	Humana, Inc. (a)	111,587
1,282	Laboratory Corp. of America Holdings (a)	100,329
798	Manor Care, Inc.	52,101
3,220	McKesson Corp.	192,041
3,054	Medco Health Solutions, Inc. (a)	238,181
1,517	Patterson Cos., Inc. (a)	56,539
1,723	Quest Diagnostics, Inc.	88,993
5,156	Tenet Healthcare Corp. (a)	33,566
14,609	UnitedHealth Group, Inc.	747,104
6,690	WellPoint, Inc. (a)	534,063
		3,241,999
	Health Care Technology — 0.0% (g)
2,139	IMS Health, Inc.	68,726
	Hotels, Restaurants & Leisure — 1.5%
4,824	Carnival Corp.	235,267
1,542	Darden Restaurants, Inc.	67,833
2,036	Harrah’s Entertainment, Inc.	173,589
4,249	Hilton Hotels Corp.	142,214
3,624	International Game Technology	143,873
3,580	Marriott International, Inc., Class A	154,799
13,016	McDonald’s Corp.	660,692
8,076	Starbucks Corp. (a)	211,914
2,345	Starwood Hotels & Resorts Worldwide, Inc.	157,279
951	Wendy’s International, Inc.	34,949
1,988	Wyndham Worldwide Corp. (a)	72,085
5,712	Yum! Brands, Inc.	186,897
		2,241,391
	Household Durables — 0.6%
720	Black & Decker Corp.	63,583
1,302	Centex Corp.	52,210
2,979	D.R. Horton, Inc.	59,372
1,666	Fortune Brands, Inc.	137,228
711	Harman International Industries, Inc.	83,045
838	KB Home (c)	32,992
1,931	Leggett & Platt, Inc.	42,579
1,518	Lennar Corp., Class A	55,498
3,041	Newell Rubbermaid, Inc.	89,497
2,316	Pulte Homes, Inc.	51,994
632	Snap-On, Inc.	31,922
909	Stanley Works (The)	55,176
861	Whirlpool Corp.	95,743
		850,839
	Household Products — 2.0%
1,655	Clorox Co.	102,775
5,576	Colgate-Palmolive Co.	361,604
4,973	Kimberly-Clark Corp.	332,644
34,331	Procter & Gamble Co.	2,100,714
		2,897,737
	Independent Power Producers & Energy Traders — 0.5%
7,278	AES Corp. (The) (a) (m)	159,243
1,970	Constellation Energy Group, Inc.	171,725
4,385	Dynegy, Inc., Class A (a)	41,394
5,006	TXU Corp.	336,904
		709,266
	Industrial Conglomerates — 4.0%
7,852	3M Co.	681,475
112,166	General Electric Co.	4,293,715
1,368	Textron, Inc.	150,630
21,613	Tyco International Ltd. (Bermuda) (a)	730,303
		5,856,123
	Insurance — 4.7%
3,549	ACE Ltd. (Bermuda)	221,883
5,333	Aflac, Inc. (m)	274,116
6,622	Allstate Corp. (The)	407,319
1,111	AMBAC Financial Group, Inc.	96,868
28,283	American International Group, Inc.	1,980,658
3,201	AON Corp.	136,395
1,081	Assurant, Inc.	63,693
4,377	Chubb Corp. (The)	236,971
1,872	Cincinnati Financial Corp.	81,245
4,560	Genworth Financial, Inc.	156,864
3,452	Hartford Financial Services Group, Inc.	340,057
2,952	Lincoln National Corp.	209,444
4,860	Loews Corp.	247,763
6,055	Marsh & McLennan Cos., Inc.	186,978
1,426	MBIA, Inc. (c)	88,726
8,085	MetLife, Inc.	521,321
2,919	Principal Financial Group, Inc.	170,149
8,026	Progressive Corp. (The)	192,062
5,098	Prudential Financial, Inc.	495,679
1,158	Safeco Corp.	72,097
1,042	Torchmark Corp.	69,814
7,239	Travelers Cos., Inc. (The)	387,286
3,737	Unum Group	97,573

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
2,028	XL Capital Ltd., Class A (Bermuda)	170,940
		6,905,901
	Internet & Catalog Retail — 0.2%
3,390	Amazon.com, Inc. (a)	231,910
2,382	IAC/InterActiveCorp (a)	82,441
		314,351
	Internet Software & Services — 1.4%
12,341	eBay, Inc. (a)	397,133
2,378	Google, Inc., Class A (a)	1,244,598
2,673	VeriSign, Inc. (a)	84,814
13,186	Yahoo!, Inc. (a)	357,736
		2,084,281
	IT Services — 1.1%
1,081	Affiliated Computer Services, Inc., Class A (a)	61,314
6,031	Automatic Data Processing, Inc.	292,323
1,567	Cognizant Technology Solutions Corp., Class A (a)	117,666
1,889	Computer Sciences Corp. (a)	111,734
1,493	Convergys Corp. (a)	36,190
5,548	Electronic Data Systems Corp.	153,846
1,783	Fidelity National Information Services, Inc.	96,781
8,225	First Data Corp.	268,711
1,834	Fiserv, Inc. (a)	104,171
3,706	Paychex, Inc.	144,979
3,791	Unisys Corp. (a)	34,650
8,424	Western Union Co. (The)	175,472
		1,597,837
	Leisure Equipment & Products — 0.2%
985	Brunswick Corp.	32,140
3,136	Eastman Kodak Co. (c)	87,275
1,737	Hasbro, Inc.	54,559
4,289	Mattel, Inc.	108,469
		282,443
	Life Sciences — Tools & Services — 0.3%
2,001	Applera Corp.- Applied Biosystems Group	61,111
588	Millipore Corp. (a)	44,153
1,306	PerkinElmer, Inc.	34,034
4,600	Thermo Fisher Scientific, Inc. (a)	237,912
1,100	Waters Corp. (a)	65,296
		442,506
	Machinery — 1.7%
6,982	Caterpillar, Inc.	546,691
1,137	Cummins, Inc.	115,076
2,596	Danaher Corp.	195,998
2,453	Deere & Co.	296,175
2,228	Dover Corp.	113,962
1,597	Eaton Corp.	148,521
4,492	Illinois Tool Works, Inc.	243,421
3,289	Ingersoll-Rand Co. Ltd., Class A (Bermuda)	180,303
1,981	ITT Corp.	135,263
2,708	PACCAR, Inc.	235,704
1,337	Pall Corp.	61,489
1,262	Parker Hannifin Corp.	123,562
1,124	Terex Corp. (a)	91,381
		2,487,546
	Media — 3.3%
7,987	CBS Corp., Class B	266,127
5,411	Clear Channel Communications, Inc.	204,644
33,929	Comcast Corp., Class A (a)	954,083
8,406	DIRECTV Group, Inc. (The) (a)	194,263
713	Dow Jones & Co., Inc.	40,962
908	E.W. Scripps Co., Class A	41,487
2,558	Gannett Co., Inc.	140,562
5,113	Interpublic Group of Cos., Inc. (a)	58,288
3,741	McGraw-Hill Cos., Inc. (The)	254,687
424	Meredith Corp.	26,118
1,568	New York Times Co., Class A (c)	39,827
25,394	News Corp., Class A	538,607
3,606	Omnicom Group, Inc.	190,830
41,271	Time Warner, Inc.	868,342
921	Tribune Co.	27,077
7,513	Viacom, Inc., Class B (a)	312,766
21,604	Walt Disney Co. (The)	737,561
		4,896,231
	Metals & Mining — 0.9%
9,480	Alcoa, Inc.	384,224
1,113	Allegheny Technologies, Inc.	116,732
4,093	Freeport-McMoRan Copper & Gold, Inc.	338,982
4,918	Newmont Mining Corp.	192,097
3,289	Nucor Corp.	192,900
1,290	United States Steel Corp.	140,288
		1,365,223
	Multi-Utilities — 1.1%
2,248	Ameren Corp. (c)	110,174
3,497	CenterPoint Energy, Inc.	60,848
2,448	CMS Energy Corp.	42,106
2,949	Consolidated Edison, Inc.	133,059
3,820	Dominion Resources, Inc.	329,704
1,919	DTE Energy Co.	92,534

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multi-Utilities — Continued
825	Integrys Energy Group, Inc.	41,852
1,916	KeySpan Corp.	80,434
2,988	NiSource, Inc.	61,881
3,832	PG&E Corp.	173,590
2,756	Public Service Enterprise Group, Inc.	241,922
2,877	Sempra Energy	170,405
2,285	TECO Energy, Inc. (c)	39,256
4,458	Xcel Energy, Inc. (c)	91,255
		1,669,020
	Multiline Retail — 1.2%
1,194	Big Lots, Inc. (a) (c)	35,127
664	Dillards, Inc., Class A	23,858
3,433	Dollar General Corp.	75,251
1,644	Family Dollar Stores, Inc.	56,422
2,453	J.C. Penney Co., Inc.	177,548
3,518	Kohl’s Corp. (a)	249,884
5,011	Macy’s, Inc.	199,338
2,447	Nordstrom, Inc.	125,091
898	Sears Holdings Corp. (a)	152,211
9,284	Target Corp.	590,462
		1,685,192
	Office Electronics — 0.1%
10,219	Xerox Corp. (a)	188,847
	Oil, Gas & Consumable Fuels — 8.6%
5,057	Anadarko Petroleum Corp.	262,913
3,610	Apache Corp.	294,540
4,464	Chesapeake Energy Corp.	154,454
23,432	Chevron Corp.	1,973,912
17,819	ConocoPhillips	1,398,792
1,985	Consol Energy, Inc.	91,528
4,850	Devon Energy Corp.	379,707
7,634	El Paso Corp.	131,534
2,667	EOG Resources, Inc.	194,851
61,417	Exxon Mobil Corp.	5,151,658
2,975	Hess Corp.	175,406
7,479	Marathon Oil Corp.	448,441
2,052	Murphy Oil Corp.	121,971
9,091	Occidental Petroleum Corp.	526,187
2,888	Peabody Energy Corp.	139,721
6,888	Spectra Energy Corp.	178,813
1,324	Sunoco, Inc.	105,496
5,986	Valero Energy Corp.	442,126
6,528	Williams Cos., Inc.	206,415
4,180	XTO Energy, Inc.	251,218
		12,629,683
	Paper & Forest Products — 0.3%
4,748	International Paper Co.	185,409
2,011	MeadWestvaco Corp.	71,029
2,354	Weyerhaeuser Co.	185,801
		442,239
	Personal Products — 0.2%
4,785	Avon Products, Inc.	175,849
1,286	Estee Lauder Cos., Inc. (The)	58,526
		234,375
	Pharmaceuticals — 6.2%
16,794	Abbott Laboratories	899,319
3,352	Allergan, Inc.	193,209
1,197	Barr Pharmaceuticals, Inc. (a)	60,125
21,457	Bristol-Myers Squibb Co.	677,183
10,757	Eli Lilly & Co.	601,101
3,465	Forest Laboratories, Inc. (a)	158,177
31,579	Johnson & Johnson	1,945,898
2,656	King Pharmaceuticals, Inc. (a)	54,342
23,629	Merck & Co., Inc.	1,176,724
2,709	Mylan Laboratories, Inc.	49,277
76,516	Pfizer, Inc.	1,956,514
16,238	Schering-Plough Corp.	494,285
1,118	Watson Pharmaceuticals, Inc. (a)	36,369
14,665	Wyeth	840,891
		9,143,414
	Real Estate Investment Trusts (REITs) — 1.2%
1,060	Apartment Investment & Management Co.	53,445
2,430	Archstone-Smith Trust	143,637
869	AvalonBay Communities, Inc. (c)	103,307
1,297	Boston Properties, Inc.	132,463
1,362	Developers Diversified Realty Corp.	71,791
3,170	Equity Residential	144,647
2,677	General Growth Properties, Inc.	141,747
5,691	Host Hotels & Resorts, Inc.	131,576
2,473	Kimco Realty Corp. (c)	94,147
1,927	Plum Creek Timber Co., Inc.	80,279
2,798	ProLogis	159,206
1,338	Public Storage, Inc.	102,785
2,435	Simon Property Group, Inc. (c)	226,553
1,424	Vornado Realty Trust	156,412
		1,741,995
	Real Estate Management & Development — 0.1%
2,044	CB Richard Ellis Group, Inc., Class A (a)	74,606
	Road & Rail — 0.8%
3,882	Burlington Northern Santa Fe Corp.	330,513
4,766	CSX Corp.	214,851

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Road & Rail — Continued
4,287	Norfolk Southern Corp.	225,368
667	Ryder System, Inc.	35,885
2,952	Union Pacific Corp.	339,923
		1,146,540
	Semiconductors & Semiconductor Equipment — 2.7%
6,001	Advanced Micro Devices, Inc. (a) (c)	85,814
3,872	Altera Corp.	85,687
3,566	Analog Devices, Inc.	134,224
15,067	Applied Materials, Inc.	299,381
5,072	Broadcom Corp., Class A (a)	148,356
63,343	Intel Corp.	1,505,030
2,089	KLA-Tencor Corp.	114,791
2,767	Linear Technology Corp.	100,110
8,398	LSI Logic Corp. (a)	63,069
3,496	Maxim Integrated Products, Inc.	116,801
2,446	MEMC Electronic Materials, Inc. (a)	149,500
8,246	Micron Technology, Inc. (a)	103,322
3,042	National Semiconductor Corp.	85,997
1,378	Novellus Systems, Inc. (a)	39,094
3,956	NVIDIA Corp. (a)	163,422
2,068	Teradyne, Inc. (a)	36,356
15,631	Texas Instruments, Inc.	588,195
3,247	Xilinx, Inc.	86,922
		3,906,071
	Software — 3.2%
6,410	Adobe Systems, Inc. (a)	257,361
2,521	Autodesk, Inc. (a)	118,689
2,224	BMC Software, Inc. (a)	67,387
4,485	CA, Inc	115,847
1,969	Citrix Systems, Inc. (a)	66,296
3,283	Compuware Corp. (a)	38,936
3,380	Electronic Arts, Inc. (a)	159,942
3,734	Intuit, Inc. (a)	112,319
91,784	Microsoft Corp.	2,704,874
3,797	Novell, Inc. (a)	29,579
43,156	Oracle Corp. (a)	850,605
9,823	Symantec Corp. (a)	198,425
		4,720,260
	Specialty Retail — 1.9%
962	Abercrombie & Fitch Co.,	70,207
1,647	AutoNation, Inc. (a)	36,959
521	AutoZone, Inc. (a)	71,179
2,986	Bed Bath & Beyond, Inc. (a)	107,466
4,413	Best Buy Co., Inc.	205,955
1,508	Circuit City Stores, Inc.	22,741
5,780	Gap, Inc. (The)	110,398
21,522	Home Depot, Inc.	846,891
3,731	Limited Brands, Inc.	102,416
16,408	Lowe’s Cos., Inc.	503,561
3,015	Office Depot, Inc. (a)	91,354
821	OfficeMax, Inc.	32,265
1,478	RadioShack Corp.	48,981
1,194	Sherwin-Williams Co. (The)	79,365
7,798	Staples, Inc.	185,047
1,491	Tiffany & Co.	79,112
4,959	TJX Cos., Inc.	136,372
		2,730,269
	Textiles, Apparel & Luxury Goods — 0.5%
4,046	Coach, Inc. (a)	191,740
1,188	Jones Apparel Group, Inc.	33,561
1,139	Liz Claiborne, Inc.	42,485
4,134	Nike, Inc., Class B	240,971
668	Polo Ralph Lauren Corp.	65,537
971	V.F. Corp.	88,924
		663,218
	Thrifts & Mortgage Finance — 1.4%
6,470	Countrywide Financial Corp.	235,185
10,609	Fannie Mae	693,086
7,212	Freddie Mac	437,768
5,282	Hudson City Bancorp, Inc.	64,546
906	MGIC Investment Corp.	51,515
3,937	Sovereign Bancorp, Inc.	83,228
9,692	Washington Mutual, Inc.	413,267
		1,978,595
	Tobacco — 1.2%
22,930	Altria Group, Inc.	1,608,310
1,866	Reynolds American, Inc. (c)	121,663
1,746	UST, Inc. (c)	93,778
		1,823,751
	Trading Companies & Distributors — 0.0% (g)
774	Grainger (W.W.), Inc.	72,021
	Wireless Telecommunication Services — 0.6%
3,766	ALLTEL Corp.	254,393
31,547	Sprint Nextel Corp.	653,339
		907,732
	Total Common Stocks (Cost $116,763,327)	145,703,524

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Investment Company — 0.1%
500	SPDR Trust Series I (c) (Cost $75,393)	75,215
	Total Long-Term Investments (Cost $116,838,720)	145,778,739
Short-Term Investments — 0.6%
	Investment Company — 0.6%
844,587	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m)	844,587

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.0% (g)
70,000	U.S. Treasury Bill, 4.76%, 08/09/07 (k) (m) (n)	69,653
	Total Short-Term Investments (Cost $914,230)	914,240
Investments of Cash Collateral for Securities on Loan — 1.2%
	Certificate of Deposit — 0.2%
300,000	Natexis Banques Populaires, New York, FRN, 5.34%, 08/07/07	300,000
	Corporate Notes — 0.5%
500,000	American Express Credit Corp., FRN, 5.33%, 01/15/08	500,000
200,000	Banque Federative du Credit Mutuel, FRN, 5.32%, 07/29/08	200,000
		700,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Repurchase Agreements — 0.5%
190,735	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $190,821, collateralized by U.S. Government Agency Mortgages	190,735
275,000	Bear Stearns Cos., Inc., 5.38%, dated 06/29/07, due 07/02/07, repurchase price $275,123, collateralized by U.S. Government Agency Mortgages	275,000
275,000	Credit Suisse First Boston LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $275,123, collateralized by U.S. Government Agency Mortgages	275,000
		740,735
	Total Investments of Cash Collateral for Securities on Loan (Cost $1,740,735)	1,740,735
	Total Investments — 101.3% (Cost $119,493,685)	148,433,714
	Liabilities in Excess of Other Assets — (1.3)%	(1,891,304)
	NET ASSETS — 100.0%	$146,542,410

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   11

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/07	UNREALIZED APPRECIATION
10	Long Futures Outstanding S&P 500 Index	September, 2007	$757,700	$4,925

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.
(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	—	Amount rounds to less than 0.1%.
(k)	—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.
(n)	—	The rate shown is the effective yield at the date of purchase.
(q)	—	Investment in affiliate. The security is included in an index in which the Portfolio, as an index fund, invests.
FRN	—	Floating Rate Note. The rate shown is the rate in effect as of June 30, 2007.
SPDR	—	Standard & Poor’s Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2007 (Unaudited)

Equity Index Portfolio
ASSETS:
Investments in non-affiliates, at value	$145,784,655
Investments in affiliates, at value	2,649,059
Total investment securities, at value	148,433,714
Receivables:
Investment securities sold	92,225
Portfolio shares sold	10,181
Interest and dividends	159,802
Total Assets	148,695,922

LIABILITIES:
Payables:
Due to custodian	2,342
Collateral for securities lending program	1,740,735
Investment securities purchased	234,918
Portfolios shares redeemed	69,638
Variation margin on futures contracts	900
Accrued liabilities:
Investment advisory fees	16,742
Administration fees	13,873
Custodian and accounting fees	20,570
Trustees’ and Chief Compliance Officer’s fees	322
Other	53,472
Total Liabilities	2,153,512
Net Assets	$146,542,410

NET ASSETS:
Paid in capital	$122,494,668
Accumulated undistributed (distributions in excess of) net investment income	1,101,549
Accumulated net realized gains (losses)	(5,998,761)
Net unrealized appreciation (depreciation)	28,944,954
Total Net Assets	$146,542,410

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	11,213,104
Net asset value, offering and redemption price per share	$13.07

Cost of investments	$119,493,685
Market value of securities on loan	1,696,560

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   13

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 (Unaudited)

Equity Index Portfolio
INVESTMENT INCOME:
Dividend income	$1,343,079
Dividend income from affiliates (a)	44,793
Interest income	1,476
Income from securities lending (net)	4,092
Total investment income	1,393,440

EXPENSES:
Investment advisory fees	180,871
Administration fees	72,469
Custodian and accounting fees	46,370
Interest expense	12
Professional fees	24,033
Trustees’ and Chief Compliance Officer’s fees	1,128
Printing and mailing costs	31,834
Transfer agent fees	6,367
Other	8,494
Total expenses	371,578
Less amounts waived	(82,048)
Less earnings credits	(125)
Net expenses	289,405
Net investment income (loss)	1,104,035

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	576,901
Investments in affiliates	15,273
Futures	48,780
Net realized gain (loss)	640,954
Change in net unrealized appreciation (depreciation) of:
Investments	7,831,645
Futures	7,703
Change in net unrealized appreciation (depreciation)	7,839,348
Net realized/unrealized gains (losses)	8,480,302
Change in net assets resulting from operations	$9,584,337

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Equity Index Portfolio
	Six Months Ended 6/30/2007 (Unaudited)	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,104,035	$2,122,599
Net realized gain (loss)	640,954	(689,615)
Change in net unrealized appreciation (depreciation)	7,839,348	18,398,123
Change in net assets resulting from operations	9,584,337	19,831,107

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,109,157)	(1,915,411)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	6,388,572	12,563,313
Dividends reinvested	2,109,157	1,915,411
Cost of shares redeemed	(13,527,870)	(25,225,710)
Change in net assets from capital transactions	(5,030,141)	(10,746,986)

NET ASSETS:
Change in net assets	2,445,039	7,168,710
Beginning of period	144,097,371	136,928,661
End of period	$146,542,410	$144,097,371
Accumulated undistributed (distributions in excess of) net investment income	$1,101,549	$2,106,671

SHARE TRANSACTIONS:
Issued	502,137	1,104,904
Reinvested	171,337	170,107
Redeemed	(1,055,832)	(2,213,906)
Change in shares	(382,358)	(938,895)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Equity Index Portfolio
Six Months Ended June 30, 2007 (Unaudited)	$12.43	$0.10	$0.73	$0.83	$(0.19)	$(0.19)
Year Ended December 31, 2006	10.92	0.19	1.48	1.67	(0.16)	(0.16)
Year Ended December 31, 2005	10.61	0.15	0.31	0.46	(0.15)	(0.15)
Year Ended December 31, 2004	9.72	0.15	0.85	1.00	(0.11)	(0.11)
Year Ended December 31, 2003	7.69	0.11	2.01	2.12	(0.09)	(0.09)
Year Ended December 31, 2002	9.92	0.09	(2.32)	(2.23)	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 13.07	6.73%	$146,542	0.40%	1.53%	0.51%	3%
12.43	15.42	144,097	0.40	1.54	0.57	7
10.92	4.46	136,929	0.46	1.41	0.51	12
10.61	10.34	137,197	0.50	1.53	0.51	14
9.72	27.98	126,733	0.50	1.32	0.51	1
7.69	(22.48)	89,012	0.50	1.15	0.51	5

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Class Offered
Equity Index Portfolio	Class 1

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B.  Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C.  Futures Contracts — The Portfolio may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Portfolio realizes a gain or loss.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing the Portfolio to adjust exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

As of June 30, 2007, the Portfolio had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D.  Securities Lending — To generate additional income, the Portfolio may lend up to 33 1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the six months ended June 30, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2007, the Portfolio had securities with the following market values on loan, received the following collateral and for the six months then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$1,662	$1,740,735	$1,696,560

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

F.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

G.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

H.  Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Portfolio’s financial statements upon adoption. Management continually reviews the Portfolio’s tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, on going analyses of tax laws, regulations and interpretations, thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.25%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2007 was $626.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.40% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2007. The expense limitation percentage above is in place until at least April 30, 2008.

For the six months ended June 30, 2007, the Advisor contractually waived fees for the Portfolio in the amount of $82,048. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the six months ended June 30, 2007, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$4,381,846	$10,305,509

During the six months ended June 30, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$119,493,685	$40,788,866	$11,848,837	$28,940,029

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no borrowings outstanding at June 30, 2007, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnification

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   21

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	140	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	140	None.
John F. Finn (1947); Trustee of Trust since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	140	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	140
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	140	None.
Peter C. Marshall (1942); Trustee of Trust since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	140	None.
Marilyn McCoy (1948); Trustee of Trust since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	140	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	140	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).
Robert A. Oden, Jr. (1946); Trustee of Trust since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	140	Director, American University in Cairo.

22   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	140	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	140	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	140	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	140
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (140 funds).
*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   23

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.
**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

24   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

As a shareholder of the Portfolio, you incur ongoing costs: including investment advisory, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2007, and continued to hold your shares at the end of the reporting period, June 30, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,067.30	$2.05	0.40%
Hypothetical	1,000.00	1,022.81	2.01	0.40

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   25

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. June 2007.	SAN-JPMITEIP-607

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Government Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	10
Notes to Financial Statements	12
Trustees	16
Officers	18
Schedule of Shareholder Expenses	19

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 6, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Government Bond Portfolio. Inside, you’ll find information detailing the performance for the six months ended June 30, 2007, along with a report from the portfolio managers.

“Despite this expected growth rebound for the second quarter, overall economic growth should remain at a below-trend pace for 2007 as a whole.”

Bond market performance was lackluster

Despite favorable results in the first quarter of 2007, overall bond market performance for the six-month period was lackluster.

In the first quarter of 2007, rising default levels within the sub-prime mortgage market, combined with mixed economic data, led to growing expectations for a rate cut from the Federal Reserve (Fed). The tepid first-quarter gross domestic product (GDP) growth rate advanced this theme, and the overall bullish sentiment on future monetary policy caused short-term yields to decline.

Growth, credit concerns push yields higher

Yields and expectations regarding future Fed action reversed course during the second quarter, as data pointed to a rebound in economic growth. In particular, the early-June re-rating of U.S. growth prospects — primarily due to increased business spending and inventory rebuilding — caused Treasury yields to move sharply higher. In addition, significant losses for two Bear Stearns structured-credit hedge funds led to jitters regarding credit quality in the leveraged and sub-investment-grade loan markets. Furthermore, the Fed retained its tightening bias, but it left the fed funds target unchanged.

The market changed its expectations for future Fed policy. Whereas market participants previously had expected the Fed to cut rates during the second half of 2007, it ended the period convinced that the Fed would remain on hold for the rest of the year.

The rebound in growth prospects, combined with the concerns about credit quality and the renewed sentiment regarding the Fed, pushed bond yields upward. The benchmark 10-year U.S. Treasury bond ended the period with a yield of 5.03%, 32 basis points (bps) higher than at the end of 2006. Similarly, the yield on the 30-year Treasury bond jumped 31 bps, from 4.81% to 5.12%. Overall, the bond market returned 0.98% for the six-month period, as measured by the Lehman Brothers Aggregate Bond Index.

Sub-par growth should stabilize yields

Despite this expected growth rebound for the second quarter, overall economic growth should remain at a below-trend pace for 2007 as a whole. Residential construction activity has declined significantly within the last year, and we continue to look for associated weakness in housing-related employment and consumer spending.

The housing-related fallout may lead to some periods of unease, with low-grade debt markets vulnerable to rising delinquency and foreclosure rates. We would view such spillovers as positive factors, though, because they would provide an end to the inflation threat and could lead to a decisive shift in the Fed’s monetary policy bias.

The Fed’s preferred measure of inflation, the personal consumption expenditures (PCE) index, is back within the Fed’s target range of 1% to 2%. This should help limit the upward movement in bond yields, even as the economy recovers from the first-quarter slowdown.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Government Bond Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 6/30/2007	$156,127,565
Primary Benchmark	Lehman Brothers Government Bond Index
Average Credit Quality	AAA
Duration	5.68 Years

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Government Bond Portfolio, which seeks a high level of current income with liquidity and safety of principal, returned 0.79%* (Class 1 Shares) over the six months ended June 30, 2007, compared to the 1.10% return for the Lehman Brothers Government Bond Index over the same period.**

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	It was a challenging environment for bond investors, as the market’s optimistic tone early in the year gave way to higher yields as the period unfolded. Slow economic growth and concerns about widespread fallout from the housing industry’s decline led to expectations for an easing of Federal Reserve (Fed) policy. But, the rate outlook changed in the second quarter of 2007, as a rebound in growth caused Treasury yields to move higher. Furthermore, the Fed retained its tightening bias, even though it left the fed funds target unchanged. Eventually, the bond market lost all hope for a Fed rate cut any time in 2007.

The Portfolio’s longer duration relative to the benchmark detracted from performance, as rates climbed along the yield curve, particularly at the longer end. This “bear steepening” negatively affected the Portfolio relative to the benchmark, as spreads between the two-year and 10-year Treasuries expanded from -10 basis points (bps) on December 31, 2006, to 17 bps on June 30, 2007. In addition, the Portfolio’s mortgage holdings had a negative influence on performance, as mortgages underperformed the Treasury and agency sectors during the six-month period.

On a positive note, we maintained an underweight to longer-term securities during the period. This contributed positively to relative performance, as yields increased considerably at the longer end of the yield curve. Additionally, our security selection contributed favorably to performance, despite the challenging climate that defined the six-month period.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We continued to focus on security selection as our primary strategy, looking for attractively valued securities that fit our low turnover investment philosophy. We maintained an overweight to mortgages in general and well-structured, collateralized mortgage obligations (CMOs) in particular. We also underweighted agency securities and Treasury notes and overweighted Treasury Separate Trading of Registered Interest and Principal Securities (STRIPS).

The Portfolio’s duration extended during the period as rates climbed and ended the six-month period slightly longer, at 5.68 years. This was a strategic decision based on the potential for a more stable rate environment.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	46.8%
U.S. Treasury Obligations	25.8
U.S. Government Agency Securities	13.7
Mortgage Pass-Through Securities	12.2
Short-Term Investment	1.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee that it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
GOVERNMENT BOND PORTFOLIO	8/1/94	5.60%	4.24%	5.77%

TEN YEAR PERFORMANCE  (6/30/97 TO 6/30/07)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Government Bond Portfolio, the Lehman Brothers Government Bond Index, the Lipper Variable Underlying Funds General U.S. Government Funds Index and the Lipper General U.S. Government Funds Index from June 30, 1997 to June 30, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Lehman Brothers Government Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds General U.S. Government Funds Index and the Lipper General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Lehman Brothers Government Bond Index is an unmanaged index representing the performance of securities issued by the U.S. Government. The Lipper Variable Underlying Funds General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper Inc. The Lipper General U.S. Government Funds Index, the Portfolio’s former secondary index, represents the total returns of similarly managed mutual funds. The Portfolio has changed its secondary index to the Lipper Variable Underlying Funds General U.S. Government Funds Index because it is a closer comparison to the Portfolio. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Government Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.1%
	Collateralized Mortgage Obligations — 46.6%
	Federal Home Loan Mortgage Corp., REMICS
196,441	Series 1343, Class LA, 8.00%, 08/15/22	207,595
28,055	Series 1561, Class TA, PO, 08/15/08	27,252
399,959	Series 1577, Class PV, 6.50%, 09/15/23	403,606
1,035,291	Series 1584, Class L, 6.50%, 09/15/23	1,052,445
26,614	Series 1604, Class MB, IF, 6.84%, 11/15/08	26,331
56,774	Series 1625, Class SC, IF, 7.03%, 12/15/08	55,901
926,088	Series 1633, Class Z, 6.50%, 12/15/23	942,260
201,000	Series 1694, Class PK, 6.50%, 03/15/24	206,231
19,822	Series 1985, Class PL, 6.50%, 10/17/26 (m)	19,807
442,470	Series 1999, Class PU, 7.00%, 10/15/27	453,903
761,458	Series 2031, Class PG, 7.00%, 02/15/28 (m)	780,107
638,495	Series 2035, Class PC, 6.95%, 03/15/28	660,210
725,912	Series 2095, Class PE, 6.00%, 11/15/28	726,238
67,731	Series 2132, Class PD, 6.00%, 11/15/27	67,800
229,511	Series 2178, Class PB, 7.00%, 08/15/29	234,554
352,272	Series 2259, Class ZC, 7.35%, 10/15/30	359,556
629,860	Series 2345, Class PQ, 6.50%, 08/15/16	641,757
403,855	Series 2366, Class VG, 6.00%, 06/15/11	403,818
880,676	Series 2367, Class ME, 6.50%, 10/15/31	892,469
86,826	Series 2390, Class DO, PO, 12/15/31	69,799
883,000	Series 2527, Class BP, 5.00%, 11/15/17	856,924
5,000,000	Series 2543, Class YX, 6.00%, 12/15/32 (m)	4,895,442
3,230,000	Series 2578, Class PG, 5.00%, 02/15/18	3,076,822
1,922,318	Series 2626, Class KA, 3.00%, 03/15/30	1,770,375
650,000	Series 2631, Class TE, 4.50%, 02/15/28	618,564
640,124	Series 2647, Class A, 3.25%, 04/15/32	570,412
2,980,858	Series 2651, Class VZ, 4.50%, 07/15/18	2,775,088
2,438,000	Series 2656, Class BG, 5.00%, 10/15/32	2,335,994
410,000	Series 2682, Class LC, 4.50%, 07/15/32	381,335
2,500,000	Series 2684, Class PD, 5.00%, 03/15/29	2,434,034
1,250,000	Series 2749, Class TD, 5.00%, 06/15/21	1,217,530
650,000	Series 2773, Class TB, 4.00%, 04/15/19	570,920
625,000	Series 2827, Class DG, 4.50%, 07/15/19	572,131
814,283	Series 2927, Class GA, 5.50%, 10/15/34	809,314
1,250,000	Series 2929, Class PC, 5.00%, 01/15/28	1,225,120
837,511	Series 3085, Class VS, IF, 7.44%, 12/15/35	859,603
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
692,689	Series T-54, Class 2A, 6.50%, 02/25/43	697,126
427,036	Series T-56, Class A, PO, 05/25/43	357,068
	Federal National Mortgage Association, REMICS
28,886	Series 1988-16, Class B, 9.50%, 06/25/18	31,188
123,510	Series 1993-146, Class E, PO, 05/25/23	102,484
245,000	Series 1993-155, Class PJ, 7.00%, 09/25/23	253,704
31,673	Series 1993-197, Class SC, IF, 8.30%, 10/25/08	31,207
20,512	Series 1993-205, Class H, PO, 09/25/23	16,652
92,092	Series 1993-221, Class SG, IF, 3.62%, 12/25/08	90,880
1,919,354	Series 1993-223, Class PZ, 6.50%, 12/25/23	1,974,045
624,854	Series 1993-250, Class Z, 7.00%, 12/25/23	643,640
7,617	Series 1994-13, Class SM, IF, 10.27%, 02/25/09	7,596
229,721	Series 1994-28, Class K, 6.50%, 08/25/23	230,103
1,021,451	Series 1994-37, Class L, 6.50%, 03/25/24	1,039,616
6,388,638	Series 1994-72, Class K, 6.00%, 04/25/24	6,374,913
16,129	Series 1994-76, Class H, 5.00%, 02/25/24	16,045
188,259	Series 1998-46, Class GZ, 6.50%, 08/18/28	191,926
477,121	Series 1998-58, Class PC, 6.50%, 10/25/28	486,087
965,348	Series 1999-39, Class JH, IO, 6.50%, 08/25/29	231,500
427,115	Series 2001-4, Class PC, 7.00%, 03/25/21	440,323
1,492,002	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	374,543
409,436	Series 2002-2, Class UC, 6.00%, 02/25/17	409,335
2,000,000	Series 2003-35, Class MD, 5.00%, 11/25/16	1,965,788
1,250,000	Series 2003-70, Class BE, 3.50%, 12/25/25	1,203,113
3,600,000	Series 2003-81, Class MC, 5.00%, 12/25/32	3,447,499
600,000	Series 2003-82, Class VB, 5.50%, 08/25/33	579,429
2,901,667	Series 2003-128, Class DY, 4.50%, 01/25/24	2,614,087
1,850,000	Series 2004-2, Class OE, 5.00%, 05/25/23	1,763,251
1,409,561	Series 2004-75, Class VK, 4.50%, 09/25/22	1,309,284
77,250	Series G92-44, Class ZQ, 8.00%, 07/25/22	81,163
33,561	Series G92-66, Class KA, 6.00%, 12/25/22	33,312
	Federal National Mortgage Association Whole Loan,
776,666	Series 1999-W4, Class A9, 6.25%, 02/25/29	771,104
1,262,538	Series 2002-W7, Class A4, 6.00%, 06/25/29	1,261,361
664,057	Series 2003-W1, Class 1A1, 6.50%, 12/25/42	671,721
623,665	Series 2005-W1, Class 1A2, 6.50%, 10/25/44	628,280
	Government National Mortgage Association,
349,373	Series 1998-22, Class PD, 6.50%, 09/20/28	355,250
111,996	Series 1999-17, Class L, 6.00%, 05/20/29	111,738
291,379	Series 2001-6, Class PM, 6.50%, 06/16/30	292,093
2,500,000	Series 2001-10, Class PE, 6.50%, 03/16/31 (m)	2,556,445
1,000,000	Series 2001-64, Class PB, 6.50%, 12/20/31	1,023,730
6,672,842	Series 2003-59, Class XA, IO, VAR, 0.82%, 06/16/34	578,179
2,759,774	Series 2003-75, Class BE, 6.00%, 04/16/28	2,769,947
1,587,901	Series 2004-62, Class VA, 5.50%, 07/20/15	1,578,915
	Total Collateralized Mortgage Obligations (Cost $74,325,298)	72,796,917

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — 12.2%
	Federal Home Loan Mortgage Corp., Conventional Pools,
28,154	9.00%, 12/01/09	29,037
208,169	ARM, 7.13%, 01/01/27	210,452
53,607	ARM, 7.20%, 04/01/30	54,567
	Federal Home Loan Mortgage Corp., Gold Pools,
367,797	5.00%, 12/01/13 – 04/01/14	359,018
117,585	5.50%, 03/01/14	116,770
34,441	6.00%, 04/01/14	34,743
242,099	6.00%, 04/01/26 – 02/01/32	241,434
82,943	6.50%, 06/01/14 – 09/01/14	84,841
1,516,200	6.50%, 11/01/25 – 04/01/32	1,545,710
27,619	7.00%, 02/01/11	28,217
35,206	7.50%, 09/01/10	35,592
1,710	8.50%, 12/01/09	1,765
17,469	8.50%, 07/01/28	18,707
	Federal National Mortgage Association, Various Pools,
1,769,104	5.00%, 11/01/13 – 11/01/23	1,702,753
2,111,778	5.00%, 11/01/33	1,989,221
834,706	5.50%, 11/01/16	825,610
5,974,880	5.50%, 05/01/33 – 01/01/34	5,789,013
177,127	6.00%, 04/01/13 – 08/01/14	178,562
1,746,994	6.00%, 03/01/22 – 09/01/28	1,750,796
78,800	6.50%, 11/01/11 – 05/01/13	80,603
476,809	6.50%, 09/01/25 – 04/01/32	486,004
97,415	7.50%, 02/01/13	100,602
54,070	7.50%, 03/01/30 – 08/01/30	56,474
366,974	8.00%, 11/01/12 – 01/01/16	379,192
	Government National Mortgage Association I Pools,
28,004	6.50%, 03/15/28 – 09/15/28	28,608
70,995	7.00%, 12/15/25 – 06/15/28	74,023
29,878	7.50%, 05/15/23 – 09/15/25	31,273
50,401	8.00%, 11/20/26 – 10/15/27	53,455
16,469	9.00%, 11/15/24	17,699
	Government National Mortgage Association II Pools,
9,334	7.50%, 12/20/26	9,746
155,813	8.00%, 11/20/26	164,648
2,536,587	ARM, 4.50%, 07/20/34 – 09/20/34	2,518,706
13,042	ARM, 5.75%, 07/20/27	13,168
	Total Mortgage Pass-Through Securities (Cost $19,506,206)	19,011,009
	U.S. Government Agency Securities — 13.6%
	Federal Farm Credit Bank,
1,500,000	6.75%, 07/07/09	1,544,448
	Federal Home Loan Bank System,
1,000,000	5.90%, 03/26/09 (c)	1,011,264
	Federal National Mortgage Association,
3,000,000	Zero Coupon, 10/09/19	1,501,602
630,000	Zero Coupon, 03/23/28	199,914
	Federal National Mortgage Association Interest STRIPS,
6,000,000	Zero Coupon, 09/23/20	2,862,768
	Financing Corp. Fico,
2,000,000	Zero Coupon, 11/02/18	1,085,126
8,000,000	Zero Coupon, 12/06/18	4,316,664
	Resolution Funding Corp.,
1,000,000	Zero Coupon, 10/15/17	581,393
2,000,000	Zero Coupon, 01/15/20	1,020,636
4,000,000	Zero Coupon, 07/15/20	1,982,444
	Tennessee Valley Authority,
2,000,000	6.00%, 03/15/13	2,065,878
5,000,000	Zero Coupon, 07/15/16	3,088,840
	Total U.S. Government Agency Securities (Cost $19,866,750)	21,260,977
	U.S. Treasury Obligations — 25.7%
	U.S. Treasury Bonds,
650,000	6.13%, 11/15/27 (c)	724,445
2,700,000	7.25%, 05/15/16 (c)	3,120,398
1,250,000	8.13%, 08/15/19 (c)	1,580,664
2,000,000	9.13%, 05/15/18 (c)	2,661,562
2,800,000	10.38%, 11/15/12 (c)	2,853,374
	U.S. Treasury Inflation Indexed Bonds,
593,765	3.50%, 01/15/11 (c)	610,882
5,117,360	3.63%, 01/15/08 (c)	5,120,558
	U.S. Treasury Notes,
2,250,000	4.25%, 08/15/13 (c)	2,172,481
2,500,000	4.50%, 09/30/11 (c)	2,458,985
200,000	6.00%, 08/15/09 (c)	204,328
	U.S. Treasury Bonds Coupon STRIPS,
4,000,000	11/15/09 (c)	3,571,888
2,500,000	08/15/14 (c)	1,756,470
2,000,000	11/15/14 (c)	1,386,870
1,750,000	02/15/15 (c)	1,194,088
500,000	05/15/15	336,916
750,000	08/15/15 (c)	499,075
3,000,000	11/15/15 (c)	1,968,204
400,000	05/15/16 (c)	255,902

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Government Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligations — Continued
15,000,000	05/15/20 (c)	7,660,710
	Total U.S. Treasury Obligations (Cost $39,939,361)	40,137,800
	Total Long-Term Investments (Cost $153,637,615)	153,206,703

SHARES
Short-Term Investment — 1.5%
Investment Company — 1.5%
2,300,995	JPMorgan U.S. Government Money Market Fund, Institutional Shares (b) (Cost $2,300,995)	2,300,995

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 24.5%
	Repurchase Agreements — 24.5%
8,000,000	ABN AMRO Bank N.V., New York, 5.34%, dated 06/29/07, due 07/02/07, repurchase price $8,003,560, collateralized by U.S. Government Agency Mortgages	8,000,000
7,788,077	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $7,791,575, collateralized by U.S. Government Agency Mortgages	7,788,077
7,500,000	Bear Stearns Cos., Inc., 5.38%, dated 06/29/07, due 07/02/07, repurchase price $7,503,363, collateralized by U.S. Government Agency Mortgages	7,500,000
7,500,000	Credit Suisse First Boston LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $7,503,369, collateralized by U.S. Government Agency Mortgages	7,500,000
7,500,000	Lehman Brothers, Inc., 5.37%, dated 06/29/07, due 07/02/07, repurchase price $7,503,356, collateralized by U.S. Government Agency Mortgages	7,500,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $38,288,077)	38,288,077
	Total Investments — 124.1% (Cost $194,226,687)	193,795,775
	Liabilities in Excess of Other Assets — (24.1)%	(37,668,210)
	NET ASSETS — 100.0%	$156,127,565

Percentages indicated are based on net assets.

ABBREVIATIONS:

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(m)—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, when issued securities, delayed delivery securities, and reverse repurchase agreements.

ARM—	Adjustable Rate Mortgage

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The rate shown is the rate in effect as of June 30, 2007. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the generally higher than prevailing market underlying pool. The yields on these securities exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO—	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMICS—	Real Estate Mortgage Investment Conduits

STRIPS—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

VAR—	Variable Rate Note. The interest rate shown is the rate in effect at June 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2007 (Unaudited)

Government Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$153,206,703
Investments in affiliates, at value	2,300,995
Repurchase agreements, at value	38,288,077
Total investment securities, at value	193,795,775
Receivables:
Investment securities sold	2,728
Portfolio shares sold	7,416
Interest and dividends	842,648
Total Assets	194,648,567

LIABILITIES:
Payables:
Collateral for securities lending program	38,288,077
Portfolios shares redeemed	101,886
Accrued liabilities:
Investment advisory fees	49,308
Administration fees	13,265
Custodian and accounting fees	9,766
Trustees’ and Chief Compliance Officer’s fees	199
Other	58,501
Total Liabilities	38,521,002
Net Assets	$156,127,565

NET ASSETS:
Paid in capital	$152,808,811
Accumulated undistributed (distributions in excess of) net investment income	4,076,280
Accumulated net realized gains (losses)	(326,614)
Net unrealized appreciation (depreciation)	(430,912)
Total Net Assets	$156,127,565

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	14,611,566
Net asset value, offering and redemption price per share	$10.69

Cost of investments	$194,226,687
Market value of securities on loan	37,848,262

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   7

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 (Unaudited)

Government Bond Portfolio
INVESTMENT INCOME:
Dividend income from affiliates (a)	$58,435
Interest income	4,496,090
Income from securities lending (net)	12,123
Total investment income	4,566,648

EXPENSES:
Investment advisory fees	322,895
Administration fees	80,882
Custodian and accounting fees	23,860
Interest expense	195
Professional fees	25,733
Trustees’ and Chief Compliance Officer’s fees	1,180
Printing and mailing costs	31,939
Transfer agent fees	4,535
Other	9,639
Total expenses	500,858
Less amounts waived	(16,305)
Less earnings credits	(16)
Net expenses	484,537
Net investment income (loss)	4,082,111

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	8,716
Change in net unrealized appreciation (depreciation) of investments	(2,800,609)
Net realized/unrealized gains (losses)	(2,791,893)
Change in net assets resulting from operations	$1,290,218

(a)	Includes reimbursements of investment advisory, administration, and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Government Bond Portfolio
	Six Months Ended 6/30/2007 (Unaudited)	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,082,111	$8,699,203
Net realized gain (loss)	8,716	(204,711)
Change in net unrealized appreciation (depreciation)	(2,800,609)	(2,576,988)
Change in net assets resulting from operations	1,290,218	5,917,504

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,687,295)	(9,635,666)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	5,772,176	10,413,453
Dividends reinvested	8,687,295	9,635,666
Cost of shares redeemed	(18,505,978)	(44,573,739)
Change in net assets from capital transactions	(4,046,507)	(24,524,620)

NET ASSETS:
Change in net assets	(11,443,584)	(28,242,782)
Beginning of period	167,571,149	195,813,931
End of period	$156,127,565	$167,571,149
Accumulated undistributed (distributions in excess of) net investment income	$4,076,280	$8,681,464

SHARE TRANSACTIONS:
Issued	522,263	944,256
Reinvested	805,871	900,529
Redeemed	(1,675,400)	(4,055,922)
Change in shares	(347,266)	(2,211,137)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value end of period
Government Bond Portfolio
Six Months Ended June 30, 2007 (Unaudited)	$11.20	$0.30	$(0.21)	$0.09	$(0.60)	$10.69
Year Ended December 31, 2006	11.40	0.60	(0.22)	0.38	(0.58)	11.20
Year Ended December 31, 2005	11.63	0.58	(0.25)	0.33	(0.56)	11.40
Year Ended December 31, 2004	11.67	0.54	(0.01)	0.53	(0.57)	11.63
Year Ended December 31, 2003	11.92	0.56	(0.26)	0.30	(0.55)	11.67
Year Ended December 31, 2002	10.62	0.55	0.75	1.30	— (d)	11.92

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Amount rounds to less than $0.01.

(e)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
0.79%	$156,128	0.60%	5.06%	0.62%	—%(e)
3.56	167,571	0.63	4.82	0.65	3
3.08	195,814	0.65	4.70	0.65	10
4.64	213,326	0.62	4.65	0.63	14
2.54	211,642	0.62	4.76	0.63	23
12.26	208,305	0.63	5.33	0.63	16

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   11

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Class Offered
Government Bond Portfolio	Class 1

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C. Securities Lending — To generate additional income, the Portfolio may lend up to 33 1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the six months ended June 30, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of non-U.S. securities, respectively.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2007, the Portfolio had securities with the following market values on loan, received the following collateral and for the six months then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$5,981	$38,288,077	$37,848,262

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

E. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

G. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the interpretation did not have an impact to the Portfolio’s financial statements upon adoption. Management continually reviews the Portfolio’s tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, on going analyses of tax laws, regulations and interpretations, thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.40%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2007, was $2,109.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.60% of the Portfolio’s average daily net assets.

The contractual expense limitation agreements were in effect for the six months ended June 30, 2007. The expense limitation percentage above is in place until at least April 30, 2008.

For the six months ended June 30, 2007, the Advisor contractually waived fees for the Portfolio in the amount of $16,305. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the six months ended June 30, 2007, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$169,619	$7,542,483	$147,450	$1,280,375

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$194,226,687	$3,020,759	$3,451,671	$(430,912)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no borrowings outstanding at June 30, 2007, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   15

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	140	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	140	None.
John F. Finn (1947); Trustee of Trust since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	140	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	140
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	140	None.
Peter C. Marshall (1942); Trustee of Trust since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	140	None.
Marilyn McCoy (1948); Trustee of Trust since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	140	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	140	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).
Robert A. Oden, Jr. (1946); Trustee of Trust since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	140	Director, American University in Cairo.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	140	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	140	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	140	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	140
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (140 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   17

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2007, and continued to hold your shares at the end of the reporting period, June 30, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,007.90	$2.99	0.60%
Hypothetical	1,000.00	1,021.82	3.01	0.60

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   19

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. June 2007.	SAN-JPMITGBP-607

SEMI-ANNUAL REPORT
 SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Trustees	18
Officers	20
Schedule of Shareholder Expenses	21

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 6, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio for the six months ended June 30, 2007. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing- related employment and consumer spending.”

Stocks roll over roadblocks

No challenge seemed too great for the U.S. stock market during the first half of 2007 — not the sharp, but short-lived, China-market-inspired correction of late February; not the anemic first-quarter gross domestic product (GDP) growth rate of 0.7%; not the growing fallout from housing-market weakness; not the increasing default rate tied to the sub-prime mortgage debacle; and not the Federal Reserve’s (Fed) persistent inflation warnings.

Despite these obstacles, stocks soared, posting healthy six-month gains. Investors generally pointed to abundant liquidity and robust merger-and-acquisition activity, including private equity deals, as drivers of stock market gains. In addition, optimism regarding continued, albeit slow, economic growth, higher-than-expected corporate earnings growth and modest core inflation data provided support.

Mid caps lead the pack

U.S. returns were greatest among mid-cap stocks, with the Russell Midcap Index returning 9.90% for the period. Large-cap stocks followed, with a return of 7.18%, as measured by the Russell 1000 Index, while the small-cap Russell 2000 Index returned 6.45%. In terms of style, growth stocks outpaced their value counterparts across the board, with the difference most pronounced among small-cap stocks. The Russell 2000 Growth Index returned 9.33%, compared to 3.80% for the Russell 2000 Value Index. U.S. stocks, as measured by the S&P 500 Index, returned 6.96%.

Volatility resurfaces

A bout of volatility late in the period stifled the equity market’s advance in the first half of 2007. Rising bond yields and anxiety regarding credit quality helped push stock market returns into negative territory in June.

In early June, the re-rating of U.S. growth prospects caused Treasury yields to move sharply higher. Furthermore, the Fed retained its tightening bias but left the fed funds target unchanged. The market changed its expectations for future Fed policy. Whereas market participants previously had expected the Fed to cut rates during the second half of 2007, it ended the period convinced that the Fed would remain on hold for the rest of the year.

Economy poised to rebound but remain sub-par

Second-quarter data indicates that the U.S. economy should improve from its feeble first-quarter growth rate. In particular, increased business spending and inventory rebuilding may push GDP growth to 3%–4% for the second quarter.

Despite this expected growth rebound, overall economic growth should remain at a below-trend pace of approximately 2.1% for 2007 as a whole. Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing-related employment and consumer spending. Although this may lead to some periods of unease ahead, we would view such spillovers as positive from a long-term perspective, because they would provide a conclusive arrest of the inflation threat and could lead to a decisive shift in the Fed’s monetary policy bias.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	March 30, 1995
Fiscal Year End	December 31
Net Assets as of 6/30/2007	$87,021,854
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, which seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations, returned 10.37%* (Class 1 Shares) over the six months ended June 30, 2007, compared to the 9.90% return for the Russell Midcap Index over the same period.**

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio outperformed its benchmark for the period as both the value and momentum factors employed by the behavioral finance process had a positive impact on performance.

The Portfolio’s relative return was positively impacted by the energy and materials sectors. Performance in the energy sector was aided by strong stock selection in addition to a rally of crude oil prices, which rose as a result of the potential ramifications of geopolitical tension in Nigeria, coupled with low gasoline supplies heading into summer. Within the materials sector, performance was helped by metals companies that posted better-than-expected quarterly earnings driven by robust demand.

Despite the Portfolio’s relative return, performance was hindered by the information technology and financials sectors. Performance in the information technology sector was hurt by the technology hardware and equipment industry. Computer printer makers detracted from performance after announcing weaker-than-expected earnings outlooks for the year, citing disappointing revenue from inkjet printers and cartridges. Printer makers typically sell printers at a loss in the hope of reaping profits from cartridge sales. Within financials, results were hindered by the shakeout in the sub-prime mortgage business. Stagnant home prices combined with rising delinquencies on sub-prime mortgages have sparked concerns throughout the credit markets.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The investment philosophy of the Intrepid Mid Cap strategy is based on concepts developed by behavioral finance theory. Behavioral finance is the study of investor psychology and what drives investors’ actions in the marketplace. The Intrepid Mid Cap strategy seeks to capitalize on persistent market inefficiencies driven by irrational investor behavior in order to maximize long-term capital growth. As with any diversified portfolio, stocks held are exposed to potential upside and downside risks of market news and security-specific information.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Cigna Corp.	1.0%
2.	Cummins, Inc.	0.9
3.	Xerox Corp.	0.9
4.	Precision Castparts Corp.	0.9
5.	Eaton Corp.	0.9
6.	National Oilwell Varco, Inc.	0.9
7.	Edison International	0.9
8.	XL Capital Ltd., Class A (Bermuda)	0.8
9.	NVIDIA Corp.	0.8
10.	MEMC Electronic Materials, Inc.	0.8

PORTFOLIO COMPOSITION***

Financials	18.1%
Consumer Discretionary	16.6
Information Technology	13.7
Industrials	12.5
Energy	9.1
Health Care	8.2
Utilities	7.5
Materials	5.7
Consumer Staples	5.3
Telecommunication Services	2.7
Short-Term Investment	0.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee that it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	18.46%	13.83%	10.37%
CLASS 2 SHARES	8/16/06	18.23	13.78	10.35

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, Russell Midcap Index and the Lipper Variable Underlying Funds Mid-Cap Core Funds Index from June 30, 1997 to June 30, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell Midcap Index is an unmanaged index, which measures the performance of 800 smallest companies of the Russell 1000 Index. The Lipper Variable Underlying Funds Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.4%
	Common Stocks — 99.4%
	Aerospace & Defense — 0.9%
6,430	Precision Castparts Corp.	780,345
	Airlines — 1.5%
21,820	AMR Corp. (a)	574,957
9,860	Continental Airlines, Inc., Class B (a)	333,958
9,750	UAL Corp. (a)	395,753
		1,304,668
	Auto Components — 0.8%
4,000	Johnson Controls, Inc.	463,080
7,500	TRW Automotive Holdings Corp. (a)	276,225
		739,305
	Beverages — 0.5%
4,450	Molson Coors Brewing Co., Class B	411,447
	Building Products — 0.7%
9,850	American Standard Cos., Inc.	580,953
	Capital Markets — 2.5%
6,430	A.G. Edwards, Inc.	543,657
12,500	American Capital Strategies Ltd. (c)	531,500
11,350	Ameriprise Financial, Inc.	721,519
2,820	Bear Stearns Cos., Inc. (The)	394,800
		2,191,476
	Chemicals — 1.7%
8,210	Albemarle Corp.	316,331
14,570	Celanese Corp., Class A	565,025
15,350	Lyondell Chemical Co.	569,792
		1,451,148
	Commercial Banks — 3.0%
10,310	Comerica, Inc.	613,136
19,250	Keycorp	660,852
5,910	PNC Financial Services Group, Inc.	423,038
11,260	Regions Financial Corp.	372,706
18,200	Synovus Financial Corp.	558,740
		2,628,472
	Commercial Services & Supplies — 1.8%
7,010	Herman Miller, Inc. (c)	221,516
7,420	Manpower, Inc.	684,421
15,680	R.R. Donnelley & Sons Co.	682,237
		1,588,174
	Communications Equipment — 0.3%
7,240	Polycom, Inc. (a)	243,264
	Computers & Peripherals — 1.0%
28,610	Brocade Communications Systems, Inc. (a)	223,730
12,010	NCR Corp. (a)	631,006
		854,736
	Construction & Engineering — 0.6%
5,000	Foster Wheeler Ltd. (a)	534,950
	Consumer Finance — 0.5%
10,910	First Marblehead Corp. (The) (c)	421,562
	Diversified Consumer Services — 1.8%
7,600	DeVry, Inc.	258,552
4,800	ITT Educational Services, Inc. (a)	563,424
31,810	Service Corporation International	406,532
6,960	Sotheby’s (c)	320,299
		1,548,807
	Diversified Financial Services — 0.7%
11,840	CIT Group, Inc.	649,187
	Diversified Telecommunication Services — 2.7%
11,990	AT&T, Inc.	497,585
11,955	CenturyTel, Inc.	586,393
9,770	Embarq Corp.	619,125
64,060	Qwest Communications International, Inc. (a)	621,382
		2,324,485
	Electric Utilities — 2.2%
10,150	American Electric Power Co., Inc.	457,156
13,550	Edison International	760,426
5,290	FirstEnergy Corp.	342,421
6,870	FPL Group, Inc.	389,804
		1,949,807
	Electrical Equipment — 1.6%
5,160	Acuity Brands, Inc.	311,045
4,500	Belden CDT, Inc.	249,075
8,890	Cooper Industries Ltd., Class A	507,530
4,740	General Cable Corp. (a) (c)	359,055
		1,426,705
	Electronic Equipment & Instruments — 1.9%
13,350	Arrow Electronics, Inc. (a)	513,040
14,480	Avnet, Inc. (a)	573,987
2,780	Mettler-Toledo International, Inc. (Switzerland) (a)	265,518
18,750	Vishay Intertechnology, Inc. (a)	296,625
		1,649,170
	Energy Equipment & Services — 3.7%
8,020	Cameron International Corp. (a)	573,189

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — Continued
7,080	ENSCO International, Inc.	431,951
14,400	Global Industries Ltd. (a)	386,208
10,350	Grant Prideco, Inc. (a)	557,140
7,380	National Oilwell Varco, Inc. (a)	769,291
6,520	Tidewater, Inc.	462,138
		3,179,917
	Food & Staples Retailing — 0.7%
16,310	Kroger Co. (The)	458,800
4,850	Safeway, Inc.	165,046
		623,846
	Food Products — 0.8%
7,950	Corn Products International, Inc.	361,327
5,750	JM Smucker Co. (The)	366,045
		727,372
	Gas Utilities — 1.3%
7,510	AGL Resources, Inc.	304,005
8,995	Energen Corp.	494,185
11,080	UGI Corp.	302,262
		1,100,452
	Health Care Providers & Services — 5.4%
9,010	Aetna, Inc.	445,094
12,810	AmerisourceBergen Corp.	633,711
16,000	Cigna Corp.	835,520
10,411	Coventry Health Care, Inc. (a)	600,194
10,825	Humana, Inc. (a)	659,351
8,280	Laboratory Corp. of America Holdings (a)	647,993
7,910	McKesson Corp.	471,752
4,820	WellCare Health Plans, Inc. (a)	436,258
		4,729,873
	Hotels, Restaurants & Leisure — 1.6%
17,755	Brinker International, Inc.	519,689
12,670	Darden Restaurants, Inc.	557,353
3,950	Jack in the Box, Inc. (a)	280,213
		1,357,255
	Household Durables — 2.6%
7,550	Jarden Corp. (a)	324,726
19,450	Newell Rubbermaid, Inc.	572,413
450	NVR, Inc. (a)	305,888
6,410	Snap-On, Inc.	323,769
8,700	Stanley Works (The)	528,090
9,350	Tempur-Pedic International, Inc. (c)	242,165
		2,297,051
	Household Products — 0.7%
6,025	Energizer Holdings, Inc. (a)	600,090
	Independent Power Producers & Energy Traders — 1.5%
14,680	Mirant Corp. (a)	626,102
15,930	NRG Energy, Inc. (a)	662,210
		1,288,312
	Insurance — 5.0%
14,740	American Financial Group, Inc.	503,371
7,300	Arch Capital Group Ltd. (Bermuda) (a)	529,542
9,250	CNA Financial Corp.	441,133
8,600	Loews Corp.	438,428
1,100	Markel Corp. (a)	533,016
9,200	Nationwide Financial Services, Inc.	581,624
6,100	Odyssey Re Holdings Corp.	261,629
7,370	Philadelphia Consolidated Holding Co. (a)	308,066
8,750	XL Capital Ltd., Class A (Bermuda)	737,537
		4,334,346
	IT Services — 2.8%
10,550	Accenture Ltd., Class A (Bermuda)	452,489
7,160	Alliance Data Systems Corp. (a)	553,325
13,350	Convergys Corp. (a)	323,604
25,540	Electronic Data Systems Corp.	708,224
14,750	Total System Services, Inc. (c)	435,273
		2,472,915
	Leisure Equipment & Products — 1.3%
18,850	Hasbro, Inc.	592,079
22,090	Mattel, Inc.	558,656
		1,150,735
	Life Sciences Tools & Services — 0.7%
12,240	Thermo Fisher Scientific, Inc. (a)	633,053
	Machinery — 4.7%
8,048	Cummins, Inc.	814,538
8,390	Eaton Corp.	780,270
8,090	Manitowoc Co., Inc. (The)	650,274
4,930	PACCAR, Inc.	429,107
7,230	Parker Hannifin Corp.	707,890
8,420	Terex Corp. (a)	684,546
		4,066,625
	Media — 2.7%
11,920	Gannett Co., Inc.	655,004
8,920	Marvel Entertainment, Inc. (a) (c)	227,282
6,180	McGraw-Hill Cos., Inc. (The)	420,734
5,180	Meredith Corp.	319,088

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — Continued
8,300	Omnicom Group, Inc.	439,236
13,350	Regal Entertainment Group, Class A	292,765
		2,354,109
	Metals & Mining — 4.1%
4,510	Allegheny Technologies, Inc.	473,009
2,750	Carpenter Technology Corp.	358,352
13,540	Commercial Metals Co.	457,246
2,257	Freeport-McMoRan Copper & Gold, Inc., Class B	186,925
6,860	Nucor Corp.	402,339
5,600	Southern Copper Corp. (c)	527,856
11,120	Steel Dynamics, Inc.	466,039
6,080	United States Steel Corp.	661,200
		3,532,966
	Multi-Utilities — 2.6%
8,400	Alliant Energy Corp.	326,340
29,980	CenterPoint Energy, Inc.	521,652
17,700	MDU Resources Group, Inc.	496,308
1,850	Public Service Enterprise Group, Inc.	162,393
12,115	Sempra Energy	717,571
		2,224,264
	Multiline Retail — 2.5%
11,530	Big Lots, Inc. (a) (c)	339,213
12,550	Dollar Tree Stores, Inc. (a)	546,552
9,640	J.C. Penney Co., Inc.	697,743
11,280	Nordstrom, Inc.	576,634
		2,160,142
	Office Electronics — 0.9%
43,520	Xerox Corp. (a)	804,250
	Oil, Gas & Consumable Fuels — 5.4%
12,140	Frontier Oil Corp.	531,368
6,750	Frontline Ltd. (Bermuda) (c)	309,488
5,650	Holly Corp.	419,173
6,730	Marathon Oil Corp.	403,531
10,270	Noble Energy, Inc.	640,745
4,790	Overseas Shipholding Group, Inc.	389,906
7,650	Sunoco, Inc.	609,552
9,560	Tesoro Corp.	546,354
5,766	Valero Energy Corp.	425,877
7,250	Western Refining, Inc.	419,050
		4,695,044
	Personal Products — 0.6%
7,050	Alberto-Culver Co.	167,226
7,550	NBTY, Inc. (a)	326,160
		493,386
	Pharmaceuticals — 2.1%
14,830	Forest Laboratories, Inc. (a)	676,990
30,160	King Pharmaceuticals, Inc. (a)	617,074
28,350	Mylan Laboratories, Inc.	515,687
		1,809,751
	Real Estate Investment Trusts (REITs) — 4.4%
32,450	Annaly Capital Management, Inc.	467,929
6,070	Boston Properties, Inc.	619,929
10,800	General Growth Properties, Inc.	571,860
11,660	Hospitality Properties Trust	483,773
11,700	iStar Financial, Inc.	518,661
8,430	Nationwide Health Properties, Inc. (c)	229,296
11,580	ProLogis	658,902
12,080	Thornburg Mortgage, Inc. (c)	316,255
		3,866,605
	Real Estate Management & Development — 1.4%
16,225	CB Richard Ellis Group, Inc., Class A (a)	592,212
5,390	Jones Lang LaSalle, Inc.	611,765
		1,203,977
	Road & Rail — 0.7%
3,000	Union Pacific Corp.	345,450
7,250	YRC Worldwide, Inc. (a)	266,800
		612,250
	Semiconductors & Semiconductor Equipment — 4.0%
18,350	Amkor Technology, Inc. (a)	289,013
7,800	KLA-Tencor Corp.	428,610
12,115	Lam Research Corp. (a)	622,711
11,815	MEMC Electronic Materials, Inc. (a)	722,133
17,850	NVIDIA Corp. (a)	737,383
26,650	ON Semiconductor Corp. (a)	285,688
9,620	Varian Semiconductor Equipment Associates, Inc. (a) (c)	385,377
		3,470,915
	Software — 2.7%
17,880	BMC Software, Inc. (a)	541,764
28,025	Cadence Design Systems, Inc. (a)	615,429
31,800	Compuware Corp. (a)	377,148
17,550	McAfee, Inc. (a)	617,760
10,000	Sybase, Inc. (a)	238,900
		2,391,001

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Specialty Retail — 2.9%
5,750	Aeropostale, Inc. (a)	239,660
19,857	American Eagle Outfitters, Inc.	509,531
4,570	AutoZone, Inc. (a)	624,353
16,800	RadioShack Corp.	556,752
8,820	Sherwin-Williams Co. (The)	586,265
		2,516,561
	Textiles, Apparel & Luxury Goods — 0.4%
5,160	Phillips-Van Heusen Corp.	312,541
	Thrifts & Mortgage Finance — 0.5%
10,610	PMI Group, Inc. (The)	473,949
	Tobacco — 2.0%
8,780	Loews Corp. – Carolina Group	678,431
7,160	Reynolds American, Inc.	466,832
11,030	UST, Inc.	592,421
		1,737,684
	Total Long-Term Investments (Cost $72,828,159)	86,499,898
Short-Term Investment — 0.7%
	Investment Company — 0.7%
549,962	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $549,962)	549,962

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 4.5%
	Certificate of Deposit — 0.4%
400,000	Deutsche Bank, New York, FRN, 5.47%, 01/22/08	400,000
	Corporate Notes — 1.4%
400,000	American Express Credit Corp., FRN, 5.33%, 01/15/08	400,000
500,000	CDC Financial Production, Inc., FRN, 5.43%, 07/27/07	500,000
300,000	Citigroup Global Markets, Inc. , FRN, 5.45%, 07/06/07	300,000
		1,200,000
	Repurchase Agreements — 2.7%
531,882	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $532,121, collateralized by U.S. Government Agency Mortgages	531,882
600,000	Bear Stearns Cos., Inc., 5.38%, dated 06/29/07, due 07/02/07, repurchase price $600,269, collateralized by U.S. Government Agency Mortgages	600,000
600,000	Credit Suisse First Boston LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $600,270, collateralized by U.S. Government Agency Mortgages	600,000
600,000	Lehman Brothers, Inc., 5.37%, dated 06/29/07, due 07/02/07, repurchase price $600,269, collateralized by U.S. Government Agency Mortgages	600,000
		2,331,882
	Total Investments of Cash Collateral for Securities on Loan (Cost $3,931,882)	3,931,882
	Total Investments — 104.6% (Cost $77,310,003)	90,981,742
	Liabilities in Excess of Other Assets — (4.6)%	(3,959,888)
	NET ASSETS — 100.0%	$87,021,854

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.
(c)	—	Security, or a portion of this security, has been delivered to a counterparty as part of a security lending transaction.
(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, when-issued securities, delayed delivery securities, and revere repurchase agreements.
FRN	—	Floating Rate Note. The rate shown is in effect as of June 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   7

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2007 (Unaudited)

Intrepid Mid Cap Portfolio
ASSETS:
Investments in non-affiliates, at value	$90,431,780
Investments in affiliates, at value	549,962
Total investment securities, at value	90,981,742
Cash	5,981
Receivables:
Portfolio shares sold	28,515
Interest and dividends	86,804
Total Assets	91,103,042

LIABILITIES:
Payables:
Collateral for securities lending program	3,931,882
Portfolio shares redeemed	48,536
Accrued liabilities:
Investment advisory fees	44,580
Administration fees	7,305
Distribution fees	355
Custodian and accounting fees	9,174
Trustees’ and Chief Compliance Officer’s fees	4
Other	39,352
Total Liabilities	4,081,188
Net Assets	$87,021,854

NET ASSETS:
Paid in capital	$68,530,216
Accumulated undistributed (distributions in excess of) net investment income	205,375
Accumulated net realized gains (losses)	4,614,524
Net unrealized appreciation (depreciation)	13,671,739
Total Net Assets	$87,021,854

Net Assets:
Class 1	$87,003,750
Class 2	18,104
Total	$87,021,854

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	4,550,963
Class 2	948
Net asset value, offering and redemption price per share:
Class 1	$19.12
Class 2	19.10

Cost of investments	$77,310,003
Market value of securities on loan	3,856,557

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2007 (Unaudited)

Intrepid Mid Cap Portfolio
INVESTMENT INCOME:
Dividend income	$535,301
Dividend income from affiliates (a)	36,307
Income from securities lending (net)	15,882
Total investment income	587,490

EXPENSES:
Investment advisory fees	274,796
Administration fees	42,354
Distribution fees — Class 2	22
Custodian and accounting fees	21,948
Interest expense	489
Professional fees	23,423
Trustees’ and Chief Compliance Officer’s fees	785
Printing and mailing costs	31,284
Transfer agent fees	3,805
Other	5,260
Total expenses	404,166
Less amounts waived	(23,025)
Less earnings credits	(144)
Net expenses	380,997
Net investment income (loss)	206,493

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	4,624,873
Change in net unrealized appreciation (depreciation) of investments	3,444,672
Net realized/unrealized gains (losses)	8,069,545
Change in net assets resulting from operations	$8,276,038

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Intrepid Mid Cap Portfolio
	Six Months Ended 6/30/2007 (Unaudited)	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$206,493	$518,025
Net realized gain (loss)	4,624,873	6,577,322
Change in net unrealized appreciation (depreciation)	3,444,672	2,245,808
Change in net assets resulting from operations	8,276,038	9,341,155

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(516,327)	(260,173)
From net realized gains	(6,544,494)	(11,481,092)
	(7,060,821)	(11,741,265)
Class 2
From net investment income	(91)	—
From net realized gains	(1,337)	—
Total distributions to shareholders	(1,428)	—

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	8,057,591	17,191,543

NET ASSETS:
Change in net assets	9,271,380	14,791,433
Beginning of period	77,750,474	62,959,041
End of period	$87,021,854	$77,750,474
Accumulated undistributed (distributions in excess of) net investment income	$205,375	$515,300

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$8,420,397	$19,428,458
Dividends reinvested	7,060,821	11,741,265
Cost of shares redeemed	(7,425,049)	(13,993,255)
Change in net assets from Class 1 capital transactions	$8,056,169	$17,176,468
Class 2 (a)
Proceeds from shares issued	$—	$15,075
Dividends reinvested	1,422	—
Change in net assets from Class 2 capital transactions	$1,422	$15,075

SHARE TRANSACTIONS:
Class 1
Issued	435,420	1,066,988
Reinvested	387,318	652,655
Redeemed	(383,741)	(752,911)
Change in Class 1 Shares	438,997	966,732
Class 2 (a)
Proceeds from shares issued	—	870
Reinvested	78	—
Change in Class 2 Shares	78	870

(a)	Commencement of offering of class of shares effective August 16, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Class 1
Six Months Ended June 30, 2007 (Unaudited)	$18.90	$0.04	$1.84	$1.88	$(0.12)	$(1.54)	$(1.66)
Year Ended December 31, 2006	20.02	0.13	2.50	2.63	(0.08)	(3.67)	(3.75)
Year Ended December 31, 2005	17.70	0.08	2.85	2.93	(0.02)	(0.59)	(0.61)
Year Ended December 31, 2004	15.50	0.02	2.21	2.23	(0.03)	—	(0.03)
Year Ended December 31, 2003	11.91	0.03	3.59	3.62	(0.03)	—	(0.03)
Year Ended December 31, 2002	14.49	0.03	(2.61)	(2.58)	—	—	—

Class 2
Six Months Ended June 30, 2007 (Unaudited)	18.89	0.03	1.82	1.85	(0.10)	(1.54)	(1.64)
August 16, 2006 (d) to December 31, 2006	17.33	0.05	1.51	1.56	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 19.12	10.37%	$87,004	0.90%	0.49%	0.96%	54%
18.90	14.12	77,734	0.92	0.75	1.02	136
20.02	17.10	62,959	0.95	0.43	0.98	151
17.70	14.42	60,397	0.93	0.14	0.94	98
15.50	30.44	59,207	0.94	0.24	0.98	79
11.91	(17.81)	43,303	0.95	0.20	1.00	29

19.10	10.22	18	1.15	0.24	1.21	54
18.89	9.00	16	1.14	0.80	1.25	136

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Classes Offered
Intrepid Mid Cap Portfolio	Class 1 and Class 2

Class 2 Shares of the Portfolio commenced operations on August 16, 2006.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C. Securities Lending — To generate additional income, the Portfolio may lend up to 33 1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities,

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the six months ended June 30, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2007, the Portfolio had securities with the following market values on loan, received the following collateral and for the six months then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$1,711	$3,931,882	$3,856,557

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

G. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (Unaudited) (continued)

expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the interpretation did not have an impact to the Portfolio’s financial statements upon adoption. Management continually reviews the Portfolio’s tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, on going analyses of tax laws, regulations and interpretations, thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2007, was $1,229.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreements were in effect for the six months ended June 30, 2007. The expense limitation percentages above are in place until at least April 30, 2008.

For the six months ended June 30, 2007, the Advisor contractually waived fees for the Portfolio in the amount of $23,025. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the six months ended June 30, 2007, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$47,303,107	$45,348,758

During the six months ended June 30, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$77,310,003	$15,002,522	$1,330,783	$13,671,739

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no borrowings outstanding at June 30, 2007, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnification

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   17

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	140	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	140	None.
John F. Finn (1947); Trustee of Trust since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	140	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	140
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	140	None.
Peter C. Marshall (1942); Trustee of Trust since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	140	None.
Marilyn McCoy (1948); Trustee of Trust since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	140	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	140	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).
Robert A. Oden, Jr. (1946); Trustee of Trust since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	140	Director, American University in Cairo.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	140	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	140	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	140	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	140
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (140 funds).
*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   19

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.
**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2007, and continued to hold your shares at the end of the reporting period, June 30, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,103.70	$4.69	0.90%
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class 2
Actual	1,000.00	1,102.20	5.99	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   21

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THIS PAGE IS INTENTIONALLY LEFT BLANK

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. June 2007.	SAN-JPMITIMCP-607

SEMI-ANNUAL REPORT
 SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Intrepid Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Trustees	18
Officers	20
Schedule of Shareholder Expenses	21

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 6, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Insurance Trust Intrepid Growth Portfolio for the six months ended June 30, 2007. Inside you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing-related employment and consumer spending.”

Stocks roll over roadblocks

No challenge seemed too great for the U.S. stock market during the first half of 2007 — not the sharp, but short-lived, China-market-inspired correction of late February; not the anemic first-quarter gross domestic product (GDP) growth rate of 0.7%; not the growing fallout from housing-market weakness; not the increasing default rate tied to the sub-prime mortgage debacle; and not the Federal Reserve’s (Fed) persistent inflation warnings.

Despite these obstacles, stocks soared, posting healthy six-month gains. Investors generally pointed to abundant liquidity and robust merger-and-acquisition activity, including private equity deals, as drivers of stock market gains. In addition, optimism regarding continued, albeit slow, economic growth, higher-than-expected corporate earnings growth and modest core inflation data provided support.

Mid caps lead the pack

U.S. returns were greatest among mid-cap stocks, with the Russell Midcap Index returning 9.90% for the period. Large-cap stocks followed, with a return of 7.18%, as measured by the Russell 1000 Index, while the small-cap Russell 2000 Index returned 6.45%. In terms of style, growth stocks outpaced their value counterparts across the board, with the difference most pronounced among small-cap stocks. The Russell 2000 Growth Index returned 9.33%, compared to 3.80% for the Russell 2000 Value Index. U.S. stocks, as measured by the S&P 500 Index, returned 6.96%.

Volatility resurfaces

A bout of volatility late in the period stifled the equity market’s advance in the first half of 2007. Rising bond yields and anxiety regarding credit quality helped push stock market returns into negative territory in June.

In early June, the re-rating of U.S. growth prospects caused Treasury yields to move sharply higher. Furthermore, the Fed retained its tightening bias but left the fed funds target unchanged. The market changed its expectations for future Fed policy. Whereas market participants previously had expected the Fed to cut rates during the second half of 2007, it ended the period convinced that the Fed would remain on hold for the rest of the year.

Economy poised to rebound but remain sub-par

Second-quarter data indicates that the U.S. economy should improve from its feeble first-quarter growth rate. In particular, increased business spending and inventory rebuilding may push GDP growth to 3%–4% for the second quarter.

Despite this expected growth rebound, overall economic growth should remain at a below-trend pace of approximately 2.1% for 2007 as a whole. Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing-related employment and consumer spending. Although this may lead to some periods of unease ahead, we would view such spillovers as positive from a long-term perspective, because they would provide a conclusive arrest of the inflation threat and could lead to a decisive shift in the Fed’s monetary policy bias.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Intrepid Growth Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 06/30/2007	$109,603,380
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Intrepid Growth Portfolio, which seeks to provide long-term capital growth, returned 9.23%* (Class 1 Shares) for the six months ended June 30, 2007, compared to the 8.13% return for the Russell 1000 Growth Index over the same period.**

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio outperformed its benchmark for the period as both the momentum and, to a lesser extent, value factors employed by the behavioral finance process had a positive impact on performance.

The period’s relative return was positively affected by the healthcare and energy sectors. In healthcare, pharmaceutical stocks gained ground after European Union regulators approved two drugs created for the treatment of patients infected with hepatitis C and HIV. Performance in the energy sector was aided by strong stock selection in addition to a rally of crude oil prices. Crude oil prices rose as a result of the potential ramifications of geopolitical tension in Nigeria coupled with low gasoline supplies heading into summer.

Despite the Portfolio’s positive return, performance was hindered by the information technology and financials sectors. Performance in the information technology sector was negatively affected by the technology hardware and equipment industry. Computer printer makers detracted from performance after announcing weaker-than-expected earnings outlooks for the year, citing disappointing revenue from inkjet printers and cartridges. Printer makers typically sell printers at a loss in the hope of reaping profits from print cartridge sales. In financials, results were hindered by the shakeout in the sub-prime mortgage lending market. Stagnant home prices combined with rising delinquencies on sub-prime mortgages have sparked concerns throughout the credit markets.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The investment philosophy of the Intrepid Growth strategy is based on concepts developed by behavioral finance theory. Behavioral finance is the study of investor psychology and what drives investors’ actions in the marketplace. The Intrepid Growth strategy seeks to capitalize on persistent market inefficiencies driven by irrational investor behavior in order to maximize long-term capital growth. As with any diversified portfolio, stocks held are exposed to potential upside and downside risks of market news and security-specific information.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	International Business Machines Corp.	3.1%
2.	Hewlett-Packard Co.	2.8
3.	Apple, Inc.	2.6
4.	Exxon Mobil Corp.	2.5
5.	Merck & Co., Inc.	2.4
6.	Oracle Corp.	2.2
7.	Goldman Sachs Group, Inc. (The)	1.9
8.	Abbott Laboratories	1.9
9.	Honeywell International, Inc.	1.7
10.	Schering-Plough Corp.	1.7

PORTFOLIO COMPOSITION***

Information Technology	27.0%
Health Care	16.1
Consumer Discretionary	13.3
Industrials	13.2
Consumer Staples	9.3
Financials	7.5
Energy	7.1
Materials	3.3
Utilities	1.8
Telecommunication Services	1.2
Short-Term Investment	0.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee that it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/01/94	16.10%	8.32%	3.77%
CLASS 2 SHARES	8/16/06	15.85	8.28	3.74

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. The Portfolio’s past performance would have been different if the Portfolio was managed using the current objective and strategies.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Growth Portfolio, Russell 1000 Growth Index and the Lipper Variable Underlying Funds Large-Cap Growth Funds Index from June 30, 1997 to June 30, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Growth Funds Index includes expenses associated with a mutual fund such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 1000 Growth Index is an unmanaged index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Large-Cap Growth Funds Index is based on total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007  (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.0%
	Common Stocks — 100.0%
	Aerospace & Defense — 6.2%
4,070	Boeing Co.	391,371
14,220	General Dynamics Corp.	1,112,288
33,050	Honeywell International, Inc.	1,860,054
18,935	Lockheed Martin Corp.	1,782,352
3,080	Precision Castparts Corp.	373,789
23,700	Raytheon Co.	1,277,193
		6,797,047
	Airlines — 0.6%
8,440	Continental Airlines, Inc., Class B (a) (c)	285,863
5,600	Copa Holdings S.A., Class A (Panama)	376,544
		662,407
	Auto Components — 0.9%
8,750	Johnson Controls, Inc.	1,012,987
	Beverages — 0.3%
3,500	Molson Coors Brewing Co., Class B	323,610
	Building Products — 0.3%
5,550	American Standard Cos., Inc.	327,339
	Capital Markets — 5.5%
3,900	Franklin Resources, Inc.	516,633
9,780	Goldman Sachs Group, Inc. (The)	2,119,815
6,180	Lehman Brothers Holdings, Inc.	460,534
18,120	Merrill Lynch & Co., Inc.	1,514,469
16,660	Morgan Stanley	1,397,441
		6,008,892
	Chemicals — 0.3%
9,400	Celanese Corp., Class A	364,532
	Commercial Banks — 0.2%
3,100	PNC Financial Services Group, Inc.	221,898
	Commercial Services & Supplies — 1.0%
3,700	Corrections Corp. of America (a)	233,507
13,600	Covanta Holding Corp. (a)	335,240
2,730	Manpower, Inc.	251,815
7,750	TeleTech Holdings, Inc. (a)	251,720
		1,072,282
	Communications Equipment — 2.2%
61,660	Cisco Systems, Inc. (a)	1,717,231
6,400	CommScope, Inc. (a)	373,440
8,790	Polycom, Inc. (a) (c)	295,344
		2,386,015
	Computers & Peripherals — 8.7%
23,405	Apple, Inc. (a)	2,856,346
29,500	Brocade Communications Systems, Inc. (a)	230,690
67,970	Hewlett-Packard Co.	3,032,822
32,000	International Business Machines Corp.	3,368,000
		9,487,858
	Diversified Consumer Services — 0.9%
2,800	ITT Educational Services, Inc. (a)	328,664
25,500	Service Corp. International	325,890
7,960	Sotheby’s (c)	366,319
		1,020,873
	Diversified Telecommunication Services — 1.2%
23,140	AT&T, Inc.	960,310
33,820	Qwest Communications International, Inc. (a)	328,054
		1,288,364
	Electric Utilities — 1.1%
22,050	FPL Group, Inc.	1,251,117
	Electrical Equipment — 0.7%
5,500	Acuity Brands, Inc.	331,540
5,260	General Cable Corp. (a) (c)	398,445
		729,985
	Electronic Equipment & Instruments — 0.3%
7,900	Avnet, Inc. (a)	313,156
	Energy Equipment & Services — 0.7%
4,650	Cameron International Corp. (a)	332,336
3,700	National Oilwell Varco, Inc. (a)	385,688
		718,024
	Food & Staples Retailing — 2.8%
40,352	CVS/Caremark Corp.	1,470,831
45,710	Kroger Co. (The)	1,285,822
7,870	Safeway, Inc.	267,816
		3,024,469
	Food Products — 2.2%
7,800	Corn Products International, Inc.	354,510
22,740	General Mills, Inc.	1,328,471
5,600	J.M. Smucker Co. (The)	356,496
14,800	Tyson Foods, Inc., Class A	340,992
		2,380,469
	Health Care Equipment & Supplies — 1.6%
31,840	Baxter International, Inc.	1,793,866

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — 5.3%
29,400	Aetna, Inc.	1,452,360
5,550	Cigna Corp.	289,821
5,020	Humana, Inc. (a)	305,768
3,290	Laboratory Corp. of America Holdings (a)	257,475
5,700	McKesson Corp.	339,948
19,750	Medco Health Solutions, Inc. (a)	1,540,303
3,750	WellCare Health Plans, Inc. (a)	339,413
15,980	WellPoint, Inc. (a)	1,275,683
		5,800,771
	Hotels, Restaurants & Leisure — 1.4%
29,515	McDonald’s Corp.	1,498,181
	Household Durables — 0.5%
8,000	Jarden Corp. (a)	344,080
300	NVR, Inc. (a)	203,925
		548,005
	Household Products — 1.3%
6,800	Church & Dwight Co., Inc.	329,528
6,580	Colgate-Palmolive Co.	426,713
3,400	Energizer Holdings, Inc. (a)	338,640
5,600	Kimberly-Clark Corp.	374,584
		1,469,465
	Independent Power Producers & Energy Traders — 0.3%
9,100	NRG Energy, Inc. (a)	378,287
	Insurance — 1.0%
7,700	Loews Corp.	392,546
7,650	Prudential Financial, Inc.	743,809
		1,136,355
	Internet & Catalog Retail — 0.8%
12,200	Amazon.com, Inc. (a)	834,602
	Internet Software & Services — 0.3%
11,350	ValueClick, Inc. (a)	334,371
	IT Services — 4.9%
40,300	Accenture Ltd., Class A (Bermuda)	1,728,467
5,070	Alliance Data Systems Corp. (a)	391,810
11,220	Convergys Corp. (a)	271,973
3,850	DST Systems, Inc. (a)	304,958
6,300	Fidelity National Information Services, Inc.	341,964
12,000	Gartner, Inc. (a)	295,080
10,300	MasterCard, Inc., Class A (c)	1,708,461
10,150	Total System Services, Inc. (c)	299,526
		5,342,239
	Life Sciences Tools & Services — 1.6%
28,590	Thermo Fisher Scientific, Inc. (a)	1,478,675
5,010	Waters Corp. (a)	297,393
		1,776,068
	Machinery — 2.8%
3,970	Cummins, Inc.	401,804
4,220	Manitowoc Co., Inc. (The)	339,204
18,800	PACCAR, Inc.	1,636,352
3,250	Parker Hannifin Corp.	318,207
4,060	Terex Corp. (a)	330,078
		3,025,645
	Media — 3.3%
8,200	Marvel Entertainment, Inc. (a) (c)	208,936
24,420	McGraw-Hill Cos., Inc. (The)	1,662,514
51,690	Walt Disney Co. (The)	1,764,696
		3,636,146
	Metals & Mining — 2.9%
1,850	Allegheny Technologies, Inc.	194,028
7,798	Freeport-McMoRan Copper & Gold, Inc., Class B	645,830
17,470	Nucor Corp.	1,024,615
14,410	Southern Copper Corp. (c)	1,358,287
		3,222,760
	Multi-Utilities — 0.3%
5,250	Sempra Energy	310,958
	Multiline Retail — 2.9%
11,000	Big Lots, Inc. (a) (c)	323,620
18,080	J.C. Penney Co., Inc.	1,308,630
22,350	Kohl’s Corp. (a)	1,587,521
		3,219,771
	Oil, Gas & Consumable Fuels — 6.5%
16,400	Chevron Corp.	1,381,536
32,750	Exxon Mobil Corp.	2,747,070
9,560	Frontier Oil Corp.	418,441
5,060	Holly Corp.	375,402
23,800	Marathon Oil Corp.	1,427,048
5,700	Tesoro Corp.	325,755
7,100	Western Refining, Inc.	410,380
		7,085,632
	Personal Products — 0.5%
13,300	Alberto-Culver Co.	315,476
6,560	NBTY, Inc. (a)	283,392
		598,868

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007  (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — 7.6%
39,450	Abbott Laboratories	2,112,548
36,250	Bristol-Myers Squibb Co.	1,144,050
6,780	Forest Laboratories, Inc. (a)	309,507
14,750	King Pharmaceuticals, Inc. (a)	301,785
52,190	Merck & Co., Inc.	2,599,062
61,030	Schering-Plough Corp.	1,857,753
		8,324,705
	Real Estate Investment Trusts (REITs) — 0.3%
5,760	ProLogis	327,744
	Real Estate Management & Development — 0.5%
8,340	CB Richard Ellis Group, Inc., Class A (a)	304,410
2,550	Jones Lang LaSalle, Inc.	289,425
		593,835
	Road & Rail — 1.7%
10,150	CSX Corp.	457,562
12,600	Union Pacific Corp.	1,450,890
		1,908,452
	Semiconductors & Semiconductor Equipment — 4.8%
23,300	Amkor Technology, Inc. (a) (c)	366,975
42,320	Applied Materials, Inc.	840,898
15,200	Cypress Semiconductor Corp. (a)	354,008
6,200	KLA-Tencor Corp.	340,690
6,470	Lam Research Corp. (a)	332,558
6,240	MEMC Electronic Materials, Inc. (a)	381,389
9,200	NVIDIA Corp. (a)	380,052
31,800	ON Semiconductor Corp. (a)	340,896
19,100	Teradyne, Inc. (a)	335,778
31,600	Texas Instruments, Inc.	1,189,108
9,450	Varian Semiconductor Equipment Associates, Inc. (a) (c)	378,567
		5,240,919
	Software — 6.0%
9,770	BMC Software, Inc. (a)	296,031
14,370	Cadence Design Systems, Inc. (a)	315,565
29,500	Compuware Corp. (a)	349,870
9,900	McAfee, Inc. (a)	348,480
61,400	Microsoft Corp.	1,809,458
124,990	Oracle Corp. (a)	2,463,553
34,000	Symantec Corp. (a)	686,800
11,290	Synopsys, Inc. (a)	298,395
		6,568,152
	Specialty Retail — 1.5%
11,160	American Eagle Outfitters, Inc.	286,366
2,350	AutoZone, Inc. (a)	321,057
9,200	GameStop Corp., Class A (a)	359,720
10,650	RadioShack Corp.	352,941
4,400	Sherwin-Williams Co. (The)	292,468
		1,612,552
	Textiles, Apparel & Luxury Goods — 1.1%
9,000	CROCS, Inc. (a) (c)	387,270
9,500	Nike, Inc., Class B	553,755
4,730	Phillips-Van Heusen Corp.	286,496
		1,227,521
	Tobacco — 2.2%
4,700	Altria Group, Inc.	329,658
4,240	Loews Corp. - Carolina Group	327,625
21,220	Reynolds American, Inc.	1,383,544
6,140	UST, Inc.	329,779
		2,370,606
	Total Long-Term Investments (Cost $99,681,992)	109,577,800
Short-Term Investment — 0.2%
	Investment Company — 0.2%
212,786	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $212,786)	212,786

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 5.3%
	Certificate of Deposit — 0.8%
850,000	Natexis Banques Populaires, New York, FRN, 5.34%, 08/07/07	850,000
	Corporate Note — 0.1%
100,000	Beta Finance, Inc. 5.37%, 01/15/08	100,000
	Repurchase Agreements — 4.4%
1,000,000	ABN Amro Bank NV New York, 5.34%, dated 06/29/07, due 07/02/07, repurchase price $1,000,445, collateralized by U.S. Government Agency Mortgages	1,000,000
1,193,879	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $1,194,415, collateralized by U.S. Government Agency Mortgages	1,193,879
900,000	Bear Stearns Cos., Inc., 5.38%, dated 06/29/07, due 07/02/07, repurchase price $900,404, collateralized by U.S. Government Agency Mortgages	900,000

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

PRINCIPAL AMOUNT($)
900,000	Credit Suisse First Boston LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $900,404,collateralized by U.S. Government Agency Mortgages	900,000
900,000	Lehman Brothers, Inc., 5.37%, dated 06/29/07, due 07/02/07, repurchase price $900,403, collateralized by U.S. Government Agency Mortgages	900,000
		4,893,879
	Total Investments of Cash Collateral for Securities on Loan (Cost $5,843,879)	5,843,879
	Total Investments — 105.5% (Cost $105,738,657)	115,634,465
	Liabilities in Excess of Other Assets — (5.5)%	(6,031,085)
	NET ASSETS — 100.0%	$109,603,380

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)—	Non-income producing security

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(m)—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

FRN—	Floating Rate Note. The rate shown is the rate in effect as of June 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2007  (Unaudited)

Intrepid Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$115,421,679
Investments in affiliates, at value	212,786
Total investment securities, at value	115,634,465
Receivables:
Portfolio shares sold	7,921
Interest and dividends	72,999
Total Assets	115,715,385

LIABILITIES:
Payables:
Collateral for securities lending program	5,843,879
Portfolio shares redeemed	142,782
Accrued liabilities:
Investment advisory fees	55,420
Administration fees	11,295
Distribution fees	4
Custodian and accounting fees	8,606
Trustees’ and Chief Compliance Officer’s fees	379
Other	49,640
Total Liabilities	6,112,005
Net Assets	$109,603,380

NET ASSETS:
Paid in capital	$182,446,590
Accumulated undistributed (distributions in excess of) net investment income	528,873
Accumulated net realized gains (losses)	(83,267,891)
Net unrealized appreciation (depreciation)	9,895,808
Total Net Assets	$109,603,380
Net Assets
Class 1	$109,585,973
Class 2	17,407
Total	$109,603,380

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	6,835,501
Class 2	1,087
Net asset value, offering and redemption price per share:
Class 1	$16.03
Class 2	16.01

Cost of investments	$105,738,657
Market value of securities on loan	5,781,008

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 (Unaudited)

Intrepid Growth Portfolio
INVESTMENT INCOME:
Dividend income	$1,283,746
Dividend income from affiliates (a)	33,971
Income from securities lending (net)	31,734
Total investment income	1,349,451

EXPENSES:
Investment advisory fees	614,836
Administration fees	94,980
Distribution fees — Class 2	21
Custodian and accounting fees	26,302
Professional fees	26,438
Trustees’ and Chief Compliance Officer’s fees	1,486
Printing and mailing costs	45,543
Transfer agent fees	3,477
Other	12,018
Total expenses	825,101
Less amounts waived	(7,779)
Less earnings credits	(809)
Net expenses	816,513
Net investment income (loss)	532,938

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	18,411,004
Change in net unrealized appreciation (depreciation) of investments	931,932
Net realized/unrealized gains (losses)	19,342,936
Change in net assets resulting from operations	$19,875,874

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Intrepid Growth Portfolio
	Six Months Ended 6/30/2007 (Unaudited)	Year Ended 12/31/2006
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$532,938	$373,926
Net realized gain (loss)	18,411,004	31,871,668
Change in net unrealized appreciation (depreciation)	931,932	(20,289,999)
Change in net assets resulting from operations	19,875,874	11,955,595

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(373,982)	(164,938)
Class 2
From net investment income	(13)	—
Total distributions to shareholders	(373,995)	(164,938)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(130,258,583)	(20,817,620)

NET ASSETS:
Change in net assets	(110,756,704)	(9,026,963)
Beginning of period	220,360,084	229,387,047
End of period	$109,603,380	$220,360,084
Accumulated undistributed (distributions in excess of) net investment income	$528,873	$369,930

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$8,180,808	$39,462,927
Dividends reinvested	373,982	164,938
Cost of shares redeemed	(138,813,386)	(60,460,560)
Change in net assets from Class 1 capital transactions	$(130,258,596)	$(20,832,695)
Class 2 (a)
Proceeds from shares issued	$—	$15,075
Dividends reinvested	13	—
Change in net assets from Class 2 capital transactions	$13	$15,075

SHARE TRANSACTIONS:
Class 1
Issued	538,081	2,805,401
Reinvested	24,783	11,478
Redeemed	(8,714,792)	(4,255,750)
Change in Class 1 Shares	(8,151,928)	(1,438,871)
Class 2 (a)
Issued	—	1,086
Reinvested	1	—
Change in Class 2 Shares	1	1,086

(a)	Commencement of offering of class of shares effective August 16, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Class 1
Six Months Ended June 30, 2007 (Unaudited)	$14.70	$0.08	$1.28	$1.36	$(0.03)	$(0.03)
Year Ended December 31, 2006 (d)	13.96	0.02	0.73	0.75	(0.01)	(0.01)
Year Ended December 31, 2005	13.36	0.01	0.66	0.67	(0.07)	(0.07)
Year Ended December 31, 2004	12.51	0.07	0.81	0.88	(0.03)	(0.03)
Year Ended December 31, 2003	9.82	0.03	2.67	2.70	(0.01)	(0.01)
Year Ended December 31, 2002	13.73	0.01	(3.92)	(3.91)	—	—

Class 2
Six Months Ended June 30, 2007 (Unaudited)	14.69	0.02	1.31	1.33	(0.01)	(0.01)
August 16, 2006 (e) to December 31, 2006 (d)	13.88	0.01	0.80	0.81	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Effective November 1, 2006, the Portfolio’s name, investment objective and strategies changed. See Note 1 in the Notes to Financial Statements.

(e)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$16.03	9.23%	$109,586	0.86%	0.56%	0.87%	73%
14.70	5.37	220,344	0.87	0.17	0.87	145
13.96	5.05	229,387	0.85	0.08	0.85	92
13.36	7.05	216,808	0.82	0.58	0.83	95
12.51	27.54	205,662	0.81	0.26	0.83	49
9.82	(28.48)	169,693	0.92	0.68	0.93	71

16.01	9.07	17	1.12	0.29	1.13	73
14.69	5.84	16	1.14	0.11	1.14	145

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007  (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Classes Offered
Intrepid Growth Portfolio	Class 1 and Class 2

Effective November 1, 2006, the Board of Trustees approved the name change from JPMorgan Insurance Trust Large Cap Growth Portfolio to JPMorgan Insurance Trust Intrepid Growth Portfolio, along with a change to the investment objective and strategies.

Class 2 Shares of the Portfolio commenced operations on August 16, 2006.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B.  Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C.  Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the six months ended June 30, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2007, the Portfolio had securities with the following market values on loan, received the following collateral and for the six months then ended, paid the following amounts to related party affiliates:

Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
$3,423	$5,843,879	$5,781,008

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

G.  Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007  (Unaudited) (continued)

interpretation did not have an impact to the Portfolio’s financial statements upon adoption. Management continually reviews the Portfolio’s tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, on going analyses of tax laws, regulations and interpretations, thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from to investments in the money market funds for the six months ended June 30, 2007 was $1,135.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreements were in effect for the six months ended June 30, 2007. The expense limitation percentages above are in place until at least April 30, 2008.

For the six months ended June 30, 2007, the Advisor contractually waived fees for the Portfolio in the amount of $7,779. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the six months ended June 30, 2007, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$138,772,507	$268,255,800

During the six months ended June 30, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$105,738,657	$11,089,832	$1,194,024	$9,895,808

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolio had no borrowings outstanding at June 30, 2007, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   17

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	140	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	140	None.

John F. Finn (1947); Trustee of Trust since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	140	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	140
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	140	None.

Peter C. Marshall (1942); Trustee of Trust since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	140	None.

Marilyn McCoy (1948); Trustee of Trust since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	140	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	140	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	140	Director, American University in Cairo.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

Name (Year of Birth); Positions With the Portfolio	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	140	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	140	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	140	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	140
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (140 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   19

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2007, and continued to hold your shares at the end of the reporting period, June 30, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,092.30	$4.46	0.86%
Hypothetical	1,000.00	1,020.53	4.31	0.86

Class 2
Actual	1,000.00	1,090.70	5.81	1.12
Hypothetical	1,000.00	1,019.24	5.61	1.12

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   21

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. June 2007.	SAN-JPMITIGP-607

SEMI-ANNUAL REPORT
 SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust International Equity Portfolio
JPMorgan Insurance Trust Large Cap Value Portfolio
JPMorgan Insurance Trust Small Cap Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Schedules of Portfolio Investments	2
Financial Statements	12
Financial Highlights	16
Notes to Financial Statements	18
Trustees	23
Officers	25
Schedule of Shareholder Expenses	26

Investments in a Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

These Portfolios are intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from a Portfolio.

Prospective investors should refer to a Portfolio’s prospectus for a discussion of a Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 6, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for certain of the JPMorgan Insurance Trust Portfolios for the six months ended June 30, 2007. Inside, you’ll find information detailing the performance of the Portfolios.

“Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing-related employment and consumer spending.”

Stocks roll over roadblocks

No challenge seemed too great for the U.S. stock market during the first half of 2007 — not the sharp, but short-lived, China-market-inspired correction of late February; not the anemic first-quarter gross domestic product (GDP) growth rate of 0.7%; not the growing fallout from housing-market weakness; not the increasing default rate tied to the sub-prime mortgage debacle; and not the Federal Reserve’s (Fed) persistent inflation warnings.

Despite these obstacles, stocks soared, posting healthy six-month gains. Investors generally pointed to abundant liquidity and robust merger-and-acquisition activity, including private equity deals, as drivers of stock market gains. In addition, optimism regarding continued, albeit slow, economic growth, higher-than-expected corporate earnings growth and modest core inflation data provided support.

Mid caps lead the pack

U.S. returns were greatest among mid-cap stocks, with the Russell Midcap Index returning 9.90% for the period. Large-cap stocks followed, with a return of 7.18%, as measured by the Russell 1000 Index, while the small-cap Russell 2000 Index returned 6.45%. In terms of style, growth stocks outpaced their value counterparts across the board, with the difference most pronounced among small-cap stocks. The Russell 2000 Growth Index returned 9.33%, compared to 3.80% for the Russell 2000 Value Index.

Outside the U.S., stock markets fared even better. Strong global growth and the U.S. dollar’s relative decline helped propel international stocks to double-digit six-month gains. Developed markets, as measured by the MSCI EAFE Net Index, returned 10.74%, while the MSCI Emerging Markets Equity Index posted a return of 17.75%. U.S. stocks, as measured by the S&P 500 Index, returned 6.96%.

Volatility resurfaces

A bout of volatility late in the period stifled the equity market’s advance in the first half of 2007. Rising bond yields and anxiety regarding credit quality helped push stock market returns into negative territory in June.

In early June, the re-rating of U.S. growth prospects caused Treasury yields to move sharply higher. Furthermore, the Fed retained its tightening bias but left the fed funds target unchanged. The market changed its expectations for future Fed policy. Whereas market participants previously had expected the Fed to cut rates during the second half of 2007, it ended the period convinced that the Fed would remain on hold for the rest of the year.

Economy poised to rebound but remain sub-par

Second-quarter data indicates that the U.S. economy should improve from its feeble first-quarter growth rate. In particular, increased business spending and inventory rebuilding may push GDP growth to 3%–4% for the second quarter.

Despite this expected growth rebound, overall economic growth should remain at a below-trend pace of approximately 2.1% for 2007 as a whole. Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing-related employment and consumer spending. Although this may lead to some periods of unease ahead, we would view such spillovers as positive from a long-term perspective, because they would provide a conclusive arrest of the inflation threat and could lead to a decisive shift in the Fed’s monetary policy bias.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007  (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.6% (l)
	Common Stocks — 99.6%
	Australia — 1.5%
3,100	BHP Billiton Ltd.	92,630
	Belgium — 1.7%
1,900	Dexia	59,348
1,000	Fortis	42,424
		101,772
	Brazil — 2.8%
2,174	Companhia Vale do Rio Doce ADR	96,852
600	Petroleo Brasileiro S.A. ADR	72,762
		169,614
	Egypt — 0.2%
69	Orascom Construction Industries GDR	9,030
	Finland — 1.7%
3,600	Nokia OYJ	101,107
	France — 13.7%
500	Accor S.A.	44,200
2,300	AXA S.A.	98,867
900	BNP Paribas	106,905
650	Compagnie de Saint-Gobain	72,814
500	Imerys S.A.	50,616
440	Lafarge S.A.	80,191
275	Pernod-Ricard S.A.	60,716
900	Sanofi-Aventis	72,708
2,850	Total S.A.	231,072
		818,089
	Germany — 7.0%
400	BASF AG	52,327
1,900	Deutsche Post AG	61,505
400	E.ON AG	66,785
300	Linde AG	36,094
1,300	SAP AG	66,465
841	Siemens AG	120,432
560	Symrise AG	16,674
		420,282
	Hong Kong — 1.4%
6,500	Esprit Holdings Ltd.	82,586
	Ireland — 0.7%
2,200	Bank of Ireland	44,441
	Italy — 5.0%
4,700	ENI S.p.A.	170,409
7,200	Intesa Sanpaolo S.p.A.	53,681
8,700	UniCredito Italiano S.p.A.	77,705
		301,795
	Japan — 18.9%
1,400	Astellas Pharma, Inc.	60,897
5,000	Bank of Yokohama Ltd. (The)	35,019
1,300	Canon, Inc.	76,236
1,200	Daikin Industries Ltd.	43,708
4	East Japan Railway Co.	30,821
200	Hirose Electric Co., Ltd.	26,301
1,800	Honda Motor Co., Ltd.	65,362
3,400	Mitsubishi Corp.	89,087
8	Mitsubishi UFJ Financial Group, Inc.	88,165
2,000	Mitsui Fudosan Co., Ltd.	56,057
6	Mizuho Financial Group, Inc.	41,451
800	Nidec Corp.	46,935
3,900	Nissan Motor Co., Ltd.	41,753
900	Nitto Denko Corp.	45,363
1,500	Nomura Holdings, Inc.	29,135
1,300	Seven & I Holdings Co., Ltd.	37,161
800	Shin-Etsu Chemical Co., Ltd.	57,118
300	SMC Corp.	39,877
1,400	Sony Corp.	71,865
4,300	Sumitomo Corp.	78,396
8	Sumitomo Mitsui Financial Group, Inc.	74,579
		1,135,286
	Mexico — 0.6%
900	Fomento Economico Mexicano S.A.B. de C.V. ADR	35,388
	Netherlands — 4.6%
2,000	ING Groep N.V. CVA	88,027
1,500	Koninklijke Philips Electronics N.V.	63,565
3,300	Reed Elsevier N.V.	62,719
2,100	Wolters Kluwer N.V. CVA	64,039
		278,350
	Spain — 2.2%
800	Altadis S.A.	52,871
3,100	Banco Bilbao Vizcaya Argentaria S.A.	75,810
		128,681
	Sweden — 1.4%
20,400	Telefonaktiebolaget LM Ericsson, Class B	81,373
	Switzerland — 11.6%
2,600	ABB Ltd.	58,624
800	Adecco S.A.	61,890
800	Holcim Ltd.	86,398
260	Nestle S.A.	98,793
1,900	Novartis AG	106,667
500	Roche Holding AG	88,593

SEE NOTES TO FINANCIAL STATEMENTS.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued (l)
	Switzerland — Continued
2,200	UBS AG	131,570
200	Zurich Financial Services AG	61,826
		694,361
	Taiwan — 0.5%
2,914	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	32,433
	United Kingdom — 24.1%
7,700	Barclays plc	107,129
4,700	BG Group plc	77,045
1,850	British Land Co. plc	49,504
3,189	Burberry Group plc	43,682
6,000	Centrica plc	46,615
4,600	GlaxoSmithKline plc	119,829
9,200	HSBC Holdings plc	168,235
5,055	ICAP plc	49,822
10,292	Kingfisher plc	46,617
3,700	Man Group plc	45,006
1,800	Schroders plc	45,985
5,500	Smith & Nephew plc	68,145
3,200	Standard Chartered plc	104,375
14,100	Tesco plc	117,970
41,837	Vodafone Group plc	140,187
9,000	William Morrison Supermarkets plc	54,356
3,500	Wolseley plc	83,998
5,000	WPP Group plc	74,782
		1,443,282
	Total Investments — 99.6% (Cost $5,111,831)	5,970,500
	Other Assets In Excess of Liabilities — 0.4%	24,705
	NET ASSETS — 100.0%	$5,995,205

Percentages indicated are based on net assets.

Summary of Investments by Industry, June 30, 2007

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	17.4%
Oil, Gas & Consumable Fuels	9.2
Pharmaceuticals	7.5
Capital Markets	5.1
Trading Companies & Distributors	4.2
Construction Materials	3.6
Food & Staples Retailing	3.5
Media	3.4
Chemicals	3.2
Metals & Mining	3.2
Communications Equipment	3.1
Insurance	2.7
Household Durables	2.3
Wireless Telecommunication Services	2.3
Diversified Financial Services	2.2
Specialty Retail	2.2
Building Products	2.0
Industrial Conglomerates	2.0
Automobiles	1.8
Food Products	1.7
Beverages	1.6
Office Electronics	1.3
Electrical Equipment & Instruments	1.2
Electric Utilities	1.1
Health Care Equipment & Supplies	1.1
Software	1.1
Air Freight & Logistics	1.0
Commercial Services & Supplies	1.0
Electrical Equipment	1.0
Other (less than 1.0%)	7.0

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Large Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007  (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.2%
	Common Stocks — 98.2%
	Aerospace & Defense — 0.4%
400	Spirit AeroSystems Holdings, Inc., Class A (a)	14,420
	Beverages — 0.5%
795	Constellation Brands, Inc., Class A (a)	19,303
	Capital Markets — 3.4%
170	Bear Stearns Cos., Inc. (The)	23,800
545	Morgan Stanley	45,715
2,495	TD AMERITRADE Holding Corp. (a)	49,900
		119,415
	Chemicals — 2.3%
305	Dow Chemical Co. (The)	13,487
420	Praxair, Inc.	30,236
720	Rohm & Haas Co.	39,369
		83,092
	Commercial Banks — 6.0%
580	BB&T Corp.	23,594
600	TCF Financial Corp.	16,680
685	U.S. Bancorp	22,571
1,440	Wachovia Corp.	73,800
2,100	Wells Fargo & Co.	73,857
		210,502
	Communications Equipment — 2.0%
340	Cisco Systems, Inc. (a)	9,469
1,435	Corning, Inc. (a)	36,664
1,370	Motorola, Inc.	24,249
		70,382
	Computers & Peripherals — 0.7%
230	International Business Machines Corp.	24,208
	Consumer Finance — 1.0%
430	Capital One Financial Corp.	33,729
	Containers & Packaging — 0.4%
245	Ball Corp.	13,027
	Diversified Financial Services — 9.2%
3,325	Bank of America Corp.	162,559
220	CIT Group, Inc.	12,063
2,910	Citigroup, Inc.	149,254
		323,876
	Diversified Telecommunication Services — 4.8%
925	AT&T, Inc.	38,387
3,200	Verizon Communications, Inc.	131,744
		170,131
	Electric Utilities — 2.8%
870	Edison International	48,825
400	FirstEnergy Corp.	25,892
1,390	Sierra Pacific Resources (a)	24,408
		99,125
	Electronic Equipment & Instruments — 0.5%
430	Arrow Electronics, Inc. (a)	16,525
	Energy Equipment & Services — 0.7%
731	Halliburton Co.	25,220
	Food & Staples Retailing — 1.3%
540	SUPERVALU, Inc.	25,013
475	Wal-Mart Stores, Inc.	22,852
		47,865
	Food Products — 0.5%
315	Kellogg Co.	16,314
	Health Care Providers & Services — 1.1%
510	WellPoint, Inc. (a)	40,713
	Hotels, Restaurants & Leisure — 0.7%
605	Royal Caribbean Cruises Ltd.	26,003
	Household Durables — 0.8%
1,077	Toll Brothers, Inc. (a)	26,903
	Household Products — 3.4%
395	Colgate-Palmolive Co.	25,616
1,560	Procter & Gamble Co.	95,456
		121,072
	Industrial Conglomerates — 4.8%
3,225	General Electric Co.	123,453
890	Tyco International Ltd. (Bermuda) (a)†	30,073
300	Tyco International Ltd. (Bermuda) (w)	16,104
		169,630
	Insurance — 6.5%
285	AMBAC Financial Group, Inc.	24,849
215	American International Group, Inc.	15,056
230	Assurant, Inc.	13,552
2,080	Genworth Financial, Inc.	71,552
400	Hartford Financial Services Group, Inc.	39,404
535	MBIA, Inc.	33,288
485	MetLife, Inc.	31,273
		228,974
	Internet Software & Services — 0.4%
520	Yahoo!, Inc. (a)	14,108

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	IT Services — 0.4%
700	Western Union Co. (The)	14,581
	Machinery — 2.4%
120	Caterpillar, Inc.	9,396
575	Dover Corp.	29,411
490	Joy Global, Inc.	28,582
235	Kennametal, Inc.	19,277
		86,666
	Media — 4.6%
2,000	News Corp., Class A	42,420
380	R.H. Donnelley Corp. (a)	28,796
1,020	Time Warner Cable, Inc., Class A (a)	39,953
895	Time Warner, Inc.	18,831
975	Walt Disney Co. (The)	33,287
		163,287
	Metals & Mining — 0.9%
785	Alcoa, Inc.	31,816
	Multi-Utilities — 3.1%
1,080	CMS Energy Corp.	18,576
440	Consolidated Edison, Inc.	19,853
430	Dominion Resources, Inc.	37,113
400	SCANA Corp.	15,316
910	Xcel Energy, Inc.	18,628
		109,486
	Multiline Retail — 1.4%
1,465	Dollar General Corp.	32,113
250	Kohl’s Corp. (a)	17,757
		49,870
	Oil, Gas & Consumable Fuels — 11.1%
850	Chevron Corp.	71,604
855	ConocoPhillips	67,117
245	EOG Resources, Inc.	17,900
1,895	Exxon Mobil Corp.	158,953
990	Occidental Petroleum Corp.	57,301
320	XTO Energy, Inc.	19,232
		392,107
	Paper & Forest Products — 1.0%
3,299	Domtar Corp. (Canada) (a)	36,817
	Pharmaceuticals — 6.0%
600	Abbott Laboratories	32,130
1,240	Merck & Co., Inc.	61,752
755	Pfizer, Inc.	19,305
680	Schering-Plough Corp.	20,699
190	Sepracor, Inc. (a)	7,794
1,250	Wyeth	71,675
		213,355
	Real Estate Investment Trusts (REITs) — 1.1%
305	Equity Residential	13,917
395	Mack-Cali Realty Corp.	17,179
100	Public Storage, Inc.	7,682
		38,778
	Road & Rail — 2.4%
245	Burlington Northern Santa Fe Corp.	20,859
595	Hertz Global Holdings, Inc. (a)	15,809
890	Norfolk Southern Corp.	46,788
		83,456
	Semiconductors & Semiconductor Equipment — 1.0%
585	Broadcom Corp., Class A (a)	17,111
1,673	Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	18,624
		35,735
	Software — 0.7%
1,155	Symantec Corp. (a)	23,331
	Specialty Retail — 1.4%
430	Advance Auto Parts, Inc.	17,428
1,310	Staples, Inc.	31,086
		48,514
	Thrifts & Mortgage Finance — 3.8%
570	Countrywide Financial Corp.	20,720
1,195	Freddie Mac	72,536
700	MGIC Investment Corp.	39,802
		133,058
	Tobacco — 1.2%
610	Altria Group, Inc.	42,785
	Wireless Telecommunication Services — 1.5%
966	Crown Castle International Corp. (a)	35,037
805	Sprint Nextel Corp.	16,671
		51,708
	Total Long-Term Investments (Cost $3,239,705)	3,469,887

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Large Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007  (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.0%
	Investment Company — 3.0%
105,956	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $105,956)	105,956
	Total Investments — 101.2% (Cost $3,345,661)	3,575,843
	Liabilities in Excess of Other Assets — (1.2)%	(40,888)
	NET ASSETS — 100.0%	$3,534,955

Percentages indicated are based on net assets.

Short Positions

SHARES	SECURITY DESCRIPTION	VALUE
200	Covidien Ltd.† (Proceeds $8,718)	$8,620

PORTFOLIO COMPOSITION*

Financials	30.4%
Energy	11.7
Industrials	9.9
Consumer Discretionary	8.8
Health care	7.1
Consumer Staples	6.9
Telecommunications Services	6.2
Utilities	5.8
Information Technology	5.6
Materials	4.6
Short-Term Investment	3.0

*	Percentages indicated are based upon total investments as of June 30, 2007. The Portfolio’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

JPMorgan Insurance Trust Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007  (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.6%
	Common Stocks — 97.6%
	Aerospace & Defense — 0.8%
1,275	Orbital Sciences Corp. (a)	26,788
	Air Freight & Logistics — 1.2%
175	EGL, Inc. (a)	8,134
1,500	Pacer International, Inc.	35,280
		43,414
	Airlines — 0.9%
900	Continental Airlines, Inc., Class B (a)	30,483
50	UAL Corp. (a)	2,030
		32,513
	Auto Components — 1.1%
875	Aftermarket Technology Corp. (a)	25,970
625	ArvinMeritor, Inc.	13,875
		39,845
	Automobiles — 0.5%
1,100	Monaco Coach Corp.	15,785
	Biotechnology — 2.0%
375	Acadia Pharmaceuticals, Inc. (a)	5,126
175	Alexion Pharmaceuticals, Inc. (a)	7,885
225	Alkermes, Inc. (a)	3,285
275	Arena Pharmaceuticals, Inc. (a)	3,022
50	Cephalon, Inc. (a)	4,019
125	Combinatorx, Inc. (a)	771
300	Cubist Pharmaceuticals, Inc. (a)	5,913
275	Human Genome Sciences, Inc. (a)	2,453
250	Keryx Biopharmaceuticals, Inc. (a)	2,443
250	MannKind Corp. (a)	3,083
25	Martek Biosciences Corp. (a)	649
150	Progenics Pharmaceuticals, Inc. (a)	3,236
325	Regeneron Pharmaceuticals, Inc. (a)	5,824
675	Savient Pharmaceuticals, Inc. (a)	8,383
25	Telik, Inc. (a)	85
150	Theravance, Inc. (a)	4,800
150	United Therapeutics Corp. (a)	9,564
		70,541
	Capital Markets — 1.4%
225	Affiliated Managers Group, Inc. (a)	28,971
550	Federated Investors, Inc., Class B	21,081
		50,052
	Chemicals — 2.9%
250	CF Industries Holdings, Inc.	14,973
350	Innospec, Inc. (United Kingdom)	20,724
975	Spartech Corp.	25,886
1,525	Terra Industries, Inc. (a)	38,765
		100,348
	Commercial Banks — 4.9%
125	1st Source Corp.	3,115
900	BancFirst Corp.	38,538
300	City Holding Co.	11,499
75	Commerce Bancshares, Inc.	3,397
500	FNB Corp.	17,950
925	Great Southern Bancorp, Inc.	25,021
425	Horizon Financial Corp.	9,261
50	Lakeland Financial Corp.	1,064
975	Simmons First National Corp., Class A	26,900
700	Suffolk Bancorp	22,344
375	Taylor Capital Group, Inc.	10,324
375	W Holding Co., Inc.	990
		170,403
	Commercial Services & Supplies — 3.6%
550	Administaff, Inc.	18,419
350	Compx International, Inc.	6,475
2,150	Diamond Management & Technology Consultants, Inc.	28,380
650	M&F Worldwide Corp. (a)	43,277
50	Standard Parking Corp. (a)	1,757
2,250	Standard Register Co. (The)	25,650
75	Steelcase, Inc.	1,388
		125,346
	Communications Equipment — 3.0%
350	Adtran, Inc.	9,090
350	Avocent Corp. (a)	10,153
625	Black Box Corp.	25,862
250	CommScope, Inc. (a)	14,587
975	Inter-Tel, Inc.	23,332
575	InterDigital Communications Corp. (a)	18,498
150	Tellabs, Inc. (a)	1,614
		103,136
	Computers & Peripherals — 2.0%
1,975	Emulex Corp. (a)	43,134
700	Imation Corp.	25,802
		68,936
	Construction & Engineering — 0.9%
450	EMCOR Group, Inc. (a)	32,805
	Construction Materials — 0.0% (g)
50	Headwaters, Inc. (a)	864

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007  (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Consumer Finance — 2.2%
1,750	AmeriCredit Corp. (a)	46,462
125	Credit Acceptance Corp. (a)	3,354
575	Dollar Financial Corp. (a)	16,387
275	World Acceptance Corp. (a)	11,751
		77,954
	Containers & Packaging — 1.0%
3,575	Graphic Packaging Corp. (a)	17,303
1,350	Smurfit-Stone Container Corp. (a)	17,969
		35,272
	Diversified Consumer Services — 0.7%
825	Coinstar, Inc. (a)	25,971
	Diversified Telecommunication Services — 0.8%
675	Citizens Communications Co.	10,307
775	Consolidated Communications Holdings, Inc.	17,515
		27,822
	Electric Utilities — 0.5%
375	El Paso Electric Co. (a)	9,210
300	Westar Energy, Inc.	7,284
		16,494
	Electronic Equipment & Instruments — 3.9%
950	Coherent, Inc. (a)	28,984
2,550	Methode Electronics, Inc.	39,907
125	Mettler-Toledo International, Inc. (Switzerland) (a)	11,939
1,025	MTS Systems Corp.	45,787
2,975	Sanmina-SCI Corp. (a)	9,312
25	Tech Data Corp. (a)	962
		136,891
	Energy Equipment & Services — 2.1%
925	Global Industries Ltd. (a)	24,809
700	Grey Wolf, Inc. (a)	5,768
1,850	Input/Output, Inc. (a)	28,878
325	Todco (a)	15,343
		74,798
	Food & Staples Retailing — 0.7%
525	Nash Finch Co.	25,988
	Gas Utilities — 1.2%
975	Nicor, Inc.	41,847
	Health Care Equipment & Supplies — 3.0%
225	Advanced Medical Optics, Inc. (a)	7,848
300	Datascope Corp.	11,484
150	Hologic, Inc. (a)	8,296
1,250	Invacare Corp.	22,912
1,200	Mentor Corp.	48,816
350	Thoratec Corp. (a)	6,437	>
		105,793
	Health Care Providers & Services — 3.4%
500	Apria Healthcare Group, Inc. (a)	14,385
100	Healthways, Inc. (a)	4,737
500	Landauer, Inc.	24,625
625	LCA-Vision, Inc.	29,537
600	Magellan Health Services, Inc. (a)	27,882
450	Medcath Corp. (a)	14,310
125	Sunrise Senior Living, Inc. (a)	4,999
		120,475
	Health Care Technology — 0.8%
1,375	Trizetto Group (a)	26,620
	Hotels, Restaurants & Leisure — 2.0%
1,175	AFC Enterprises, Inc. (a)	20,316
875	Domino’s Pizza, Inc.	15,986
700	Monarch Casino & Resort, Inc. (a)	18,795
475	Papa John’s International, Inc. (a)	13,661
		68,758
	Household Durables — 1.3%
1,000	American Greetings Corp., Class A	28,330
175	Beazer Homes USA, Inc.	4,317
250	Blyth, Inc.	6,645
100	CSS Industries, Inc.	3,961
100	Helen of Troy Ltd. (Bermuda) (a)	2,700
		45,953
	Industrial Conglomerates — 1.3%
550	Teleflex, Inc.	44,979
	Insurance — 3.1%
350	Argonaut Group, Inc.	10,923
350	Aspen Insurance Holdings Ltd. (Bermuda)	9,824
75	Axis Capital Holdings Ltd. (Bermuda)	3,049
575	Conseco, Inc. (a)	12,012
850	Great American Financial Resources, Inc.	20,561
150	LandAmerica Financial Group, Inc.	14,473
225	Navigators Group, Inc. (a)	12,127
150	Odyssey Re Holdings Corp.	6,434
225	Platinum Underwriters Holdings Ltd. (Bermuda)	7,819
150	ProAssurance Corp. (a)	8,351
50	RenaissanceRe Holdings Ltd. (Bermuda)	3,100
		108,673

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet & Catalog Retail — 0.3%
175	priceline.com, Inc. (a)	12,030
	Internet Software & Services — 1.1%
250	AsiaInfo Holdings, Inc. (China) (a)	2,425
1,150	CMGI, Inc. (a)	2,243
75	Infospace, Inc.	1,741
1,250	SonicWALL, Inc. (a)	10,737
675	Valueclick, Inc. (a)	19,885
		37,031
	IT Services — 1.0%
150	Acxiom Corp.	3,968
175	Authorize.Net Holdings, Inc. (a)	3,131
450	BISYS Group, Inc. (The) (a)	5,323
200	CSG Systems International, Inc. (a)	5,302
1,825	Unisys Corp. (a)	16,680
		34,404
	Leisure Equipment & Products — 1.4%
800	Hasbro, Inc.	25,128
1,425	Sturm Ruger & Co., Inc. (a)	22,116
		47,244
	Life Sciences Tools & Services — 1.6%
50	Advanced Magnetics, Inc. (a)	2,908
1,000	Exelixis, Inc. (a)	12,100
175	Illumina, Inc. (a)	7,103
125	Medivation, Inc. (a)	2,554
600	Nektar Therapeutics (a)	5,694
975	PerkinElmer, Inc.	25,408
		55,767
	Machinery — 1.7%
150	AGCO Corp. (a)	6,512
200	FreightCar America, Inc.	9,568
450	Nordson Corp.	22,572
550	Wabtec Corp.	20,091
		58,743
	Media — 2.8%
1,200	Charter Communications, Inc., Class A (a)	4,860
525	Cumulus Media, Inc., Class A (a)	4,909
550	Entercom Communications Corp., Class A	13,690
1,625	Marvel Entertainment, Inc. (a)	41,405
2,275	Sinclair Broadcast Group, Inc., Class A	32,350
		97,214
	Metals & Mining — 1.9%
325	Chaparral Steel Co.	23,358
225	Cleveland-Cliffs, Inc.	17,476
375	Quanex Corp.	18,262
175	Steel Dynamics, Inc.	7,334
		66,430
	Multi-Utilities — 0.6%
600	NorthWestern Corp.	19,086
	Multiline Retail — 2.3%
1,475	Big Lots, Inc. (a)	43,394
1,800	Saks, Inc.	38,430
		81,824
	Oil, Gas & Consumable Fuels — 3.3%
450	Forest Oil Corp. (a)	19,017
450	Frontier Oil Corp.	19,696
250	Harvest Natural Resources, Inc. (a)	2,978
275	Mariner Energy, Inc. (a)	6,669
2,200	Meridian Resource Corp. (a)	6,644
900	Plains Exploration & Production Co. (a)	43,029
200	Swift Energy Co. (a)	8,552
400	USEC, Inc. (a)	8,792
		115,377
	Paper & Forest Products — 0.2%
450	Buckeye Technologies, Inc. (a)	6,962
	Personal Products — 1.0%
225	NBTY, Inc. (a)	9,720
1,775	Playtex Products, Inc. (a)	26,288
		36,008
	Pharmaceuticals — 2.0%
200	Adams Respiratory Therapeutics, Inc. (a)	7,878
225	Auxilium Pharmaceuticals, Inc. (a)	3,587
325	Cardiome Pharma Corp. (Canada) (a)	2,993
300	Cypress Bioscience, Inc. (a)	3,978
200	MGI Pharma, Inc. (a)	4,474
350	Nastech Pharmaceutical Co., Inc. (a)	3,819
300	Pozen, Inc. (a)	5,421
1,200	Viropharma, Inc. (a)	16,560
650	Watson Pharmaceuticals, Inc. (a)	21,144
		69,854
	Real Estate Investment Trusts (REITs) — 6.8%
2,250	Anthracite Capital, Inc.	26,325
1,250	Cousins Properties, Inc.	36,262
1,175	Equity Inns, Inc.	26,320
425	Equity Lifestyle Properties, Inc.	22,181
150	Home Properties, Inc.	7,790
50	Mid-America Apartment Communities, Inc.	2,624

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007  (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — Continued
175	Pennsylvania Real Estate Investment Trust	7,758
250	Post Properties, Inc.	13,032
975	Ramco-Gershenson Properties	35,032
1,550	Sunstone Hotel Investors, Inc.	44,004
1,200	Winston Hotels, Inc.	18,000
		239,328
	Road & Rail — 0.6%
175	Arkansas Best Corp.	6,820
250	Con-way, Inc.	12,560
		19,380
	Semiconductors & Semiconductor Equipment — 3.2%
400	Asyst Technologies, Inc. (a)	2,892
1,700	Cirrus Logic, Inc. (a)	14,110
750	Credence Systems Corp. (a)	2,700
625	Cymer, Inc. (a)	25,125
4,000	LSI Logic Corp. (a)	30,040
1,725	Micrel, Inc.	21,942
650	Omnivision Technologies, Inc. (a)	11,771
650	Silicon Storage Technology, Inc. (a)	2,425
125	Zoran Corp. (a)	2,505
		113,510
	Software — 4.3%
2,150	Aspen Technology, Inc. (a)	30,100
1,375	BMC Software, Inc. (a)	41,662
787	EPIQ Systems, Inc. (a)	12,718
275	eSpeed, Inc., Class A (a)	2,376
25	Fair Isaac Corp.	1,003
300	Magma Design Automation, Inc. (a)	4,212
175	MicroStrategy, Inc. (a)	16,536
250	Pegasystems, Inc.	2,732
575	Sybase, Inc. (a)	13,737
925	Synopsys, Inc. (a)	24,448
		149,524
	Specialty Retail — 3.5%
725	Barnes & Noble, Inc.	27,891
750	Blockbuster, Inc., Class A (a)	3,232
300	Books-A-Million, Inc.	5,082
375	CSK Auto Corp. (a)	6,900
1,425	Midas, Inc. (a)	32,305
1,500	Payless Shoesource, Inc. (a)	47,325
		122,735
	Thrifts & Mortgage Finance — 2.0%
450	Clayton Holdings, Inc. (a)	5,126
575	Corus Bankshares, Inc.	9,924
1,475	Federal Agricultural Mortgage Corp., Class C	50,474
250	Ocwen Financial Corp. (a)	3,333
		68,857
	Tobacco — 1.2%
4,300	Alliance One International, Inc. (a)	43,215
	Trading Companies & Distributors — 0.4%
1,325	BlueLinx Holdings, Inc.	13,899
	Wireless Telecommunications Services — 1.2%
2,100	Dobson Communications Corp. (a)	23,331
375	Rural Cellular Corp., Class A (a)	16,429
125	USA Mobility, Inc. (a)	3,345
		43,105
	Total Long-Term Investments (Cost $3,365,845)	3,416,591
Short-Term Investment — 3.2%
	Investment Company — 3.2%
110,554	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $110,554)	110,554
	Total Investments — 100.8% (Cost $3,476,399)	3,527,145
	Liabilities in Excess of Other Assets — (0.8)%	(27,906)
	NET ASSETS — 100.0%	$3,499,239

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION*

Financials	20.3%
Information Technology	18.2
Consumer Discretionary	15.8
Health Care	12.7
Industrials	11.3
Materials	6.0
Energy	5.4
Consumer Staples	3.0
Utilities	2.2
Telecommunication Services	2.0
Short-Term Investments	3.1

*	Percentages indicated are based upon total investments as of June 30, 2007. The Portfolio’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)—	Amount rounds to less than 0.1%.

(l)—	All or portion of this security is segregated for current or potential holdings with the custodian for forward foreign currency contracts.

(m)—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(w)—	When Issued Security

ADR—	American Depositary Receipt

CVA—	Dutch Certification

GDR—	Global Depositary Receipt

†—	Short position is the result of the sale of a when issued security to be received from a pending corporate action of the long position.

The market value and percentage of the investments that are fairly valued under the fair valuation policy for international investments as described in Note 2A are as follows:

Portfolio	Market Value	Percentage
International Equity Portfolio	$5,724,035	95.6%

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   11

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2007  (Unaudited)

	International Equity Portfolio	Large Cap Value Portfolio	Small Cap Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$5,970,500	$3,469,887	$3,416,591
Investments in affiliates, at value	—	105,956	110,554
Total investment securities, at value	5,970,500	3,575,843	3,527,145
Cash	37,922	91	193
Foreign currency, at value	16,188	—	—
Receivables:
Investment securities sold	6,376	34,854	8
Interest and dividends	14,168	4,930	7,796
Tax reclaims	6,786	—	—
Due from advisor	5,228	7,185	6,247
Total Assets	6,057,168	3,622,903	3,541,389

LIABILITIES:
Payables:
Investment securities purchased	13,878	29,726	—
Securities sold short, at value	—	8,620	—
Accrued liabilities:
Distribution fees	1,226	736	724
Custodian and accounting fees	9,291	4,958	3,016
Trustees’ and Chief Compliance Officer’s fees	20	12	12
Other	37,548	43,896	38,398
Total Liabilities	61,963	87,948	42,150
Net Assets	$5,995,205	$3,534,955	$3,499,239

NET ASSETS:
Paid in capital	$4,998,845	$3,021,468	$3,003,813
Accumulated undistributed (distributions in excess of) net investment income	67,115	21,637	16,125
Accumulated net realized gains (losses)	70,354	261,570	428,555
Net unrealized appreciation (depreciation)	858,891	230,280	50,746
Total Net Assets	$5,995,205	$3,534,955	$3,499,239
Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	334,127	201,702	200,871
Net asset value, offering and redemption price per share	$17.94	$17.53	$17.42

Cost of investments	$5,111,831	$3,345,661	$3,476,399
Cost of foreign currency	16,070	—	—
Proceeds from securities sold short	—	8,718	—

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007  (Unaudited)

	International Equity Portfolio	Large Cap Value Portfolio	Small Cap Equity Portfolio
INVESTMENT INCOME:
Dividend income	$105,386	$36,674	$29,114
Dividend income from affiliates (a)	—	2,227	2,882
Foreign taxes withheld	(10,818)	(31)	—
Total investment income	94,568	38,870	31,996

EXPENSES:
Investment advisory fees	16,997	6,751	10,990
Administration fees	2,838	1,691	1,694
Distribution fees	7,082	4,219	4,227
Custodian and accounting fees	13,253	13,550	11,708
Professional fees	28,676	24,044	23,802
Trustees’ and Chief Compliance Officer’s fees	44	26	26
Printing and mailing costs	11,587	11,000	11,134
Transfer agent fees	1,930	1,600	1,720
Other	2,513	1,912	1,890
Total expenses	84,920	64,793	67,191
Less amounts waived	(19,835)	(8,442)	(12,684)
Less earnings credits	—	(3)	(5)
Less expense reimbursements	(28,824)	(38,964)	(32,861)
Net expenses	36,261	17,384	21,641
Net investment income (loss)	58,307	21,486	10,355

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	63,734	216,519	414,804
Foreign currency transactions	1,863	—	—
Net realized gain (loss)	65,597	216,519	414,804
Change in net unrealized appreciation (depreciation) of:
Investments	399,150	12,476	(139,805)
Foreign currency translations	120	—	—
Securities sold short	—	98	—
Change in net unrealized appreciation (depreciation)	399,270	12,574	(139,805)
Net realized/unrealized gains (losses)	464,867	229,093	274,999
Change in net assets resulting from operations	$523,174	$250,579	$285,354

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   13

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD INDICATED

	International Equity Portfolio (a)		Large Cap Value Portfolio (a)
	Six Months Ended 6/30/2007 (Unaudited)	Period Ended 12/31/2006	Six Months Ended 6/30/2007 (Unaudited)	Period Ended 12/31/2006
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$58,307	$5,241	$21,486	$12,121
Net realized gain (loss)	65,597	7,119	216,519	54,499
Change in net unrealized appreciation (depreciation)	399,270	459,621	12,574	217,706
Change in net assets resulting from operations	523,174	471,981	250,579	284,326

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(11,207)	—	(18,166)
From net realized gains	—	(1,610)	—	(9,448)
Total distributions to shareholders	—	(12,817)	—	(27,614)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	—	5,000,050	—	3,000,050
Dividends reinvested	—	12,817	—	27,614
Change in net assets from capital transactions	—	5,012,867	—	3,027,664

NET ASSETS:
Change in net assets	523,174	5,472,031	250,579	3,284,376
Beginning of period	5,472,031	—	3,284,376	—
End of period	$5,995,205	$5,472,031	$3,534,955	$3,284,376
Accumulated undistributed (distributions in excess of) net investment income	$67,115	$8,808	$21,637	$151

SHARE TRANSACTIONS:
Issued	—	333,337	—	200,003
Reinvested	—	790	—	1,699
Change in shares	—	334,127	—	201,702

(a)	Commencement of operations was September 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

	Small Cap Equity Portfolio (a)
	Six Months Ended 6/30/2007 (Unaudited)	Period Ended 12/31/2006
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,355	$1,809
Net realized gain (loss)	414,804	21,475
Change in net unrealized appreciation (depreciation)	(139,805)	190,551
Change in net assets resulting from operations	285,354	213,835

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(6,161)
From net realized gains	—	(7,724)
Total distributions to shareholders	—	(13,885)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	—	3,000,050
Dividends reinvested	—	13,885
Change in net assets from capital transactions	—	3,013,935

NET ASSETS:
Change in net assets	285,354	3,213,885
Beginning of period	3,213,885	—
End of period	$3,499,239	$3,213,885
Accumulated undistributed (distributions in excess of) net investment income	$16,125	$5,770

SHARE TRANSACTIONS:
Issued	—	200,003
Reinvested	—	868
Change in shares	—	200,871

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 2

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
International Equity Portfolio
Six Months Ended June 30, 2007 (Unaudited)	$16.38	$0.17	$1.39	$1.56	$—	$—	$—
September 15, 2006(d) through December 31, 2006	15.00	0.02	1.40	1.42	(0.03)	(0.01)	(0.04)

Large Cap Value Portfolio
Six Months Ended June 30, 2007 (Unaudited)	16.28	0.11	1.14	1.25	—	—	—
September 15, 2006(d) through December 31, 2006	15.00	0.06	1.36	1.42	(0.09)	(0.05)	(0.14)

Small Cap Equity Portfolio
Six Months Ended June 30, 2007 (Unaudited)	16.00	0.05	1.37	1.42	—	—	—
September 15, 2006(d) through December 31, 2006	15.00	0.01	1.06	1.07	(0.03)	(0.04)	(0.07)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Incurred a gain from an investment transaction error. Without this gain, the total return would have been 6.93%.

(f)	Due to the size of net assets and fixed expenses, rates may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$ 17.94	9.52%		$5,995	1.28%	2.06%	3.00%		9%
16.38	9.46		5,472	1.28	0.35	5.00	(f)	3

17.53	7.68		3,535	1.03	1.27	3.84		43
16.28	9.46		3,284	1.03	1.34	6.24	(f)	24

17.42	8.88		3,499	1.28	0.61	3.97		128
16.00	7.13	(e)	3,214	1.28	0.20	6.52	(f)	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007  (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The following are 3 separate portfolios of the Trust (collectively, the “Portfolios”) covered by this report:

Class Offered
International Equity Portfolio	Class 2
Large Cap Value Portfolio	Class 2
Small Cap Equity Portfolio	Class 2

The Portfolios commenced operations on September 15, 2006.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolios.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolios are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolios apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Portfolio calculates its net asset value.

B.  Foreign Currency Translation — The books and records of the International Equity Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the International Equity Portfolio are presented at the foreign exchange rates and market values at the close of the period, the International Equity Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the International Equity Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

C.  Forward Foreign Currency Exchange Contracts — The International Equity Portfolio may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the International Equity Portfolio’s exposure to foreign currency exchange fluctuations. The International Equity Portfolio may also enter into forward foreign currency exchange contracts in an attempt to generate gains to the International Equity Portfolio. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the International Equity Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the International Equity Portfolio’s basis in the contract. The International Equity Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of June 30, 2007, the International Equity Portfolio did not have any outstanding forward foreign currency exchange contracts.

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolios first learn of the dividend.

The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E.  Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F.  Federal Income Taxes — Each Portfolio is treated as a separate taxable entity for Federal income tax purposes. Each Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolios are also segregated portfolios of assets for insurance purposes and intend to comply with the diversification requirements of Subchapter L of the Code.

G.  Foreign Taxes — The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are generally declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the interpretation did not have an impact to the Portfolios’ financial statements upon adoption. Management continually reviews the Portfolios’ tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, on going analyses of tax laws, regulations and interpretations, thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolios’ financial statement disclosures.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007  (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolios. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Portfolio’s respective average daily net assets. The annual fee rate for each Portfolio is as follows:

International Equity Portfolio	0.60%
Large Cap Value Portfolio	0.40
Small Cap Equity Portfolio	0.65

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolios may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolios in an amount sufficient to offset any doubling up of these fees related to the Portfolios’ investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2007, are as follows:

Large Cap Value Portfolio	$17
Small Cap Equity Portfolio	22

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolios. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolios’ shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolios in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Portfolio shall pay distribution fees, including payments to the Distributor, at annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services for the Portfolios. The amounts paid directly to JPMCB by the Portfolios for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolios, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolios to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolios’ respective average daily net assets as shown in the table below:

International Equity Portfolio	1.28%
Large Cap Value Portfolio	1.03
Small Cap Equity Portfolio	1.28

The contractual expense limitation agreements were in effect for the period ended June 30, 2007. The expense limitation percentages above are in place until at least April 30, 2008.

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

For the six months ended June 30, 2007, the Portfolios’ service providers waived fees and/or reimbursed expenses for each of the Portfolios as follows. None of these parties expects the Portfolios to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Total	Contractual Reimbursements
International Equity Portfolio	$16,997	$2,838	$19,835	$28,824
Large Cap Value Portfolio	6,751	1,691	8,442	38,964
Small Cap Equity Portfolio	10,990	1,694	12,684	32,861

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolios for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolios in accordance with federal securities regulations. The Portfolios, along with other affiliated portfolios, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Portfolios may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolios may use related party broker/dealers. For the six months ended June 30, 2007, the Portfolios did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolios to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Equity Portfolio	$610,721	$530,775
Large Cap Value Portfolio	1,479,951	1,431,435
Small Cap Equity Portfolio	4,249,242	4,249,761

During the six months ended June 30, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2007, were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Equity Portfolio	$5,111,831	$943,167	$84,498	$858,669
Large Cap Value Portfolio	3,345,661	285,477	55,295	230,182
Small Cap Equity Portfolio	3,476,399	195,731	144,985	50,746

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   21

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007  (Unaudited) (continued)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolios. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Portfolios had no borrowings outstanding at June 30, 2007, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss to be remote.

The International Equity Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the International Equity Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of June 30, 2007, substantially all of the International Equity Portfolio’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of June 30, 2007, International Equity Portfolio invested approximately 24.2% of its portfolio in issuers in the United Kingdom.

From time to time, the Portfolios may have a concentration of several shareholders, some of which may be related parties, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolios.

22   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

TRUSTEES
(Unaudited)

The Portfolios’ Statement of Additional Information includes additional information about the Portfolios’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolios	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	140	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	140	None.
John F. Finn (1947); Trustee of Trust since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	140	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	140
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	140	None.
Peter C. Marshall (1942); Trustee of Trust since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	140	None.
Marilyn McCoy (1948); Trustee of Trust since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	140	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	140	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).
Robert A. Oden, Jr. (1946); Trustee of Trust since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	140	Director, American University in Cairo.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   23

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolios	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	140	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	140	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	140	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	140
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (140 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

24   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

JUNE 30, 2007        JPMORGAN INSURANCE TRUST   25

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

As a shareholder of the Portfolios, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolios are a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolios at the beginning of the reporting period, January 1, 2007, and continued to hold your shares at the end of the reporting period, June 30, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Class 2	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
International Equity Portfolio
Actual	$1,000.00	$1,095.20	$6.65	1.28%
Hypothetical	1,000.00	1,018.45	6.41	1.28

Large Cap Value Portfolio
Actual	1,000.00	1,076.80	5.30	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03

Small Cap Equity Portfolio
Actual	1,000.00	1,088.80	6.63	1.28
Hypothetical	1,000.00	1,018.45	6.41	1.28

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

26   JPMORGAN INSURANCE TRUST        JUNE 30, 2007

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolios. It is not authorized for distribution to prospective investors in the Portfolios unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Portfolio’s policies and procedures with respect to the disclosure of each Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolios to the Advisor. A copy of the Portfolios’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolios’ website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. June 2007.	SAN-JPMIT3-607

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

September 7, 2007

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

September 7, 2007